As Filed with the Securities and Exchange Commission on April 27, 2018

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 18	☒
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 43	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

John Piller, Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, North Carolina 28262-8500	Charlotte, North Carolina 28262-8500
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2018

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single Premium immediate variable annuity Contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the Fund prospectus, and keep it for future reference.

The Contracts are designed to provide you with a stream of income for the life of the named Annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts:

∎ Growth Equity Fund	∎ Real Estate Securities Fund
∎ Growth & Income Fund	∎ Small Cap Equity Fund
∎ International Equity Fund	∎ Social Choice Equity Fund
∎ Large-Cap Value Fund	∎ Stock Index Fund

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the Investment Account’s underlying Fund investment performs over time. TIAA Life doesn’t guarantee the investment performance of the Funds or the Investment Accounts, and you bear the entire investment risk.

A separate prospectus for the Funds provides more information about the Funds listed above. Note that the prospectus for the Funds may provide information for other Funds that are not available through the contract. When you consult the prospectus, you should be careful to refer only to the information regarding the Funds listed above.

More information about the separate account and the Contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2018. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Contracts or certain investment options under the Contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the single Premium immediate variable annuities issued by TIAA Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

2	Prospectus Single Premium Immediate Annuities

DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

1940 Act. The Investment Company Act of 1940, as amended.

Annuitant. The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the Annuitant may not be changed.

Annuity Unit. A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return. 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary. The person or institution selected by the Contract owner to become the new Contract owner if the Contract owner dies while any annuity payments remain due.

Business Day. Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year.

Commuted Value. The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the Fixed Account, the Commuted Value is the sum of payments less the interest that would have been earned from the effective date of the Commuted Value calculation to the date each payment would have been made. For any variable Investment Account, the Commuted Value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the Annuity Unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts. The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single Premium immediate annuity Contracts.

Contract owner. The person (or persons) who controls all the rights and benefits under a contract.

Current Value. The Present Value of the future annuity payments, which for variable payments is computed using the assumption that the relevant Investment Account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the Present Value is determined based on the age of the Annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “Current Value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account. The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund. An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account. All of TIAA Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Good Order. An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process any changes or transaction must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction

Income Change Method. The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual Income Change Method.

Income Option. The form of annuity benefit that you select under the Two-Life Annuity. The Income Options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account. A sub-account of the separate account that invests its assets in shares of a corresponding Fund.

IRC. The Internal Revenue Code of 1986, as amended.

Issue Date. The day that the contract is issued and becomes effective.

NYSE. The New York Stock Exchange.

Premium. The amount you invest in the contract.

Present Value. The Present Value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant. The natural person whose life, together with the Annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account. TIAA-CREF Life Separate Account VA-1.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA Life. TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day. Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

Single Premium Immediate Annuities Prospectus	3

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity Contracts and receive a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of Contracts we offer are:

•	One-Life Annuity, which pays income as long as the Annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

•

Two-Life Annuity, which pays income as long as either the Annuitant or the second Annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an Annuitant, continues at either the same or a reduced level for the life of the other Annuitant; and

•	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single Premium to the Fixed Account or to one or more of the separate account’s variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Accounts you may have allocated to perform over time. Your payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable Investment Accounts which invest in the following Funds of the TIAA-CREF Life Funds:

• Growth Equity Fund	• Real Estate Securities Fund
• Growth & Income Fund	• Small Cap Equity Fund
• International Equity Fund	• Social Choice Equity Fund
• Large-Cap Value Fund	• Stock Index Fund

TIAA Life doesn’t guarantee the investment performance of the Funds or the variable Investment Accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 1.0%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable Investment Account are calculated, i.e., you may change your Income Change Method. For more details on transfers and changing your Income Change Method, see “Changing Investment Accounts and Income Change Methods”.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. This first table lists certain categories of Contract owner transaction expenses for comparative purposes. State Premium taxes may be deducted depending on your state.

CONTRACT OWNER TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of Premiums)	None
Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of Premiums, if applicable)[1]	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

[1]	Only applicable in certain states. Where TIAA Life is required to pay this Premium tax, we may deduct the amount of the Premium tax paid from any Premium payment.

4	Prospectus Single Premium Immediate Annuities

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees[1]	Fee Waiver[1]	Current
Charges[1]
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

[1]

TIAA Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of Fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these Funds for the year ended December 31, 2017. The next table provides greater detail on the total operating expenses charged by each Fund, and shows the total separate account and Fund annual expenses. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from Fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses[1]	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses[8]
Growth Equity Fund[2]	0.45%	0.00%	0.14%	0.59%	-0.07%	0.52%	1.12%
Growth & Income Fund[2]	0.45%	0.00%	0.13%	0.58%	-0.06%	0.52%	1.12%
International Equity Fund[3]	0.50%	0.00%	0.20%	0.70%	-0.10%	0.60%	1.20%
Large-Cap Value Fund[2]	0.45%	0.00%	0.18%	0.63%	-0.11%	0.52%	1.12%
Real Estate Securities Fund[4]	0.50%	0.00%	0.16%	0.66%	-0.09%	0.57%	1.17%
Small-Cap Equity Fund[5]	0.46%	0.00%	0.25%	0.71%	-0.18%	0.53%	1.13%
Social Choice Equity Fund[6]	0.15%	0.00%	0.18%	0.33%	-0.11%	0.22%	0.82%
Stock Index Fund[7]	0.06%	0.00%	0.06%	0.12%	-0.03%	0.09%	0.69%

[1]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and

Single Premium Immediate Annuities Prospectus	5

expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[8]

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and Fund expenses would be 1.72% for the Growth Equity, 1.72% for the Growth & Income, 1.80% for the International Equity, 1.72% for the Large-Cap Value, 1.73% for the Small-Cap Equity, 1.29% for the Stock Index, 1.42% for the Social Choice Equity, and 1.77% for the Real Estate Securities.

Fund expenses are deducted from each underlying Fund before TIAA-CREF Life is provided with the Fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity Contracts. These costs include Contract owner transaction expenses, separate account annual expenses, and maximum Fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the Funds. The example assumes that the Fund’s expense reimbursement agreement will remain in place for one year but that there will be no waiver or expense reimbursement agreement in effect thereafter.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LIFE FUNDS—SPIA EXPENSE TABLE—WITHOUT SEPARATE ACCT WAIVERS AND FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$183	$566	$975	$2,116
Growth & Income Account	$181	$560	$964	$2,095
International Equity Account	$192	$594	$1,021	$2,212
Large-Cap Value Account	$187	$579	$996	$2,159
Real Estate Securities Account	$188	$582	$1,001	$2,169
Small-Cap Equity Account	$194	$600	$1,032	$2,233
Social Choice Equity Account	$159	$493	$850	$1,856
Stock Index Account	$134	$418	$723	$1,590

LIFE FUNDS—SPIA EXPENSE TABLE—WITH FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$114	$373	$652	$1,447
Growth & Income Account	$114	$369	$643	$1,426
International Equity Account	$122	$400	$699	$1,549
Large-Cap Value Account	$114	$382	$669	$1,489
Real Estate Securities Account	$119	$389	$679	$1,504
Small-Cap Equity Account	$115	$397	$701	$1,563
Social Choice Equity Account	$84	$292	$517	$1,165
Stock Index Account	$70	$227	$398	$892

6	Prospectus Single Premium Immediate Annuities

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each Investment Account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a Premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the Current Value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the Current Value of your contract may be less than your Premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your Premium, we’ll refund the greater of your contract value or your full Premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any Premium taxes and expense charges deducted from the Premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single Premium immediate variable annuities (SPIAs) offered by TIAA Life. The rights and benefits under the Contracts are summarized below. However, the descriptions you read here are qualified entirely by the Contracts themselves.

The Contracts are approved in all states including the District of Columbia.

Under the SPIA Contracts, TIAA Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the Contracts to provide you with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA Contracts include both fixed and variable components—that is, you can allocate your single Premium between the Fixed Account or one or more separate account variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed by TIAA Life over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on the performance of the Funds underlying the Investment Account. Your variable payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive in Good Order at our Administrative Office your complete and accurate application, Premium and all other information necessary to process your application. Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Department

TIAA-CREF Life Insurance Company

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payer to the account owner cannot be identified from the face of the check. The Premium must be for at least $25,000. Additional Premiums are not permitted. We will credit your Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your Premium at that time unless you provide us specific consent to retain the initial premium until your application is complete and in Good Order.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Single Premium Immediate Annuities Prospectus	7

Electronic Payment. You may pay your Premium by electronic payment. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA Contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your Premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your Premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract Issue Date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your Premium
•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	the interest rates then in effect

•	the Income Option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the Annuitant’s death). The amount of each annuity payment from the Fixed Account does not change as a result of the investment experience of any variable Investment Account.

There are significant limits on your right to “transfer” all or part of your future annuity payments from the Fixed Account to the variable Investment Accounts. Due to these limitations, if you want to transfer all of your future annuity payments from the Fixed Account to one or more variable Investment Accounts, it may take several years to do so. You should carefully consider whether payments from the Fixed Account meet your investment needs. See “Changing Investment Accounts and Income Change Methods.”

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your Annuity Units in a particular Investment Account. The number of Annuity Units you purchase is determined on the contract Issue Date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units you purchase will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the Issue Date of your contract). Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the Funds underlying the particular Investment Account. For the formulas used to determine Annuity Unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

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•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	in the case of the Two-Life Annuity, the Income Option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the Funds underlying the variable Investment Accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of Income Change Method). In general, your payments will increase if the performance of the variable Investment Account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly Income Change Method for your variable annuity payments. Under the annual Income Change Method, the amount of payments from the variable Investment Accounts will change each May 1, based on the net investment results of the Funds underlying the Investment Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly Income Change Method, payments from the variable Investment Accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these Contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your Beneficiary) may be less than the Premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your Beneficiary income as long as the Annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the Annuitant dies before it’s over, annuity income payments will continue to you or your Beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the Annuitant dies—so that it’s possible for you to receive only one payment if the Annuitant dies before the second payment is made, two payments if the Annuitant dies before the third payment is made, etc.

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Two-Life Annuity. This option pays income to you or your Beneficiary as long as the Annuitant or second Annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of Income Options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two- Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your Beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Due to this limitation, it may take several years to transfer all of your future annuity payments from the Fixed Account to the variable Investment Accounts. Once income has been transferred from the Fixed Account to a variable Investment Account it cannot be transferred back to the Fixed Account.

You may not transfer payments from the Fixed Account to the variable Investment Accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the Business Day we receive your request in Good Order . Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last Calendar Day of the current or any future month, even if it’s not a Business Day. Transfers under the annual Income Change Method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly Income Change Method and all transfers into or out of the Fixed Account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska,

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North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your Premium is temporarily held in the General Account, no transfers may be made. For more information on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly Income Change Methods at any time, but only once a year, and the switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

To request a transfer or to switch your Income Change Method, call Retirement Services, toll-free at 800-842-2252, or write the TIAA Life home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying Funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for Funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. Transfers of the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Fund.

We seek to apply our transfer policies uniformly to all Contract owners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your Beneficiary have the right to receive in a lump sum the Commuted Value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the Annuitant(s) dies during the guaranteed period, or (ii) under a Fixed- Period Annuity from the variable Investment Accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of Annuitant(s), or if the Annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the Fixed Account is only available to your beneficiaries after your death.)

The Commuted Value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the Commuted Value is the Business Day on which we receive the request for a Commuted Value, in a form acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACT OWNER

If you (the Owner) die, your designated Beneficiar(y)(ies) or, if none, the person chosen as the Annuitant or second Annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving Beneficiary and the Annuitant and second Annuitant, if any, has died before the end of a guaranteed period, the Commuted Value of any payments remaining due will be paid in one sum to your estate.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves to certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each Investment Account is equal to the number of Annuity Units payable multiplied by the then-Current Value of one Annuity

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Unit for the variable Investment Account and Income Change Method you chose.

Determining the Number of Annuity Units Payable. The number of Annuity Units you purchase under the contract is derived by dividing the portion of the Premium (net of any Premium taxes) you allocated to a particular Investment Account and Income Change Method by the product of the Annuity Unit value for that Investment Account and Income Change Method, and an annuity factor that represents the Present Value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of Annuity Units for each variable Investment Account and Income Change Method under a contract is generally determined on the contract Issue Date and remains fixed unless there is a “transfer” of Annuity Units or you change your Income Change Method. The number of Annuity Units payable from a particular Investment Account and Income Change Method under your contract will be reduced by the number of Annuity Units you transfer out of that Investment Account or Income Change Method. The number of Annuity Units payable will be increased by any internal transfers you make to that Investment Account and Income Change Method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units payable from each variable Investment Account will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. Annuity Unit valuations for each Investment Account will occur only on Business Days, and thus the last Calendar Day of each month will not be a Valuation Day unless it falls on a Business Day. If the last Calendar Day of a month does not fall on a Business Day, the last Valuation Day for such months shall be deemed to be the last Business Day of the month. The Annuity Unit value for each Income Change Method is determined by updating the Annuity Unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent Assumed Investment Return. We further adjust the Annuity Unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those Annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual Income Change Method, the value of the Annuity Unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the Annuity Unit for payments due on and after the next succeeding May 1 is equal to the Annuity Unit value determined as of the last Valuation Day in March. For participants under the monthly Income Change Method, the value of the Annuity Unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

TIAA Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly Income Change Methods.

For the more detailed formula we use for determining Annuity Unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account, which currently has eight subaccounts, or variable Investment Accounts. These variable Investment Accounts invest in shares of the Funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten Funds but may add other Funds in the future.

Note that not all of the ten Funds described in the prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the Funds listed below.

The Funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

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The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, LLC (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the Funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the TIAA Life General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 1.0%. Your first payment may not reflect participation in the variable Investment Accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable Investment Account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by TIAA Life. The Contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each Investment Account. TIAA Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the Premium and administering the Contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA Life’s mortality risks come from its obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA Life assumes the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected.

TIAA Life’s expense risk is the possibility that TIAA Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each Investment Account purchases shares of the corresponding Fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA -CREF Life Funds. These

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expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The Contracts do not provide for charges or other deductions from the Premium.

Premium Taxes. Currently, residents of several states may be subject to Premium taxes on their contract. We will deduct any charges for Premium taxes from your Premium before it’s applied to provide annuity payments. State Premium taxes currently range from 1.00 percent to 3.50 percent of Premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Premiums or other consideration paid for the contract) during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner who is not a natural person should discuss these potential exceptions with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of Premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire Premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract Issue Date, annuity payments stop because an Annuitant died, any Premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an Annuitant, payee, or other Beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the Annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or Annuitant’s death. That is, the “investment in the contract” remains generally the total Premium payments, less amounts received, which were not includable in gross income.

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MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.

Enacted Tax Legislation. On December 22, 2017, H.R. 1 was enacted into law as P.L. 115-77 (popularly known as the “Tax Cuts and Jobs Act”), permanently cutting the corporate tax rate from 35% to 21%, temporarily reducing individual tax rates and providing a partial deduction for certain income earned by pass-through entities until 2026, while making fundamental changes to the taxation of foreign persons and income. To broaden the income tax base to pay for the rate cuts and pass-through income deduction, many corporate deductions have been eliminated or modified and many individual deductions suspended until 2026. With most provisions effective on January 1, 2018 the Joint Committee on Taxation (JCT) estimates that the Act will increase the federal deficit by approximately $1.5 trillion over 10 years. The JCT also estimates that the Act will result in some economic growth over the same period. While the Act is expected to have effects on the economy that will impact interest rates, we cannot predict those effects. You should discuss the possibility of such impacts with your financial adviser.

The individual provisions of the Act may impact your personal tax situation, including the benefit of tax-deferral. However, we have not identified any provisions of the Act that would diminish the favorable tax treatment that annuity contract owners currently receive.

You should discuss the impact of the Act on your personal tax situation with your tax adviser.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity Contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Contract.

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its Contracts (other than Premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2018, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $11,200,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income

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received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company (“TIAA Life”), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA Life established TIAA-CREF Life Separate Account VA-1 as a separate account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA Life, the separate account is also subject to regulation by the New York Department of Financial Services and the insurance departments of some other jurisdictions in which the Contracts are offered (see the SAI).

Although TIAA Life owns the assets of the separate account, and the obligations under the Contracts are obligations of TIAA Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA Life separate account or other business activity TIAA Life may undertake.

The separate account currently has eight subaccounts, or variable Investment Accounts, which invest in shares of the Funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable Investment Accounts. Following is a brief description of the Fixed Account. Amounts allocated to the Fixed Account become part of the General Account assets of TIAA Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA Life separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the Fixed Account registered as an investment company under the 1940 Act. Neither the Fixed Account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the Fixed Account, see your contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Single Premium Immediate Annuities Prospectus	15

The Contracts are offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main offices of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of the Contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA Life nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account Contract owners. In addition, transfers of Accumulation Value from and within the fixed and variable Investment Accounts may be deferred under these circumstances.

If a check has been submitted as the Premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. TIAA Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a Contract owner has the right to instruct are calculated separately for each variable Investment Account, and include fractional votes. The Contract owner has a voting interest in each Investment Account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable Investment Account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new Investment Accounts in the future that would invest in other Funds. We don’t guarantee that the separate account, any existing Investment Account or any Investment Account added in the future, will always be available. We reserve the right to add or close accounts, substitute one Fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the Investment Accounts or add, delete or stop providing Contracts for use with any Investment Account. We can also stop or start providing certain contract options or Income Options under either the annual or monthly Income Change Methods from current or future Investment Accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA Life can make these and some other changes at its discretion, subject to any required New York Department of Financial Services, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA Life may transfer the separate account assets to another separate account or account of TIAA Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from

16	Prospectus Single Premium Immediate Annuities

our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims- paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

CONTACTING TIAA LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our administrative office. You can ask questions by calling toll-free 800 842 2252.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 842 2252, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the Funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Single Premium Immediate Annuities Prospectus	17

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates can be communicated in writing to TIAA-CREF 8500 Andrew Carnegie Blvd., Charlotte, NC 28262; or by calling us between the hours of 8:00 a.m. and 10:00 p.m. ET, Monday-Friday and 9:00 a.m. to 6:00 p.m. ET Saturday at 800 842 2252; or 24 hours a day via our website www.tiaa.org.

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

18	Prospectus Single Premium Immediate Annuities

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-3	Statements and Reports
B-3	General Matters
B-3	State Regulation
B-4	Legal Matters
B-4	Experts
B-4	Additional Information
B-4	Financial Statements
Index to Financial Statements

Single Premium Immediate Annuities Prospectus	19

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable Investment Accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

CONDENSED FINANCIAL INFORMATION

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Growth Equity Sub-Account
2017	1,085	$31.82	$42.55	$50,488	0.00%	0.60%	33.74%
2016	1,147	$32.32	$31.82	$40,015	0.55%	0.60%	(1.55)%
2015	1,247	$29.65	$32.32	$43,719	0.22%	0.60%	9.01%
2014	1,258	$26.81	$29.65	$39,994	0.30%	0.60%	10.59%
2013	1,324	$19.27	$26.81	$37,777	0.28%	0.60%	39.10%
2012	1,353	$16.57	$19.27	$27,451	0.71%	0.60%	16.29%
2011	1,426	$16.37	$16.57	$24,877	0.27%	0.60%	1.22%
2010	1,450	$14.52	$16.37	$24,804	0.47%	0.60%	12.74%
2009	1,609	$10.78	$14.52	$24,282	0.93%	0.60%	34.66%
2008	1,554	$18.30	$10.78	$17,451	0.87%	0.60%	(41.05)%

TIAA-CREF Life Growth & Income Equity Sub-Account
2017	962	$55.82	$68.76	$77,609	0.00%	0.60%	23.17%
2016	1,046	$51.71	$55.82	$67,649	1.34%	0.60%	7.95%
2015	1,125	$50.34	$51.71	$65,811	1.08%	0.60%	2.72%
2014	1,176	$45.59	$50.34	$66,424	0.99%	0.60%	10.42%
2013	1,189	$34.13	$45.59	$60,823	1.08%	0.60%	33.58%
2012	1,227	$29.49	$34.13	$46,469	1.78%	0.60%	15.73%
2011	1,268	$28.82	$29.49	$40,088	1.07%	0.60%	2.32%
2010	1,342	$25.56	$28.82	$40,422	1.29%	0.60%	12.73%
2009	1,406	$20.13	$25.56	$37,317	1.74%	0.60%	27.00%
2008	1,506	$31.05	$20.13	$31,512	1.70%	0.60%	(35.16)%

TIAA-CREF Life International Equity Sub-Account
2017	1,003	$27.28	$36.07	$39,646	1.16%	0.60%	32.19%
2016	1,026	$27.16	$27.28	$30,471	1.50%	0.60%	0.45%
2015	1,113	$27.59	$27.16	$32,926	1.29%	0.60%	(1.57)%
2014	1,187	$30.14	$27.59	$35,523	1.27%	0.60%	(8.45)%
2013	1,260	$24.42	$30.14	$40,974	2.44%	0.60%	23.41%
2012	1,285	$18.72	$24.42	$33,558	1.74%	0.60%	30.49%
2011	1,423	$24.74	$18.72	$28,003	1.54%	0.60%	(24.33)%
2010	1,618	$20.80	$24.74	$41,512	1.28%	0.60%	18.92%
2009	1,822	$15.88	$20.80	$38,962	3.77%	0.60%	30.96%
2008	1,966	$31.95	$15.88	$32,107	0.04%	0.60%	(50.29)%

TIAA-CREF Life Large-Cap Value Sub-Account
2017	235	$81.97	$91.54	$25,062	0.00%	0.60%	11.67%
2016	264	$69.45	$81.97	$25,008	1.82%	0.60%	18.03%
2015	273	$73.54	$69.45	$21,601	1.56%	0.60%	(5.57)%
2014	301	$67.89	$73.54	$24,690	1.79%	0.60%	8.33%
2013	300	$50.85	$67.89	$22,732	1.99%	0.60%	33.51%
2012	292	$42.58	$50.85	$16,543	1.91%	0.60%	19.42%
2011	321	$45.55	$42.58	$14,932	1.47%	0.60%	(6.52)%
2010	354	$38.71	$45.55	$17,099	1.56%	0.60%	17.65%
2009	383	$29.63	$38.71	$15,557	1.96%	0.60%	30.68%
2008	384	$50.28	$29.63	$11,969	1.49%	0.60%	(41.07)%

20	Prospectus Single Premium Immediate Annuities

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Real Estate Securities Sub-Account
2017	292	$94.21	$105.19	$34,189	0.00%	0.60%	11.65%
2016	313	$91.17	$94.21	$32,514	2.70%	0.60%	3.34%
2015	324	$87.88	$91.17	$32,640	2.61%	0.60%	3.74%
2014	333	$68.82	$87.88	$32,271	1.72%	0.60%	27.70%
2013	324	$67.95	$68.82	$24,504	1.66%	0.60%	1.28%
2012	352	$57.06	$67.95	$25,720	1.90%	0.60%	19.07%
2011	353	$53.79	$57.06	$21,199	1.22%	0.60%	6.08%
2010	366	$41.25	$53.79	$20,662	2.36%	0.60%	30.38%
2009	341	$33.17	$41.25	$14,857	4.13%	0.60%	24.36%
2008	376	$54.07	$33.17	$13,218	4.26%	0.60%	(38.64)%

TIAA-CREF Life Small-Cap Equity Sub-Account
2017	169	$101.70	$116.16	$22,773	0.00%	0.60%	14.21%
2016	187	$85.36	$101.70	$22,068	0.84%	0.60%	19.15%
2015	238	$86.00	$85.36	$22,418	0.60%	0.60%	(0.74)%
2014	253	$80.97	$86.00	$23,507	0.70%	0.60%	6.21%
2013	279	$58.24	$80.97	$24,203	0.71%	0.60%	39.03%
2012	258	$51.38	$58.24	$16,104	1.11%	0.60%	13.34%
2011	288	$53.98	$51.38	$15,621	0.52%	0.60%	(4.82)%
2010	317	$42.57	$53.98	$17,661	0.83%	0.60%	26.78%
2009	277	$33.53	$42.57	$12,166	1.39%	0.60%	26.99%
2008	309	$49.89	$33.53	$10,653	1.51%	0.60%	(32.79)%

TIAA-CREF Life Social Choice Sub-Account
2017	383	$52.86	$63.56	$27,330	0.01%	0.60%	20.24%
2016	412	$46.91	$52.86	$23,916	2.37%	0.60%	12.67%
2015	419	$48.50	$46.91	$21,383	2.48%	0.60%	(3.28)%
2014	440	$43.97	$48.50	$23,251	1.81%	0.60%	10.31%
2013	465	$32.98	$43.97	$22,151	1.64%	0.60%	33.33%
2012	451	$29.10	$32.98	$16,020	1.91%	0.60%	13.33%
2011	476	$29.29	$29.10	$14,675	1.72%	0.60%	(0.65)%
2010	487	$25.40	$29.29	$14,877	1.85%	0.60%	15.32%
2009	521	$19.28	$25.40	$13,691	2.22%	0.60%	31.73%
2008	555	$30.34	$19.28	$11,103	1.35%	0.60%	(36.45)%

TIAA-CREF Life Stock Index Sub-Account
2017	2,361	$65.90	$79.28	$216,064	0.00%	0.60%	20.29%
2016	2,626	$58.82	$65.90	$191,984	2.15%	0.60%	12.04%
2015	2,777	$58.92	$58.82	$179,018	1.91%	0.60%	(0.17)%
2014	2,928	$52.71	$58.92	$186,911	1.89%	0.60%	11.79%
2013	2,973	$39.74	$52.71	$167,268	1.90%	0.60%	32.63%
2012	3,056	$34.36	$39.74	$128,944	2.15%	0.60%	15.65%
2011	3,214	$34.24	$34.36	$116,331	1.82%	0.60%	0.35%
2010	3,362	$29.50	$34.24	$120,888	1.81%	0.60%	16.09%
2009	3,518	$23.12	$29.50	$107,829	2.01%	0.60%	27.59%
2008	3,672	$36.95	$23.12	$88,233	1.84%	0.60%	(37.44)%

Single Premium Immediate Annuities Prospectus	21

(a)	Does not include expenses of Underlying Fund.
(b)	These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as administrative expenses and mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Account invests.
(c)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administrative expenses and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the Underlying Fund have been excluded.
(d)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

22	Prospectus Single Premium Immediate Annuities

For more information about Single Premium Immediate Annuity

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

800 842-2252

8:00 a.m. to 10:00 p.m. ET Monday–Friday

9:00 a.m. to 6:00 p.m. ET Saturday

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Contract than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI or to request other information about the Contract, please call or write to us at our Administrative Office 800 842-2252.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-8090.

Investment Company Act of 1940

Registration File No. 811-08963

A10861

(5/18)

Statement of Additional Information

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF Life Separate Account VA-1

and

TIAA-CREF Life Insurance Company

MAY 1, 2018

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2018 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Legal matters	B-4
Experts	B-4
Additional information	B-4
Financial statements	B-4
Index to financial statements	B-5

Calculating annuity unit values

Separate Annuity Unit values are maintained for Annuity Units payable from each Investment Account under each Income Change Method. The values are calculated as of each Valuation Day. Annuity unit values for an Income Change Method are determined by multiplying each account’s Annuity Unit value at the end of the previous Valuation Day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that Income Change Method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an Income Change Method, and those who start or stop receiving annuity income under that Income Change Method between the two dates.

An Investment Account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous Valuation Day. An Investment Account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the Fund(s) held by the account as of the end of the Valuation Day, excluding the net effect of Contractholders’ transactions (i.e., Premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous Valuation Day.
B equals		the value of the shares in the Fund(s) held by the account as of the end of the prior Valuation Day, including the net effect of Contractowners’ transactions made during the prior Valuation Day.

Tax status of the contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (“IRC”) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The Internal Revenue Service (IRS) has published rulings stating that a variable Contractowner will be considered the owner of separate account assets if the Contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that Contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life Insurance Company (“TIAA Life”) reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a Contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the Annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ∎ Single Premium Immediate Annuities

Statements and reports

You will receive a confirmation statement when you remit your Premium, or make a “transfer” to or from the separate account or among the variable Investment Accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General matters

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

Financial support agreement

The Contracts are issued by TIAA Life. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (“TIAA”).

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA Life with recourse to TIAA.

Management related service contracts

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2017, 2016, and 2015 TIAA Life provided total compensation for product administrative services of $6,059,118, $7,114,744, and $7,026,813 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2017, 2016, and 2015, TIAA Life paid custody fees of $392,512, $389,700, and $389,700. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2017, 2016, and 2015, TIAA Life provided compensation for trade settlement services of $55,105, $55,978, and $53,606.

State regulation

TIAA Life and the separate account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA Life and the separate account must file with the Department periodic statements on forms promulgated by the Department. The separate account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-3

Legal matters

All matters of applicable state law pertaining to the Contracts, including TIAA Life’s right to issue the Contracts, have been passed upon by Meredith Kornreich General Counsel of TIAA Life.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA-CREF Life Separate Account VA-1 as of December 31, 2017 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company statutory basis financial statements

The statutory basis financial statements as of December 31, 2017, and 2016 and for each of the three years in the period ended December 31, 2015 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2017, and 2016 and for each of the three years in the period ended December 31, 2015 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial statements

Audited financial statements of the separate account and TIAA Life, and TIAA follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on the ability of TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ∎ Single Premium Immediate Annuities

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-5

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and Contractowners of TIAA-CREF Life Separate Account VA-1

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the table below (constituting TIAA-CREF Life Separate Account VA-1, hereafter collectively referred to as the “Sub-Accounts”) as of December 31, 2017, the related statements of operations and changes in net assets, including the related notes, for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	Matson Money U.S. Equity VI Portfolio(1)
TIAA-CREF Life Bond(1)	MFS Global Equity Series—Initial Class(1)
TIAA-CREF Life Growth Equity(1)	MFS Growth Series—Initial Class(1)
TIAA-CREF Life Growth and Income(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)
TIAA-CREF Life International Equity(1)	MFS Utilities Series—Initial Class(1)
TIAA-CREF Life Large Cap Value(1)	Neuberger Berman Advisers Management Trust Large Cap Value Portf(1)
TIAA-CREF Life Money Market(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val(1)
TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)
TIAA-CREF Life Small Cap Equity(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional(1)
TIAA-CREF Life Social Choice Equity(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)
TIAA-CREF Life Stock Index(1)	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class(1)
Calamos Growth and Income Portfolio(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)
ClearBridge Variable Aggressive Growth Portfolio(1)	PVC Equity Income Account—Class 1(1)
ClearBridge Variable Small Cap Growth Portfolio(1)	PVC MidCap Account—Class 1(1)
Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II(1)
Delaware VIP Diversified Income Series(1)	Prudential Series Fund—Natural Resources Portfolio—Class II(1)
Delaware VIP International Value Equity Series(1)	Prudential Series Fund—Value Portfolio—Class II(1)
Delaware VIP Small Cap Value Series(1)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)
DFA VA Equity Allocation Portfolio(2)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)
DFA VA Global Bond Portfolio(1)	T. Rowe Health Science Portfolio I(1)
DFA VA Global Moderate Allocation Portfolio(1)	T. Rowe Price Limited-Term Bond Portfolio(1)
DFA VA International Small Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)
DFA VA International Value Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)
DFA VA Short Term Fixed Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)
DFA VA US Large Value Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)
DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Mid Cap Index Portfolio(1)
Franklin Income VIP Fund—Class 1(1)	Vanguard VIF REIT Index Portfolio(1)
Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF Small Co Growth Portfolio(1)
Franklin Small Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF Total Bond Mkt Index Portfolio(1)
Janus Henderson Forty Portfolio—Institutional Shares(1)	VY Clarion Global Real Estate Portfolio—Class I(1)
Janus Henderson Overseas Portfolio—Institutional Shares(1)	Wanger International(1)
Janus Henderson Mid Cap Value Portfolio—Institutional Shares(1)	Wanger Select(1)
John Hancock Emerging Markets Value Trust(1)	Wanger USA(1)
Matson Money Fixed Income VI Portfolio(1)	Western Asset Variable Global High Yield Bond Portfolio—Class I(1)
Matson Money International Equity VI Portfolio(1)

(1)	Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017.
(2)	Statement of operations and statement of changes in net assets for the period July 11, 2017 (commencement of operations) through December 31, 2017.

Basis for opinions

These financial statements are the responsibility of TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

B-6	Statement of Additional Information ∎ Single Premium Immediate Annuities

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 25, 2018

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company since 2005.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS
Investments, at value	$56,804,005	$164,269,210	$82,458,376	$130,437,851	$94,539,113
Total assets	$56,804,005	$164,269,210	$82,458,376	$130,437,851	$94,539,113

NET ASSETS
Accumulation fund	$56,804,005	$164,269,210	$78,129,727	$118,959,861	$91,075,665
Annuity fund	—	—	4,328,649	11,477,990	3,463,448

Net assets	$56,804,005	$164,269,210	$82,458,376	$130,437,851	$94,539,113

Investments, at cost	$51,839,610	$163,207,492	$55,083,698	$98,512,908	$71,966,378
Shares held in corresponding Funds	4,884,265	15,932,998	5,628,558	7,262,687	10,111,135

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$42.55	$68.76	$36.07
Lifetime Variable Select Annuity	—	40.63	42.58	68.72	36.07
Intelligent Variable Annuity
Band 1	31.60	41.04	43.00	69.43	36.42
Band 2	31.78	41.67	43.65	70.48	36.97
Band 3	31.90	42.09	44.09	71.19	37.34
Band 5	31.47	40.63	42.57	68.73	36.05
Band 6	31.66	41.25	43.21	69.78	36.60
Band 7	31.78	41.67	43.65	70.48	36.97

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME
Dividends	$—	$30,705	$—	$—	$982,633

Expenses
Administrative expenses	52,252	186,240	132,308	210,595	135,553
Mortality and expense risk charges	123,986	417,339	267,156	431,313	279,297
Guaranteed minimum death benefits	27,721	48,229	6,488	11,928	11,286
Total expenses	203,959	651,808	405,952	653,836	426,136
Net investment income (loss)	(203,959)	(621,103)	(405,952)	(653,836)	556,497

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	281,808	(397,321)	4,705,373	3,600,759	1,035,257
Capital gain distributions	540,154	—	1,139,006	827,129	—
Net realized gain (loss)	821,962	(397,321)	5,844,379	4,427,888	1,035,257
Net change in unrealized appreciation (depreciation) on investments	5,924,494	7,257,038	15,877,023	21,577,848	21,463,096
Net realized and unrealized gain (loss) on investments	6,746,456	6,859,717	21,721,402	26,005,736	22,498,353
Net increase (decrease) in net assets from operations	$6,542,497	$6,238,614	$21,315,450	$25,351,900	$23,054,850

B-8	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS
Investments, at value	$67,070,562	$64,243,135	$72,618,775	$53,059,202	$58,669,712
Total assets	$67,070,562	$64,243,135	$72,618,775	$53,059,202	$58,669,712

NET ASSETS
Accumulation fund	$63,553,030	$64,243,135	$69,145,103	$49,873,947	$55,677,309
Annuity fund	3,517,532	—	3,473,672	3,185,255	2,992,403

Net assets	$67,070,562	$64,243,135	$72,618,775	$53,059,202	$58,669,712

Investments, at cost	$57,030,572	$64,243,135	$68,353,114	$45,728,936	$44,906,800
Shares held in corresponding Funds	4,258,448	64,243,135	5,347,480	3,356,053	3,471,581

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$91.54	$—	$105.19	$116.16	$63.56
Lifetime Variable Select Annuity	91.56	11.16	105.26	116.23	63.80
Intelligent Variable Annuity
Band 1	92.44	11.28	106.24	117.31	64.17
Band 2	93.84	11.46	107.85	119.09	65.14
Band 3	94.79	11.57	108.95	120.30	65.80
Band 5	91.51	11.17	105.18	116.14	63.53
Band 6	92.90	11.34	106.78	117.90	64.49
Band 7	93.84	11.46	107.85	119.09	65.14

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME
Dividends	$—	$451,821	$—	$—	$6,522

Expenses
Administrative expenses	109,583	73,764	122,649	87,342	88,909
Mortality and expense risk charges	225,273	166,391	250,272	178,620	185,792
Guaranteed minimum death benefits	9,776	14,781	5,358	3,746	6,729
Total expenses	344,632	254,936	378,279	269,708	281,430
Net investment income (loss)	(344,632)	196,885	(378,279)	(269,708)	(274,908)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	2,090,092	—	1,279,574	1,153,428	1,748,880
Capital gain distributions	265,399	—	1,847,209	1,049,184	199,200
Net realized gain (loss)	2,355,491	—	3,126,783	2,202,612	1,948,080
Net change in unrealized appreciation (depreciation) on investments	5,374,377	—	5,047,608	4,800,733	8,380,349
Net realized and unrealized gain (loss) on investments	7,729,868	—	8,174,391	7,003,345	10,328,429
Net increase (decrease) in net assets from operations	$7,385,236	$196,885	$7,796,112	$6,733,637	$10,053,521

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

ASSETS
Investments, at value	$389,529,074	$4,097,878	$27,798,223	$3,152,982	$223,640
Total assets	$389,529,074	$4,097,878	$27,798,223	$3,152,982	$223,640

NET ASSETS
Accumulation fund	$360,604,340	$4,097,878	$27,798,223	$3,152,982	$223,640
Annuity fund	28,924,734	—	—	—	—

Net assets	$389,529,074	$4,097,878	$27,798,223	$3,152,982	$223,640

Investments, at cost	$253,429,121	$3,899,929	$27,125,681	$2,618,369	$214,951
Shares held in corresponding Funds	16,449,708	263,699	1,022,746	121,549	55,494

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$79.28	$—	$—	$—	$—
Lifetime Variable Select Annuity	79.24	—	–	—	–
Intelligent Variable Annuity
Band 1	80.05	25.86	39.14	37.58	17.53
Band 2	81.27	26.25	39.74	38.15	17.64
Band 3	82.09	26.51	40.14	38.54	17.72
Band 5	79.25	25.60	38.75	37.20	17.46
Band 6	80.46	25.99	39.34	37.77	—
Band 7	81.27	26.25	39.74	38.15	17.64

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$—	$32,709	$135,449	$—	$21,380

Expenses
Administrative expenses	601,712	3,834	25,111	2,901	226
Mortality and expense risk charges	1,222,719	8,984	61,446	6,607	431
Guaranteed minimum death benefits	35,415	1,862	11,712	1,127	169
Total expenses	1,859,846	14,680	98,269	10,635	826
Net investment income (loss)	(1,859,846)	18,029	37,180	(10,635)	20,554

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	21,807,388	14,298	(219,595)	36,680	(8,461)
Capital gain distributions	369,064	191,030	1,725,871	63,649	—
Net realized gain (loss)	22,176,452	205,328	1,506,276	100,329	(8,461)
Net change in unrealized appreciation (depreciation) on investments	45,937,549	314,995	1,880,377	533,106	(10,168)
Net realized and unrealized gain (loss) on investments	68,114,001	520,323	3,386,653	633,435	(18,629)
Net increase (decrease) in net assets from operations	$66,254,155	$538,352	$3,423,833	$622,800	$1,925

B-10	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account*	DFA VA Global Bond Portfolio Sub-Account

ASSETS
Investments, at value	$46,593,304	$45,831,496	$28,808,758	$18,616,103	$36,642,770
Total assets	$46,593,304	$45,831,496	$28,808,758	$18,616,103	$36,642,770

NET ASSETS
Accumulation fund	$46,593,304	$45,831,496	$28,808,758	$18,616,103	$36,642,770

Net assets	$46,593,304	$45,831,496	$28,808,758	$18,616,103	$36,642,770

Investments, at cost	$46,826,069	$39,167,175	$24,529,537	$16,997,204	$37,353,617
Shares held in corresponding Funds	4,420,617	3,422,815	674,204	1,692,373	3,447,109

UNIT VALUE
Intelligent Variable Annuity
Band 1	$16.26	$17.05	$73.07	$27.83	$27.03
Band 2	16.51	17.31	74.18	27.85	27.26
Band 3	16.68	17.49	74.93	27.86	27.41
Band 5	16.10	16.88	72.34	—	26.88
Band 6	16.35	17.14	73.43	27.83	27.10
Band 7	16.51	17.31	74.18	27.85	27.26

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account*	DFA VA Global Bond Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$1,208,347	$621,111	$222,488	$257,450	$637,343

Expenses
Administrative expenses	45,847	41,079	26,571	8,006	32,876
Mortality and expense risk charges	108,365	99,804	63,803	13,409	64,020
Guaranteed minimum death benefits	18,556	18,039	11,333	2,140	9,168
Total expenses	172,768	158,922	101,707	23,555	106,064
Net investment income (loss)	1,035,579	462,189	120,781	233,895	531,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(281,885)	572,672	232,389	8,860	(30,136)
Capital gain distributions	—	—	895,081	334	17,357
Net realized gain (loss)	(281,885)	572,672	1,127,470	9,194	(12,779)
Net change in unrealized appreciation (depreciation) on investments	1,403,785	6,971,319	1,780,616	1,618,899	18,290
Net realized and unrealized gain (loss) on investments	1,121,900	7,543,991	2,908,086	1,628,093	5,511
Net increase (decrease) in net assets from operations	$2,157,479	$8,006,180	$3,028,867	$1,861,988	$536,790

*	For the period July 11, 2017 (commencement of operations) to December 31, 2017.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

ASSETS
Investments, at value	$26,669,947	$38,536,437	$43,737,325	$56,713,074	$43,475,234
Total assets	$26,669,947	$38,536,437	$43,737,325	$56,713,074	$43,475,234

NET ASSETS
Accumulation fund	$26,669,947	$38,536,437	$43,737,325	$56,713,074	$43,475,234

Net assets	$26,669,947	$38,536,437	$43,737,325	$56,713,074	$43,475,234

Investments, at cost	$24,266,268	$33,245,288	$37,299,485	$57,074,781	$38,979,566
Shares held in corresponding Funds	2,083,590	2,740,856	3,201,854	5,581,996	1,614,979

UNIT VALUE
Intelligent Variable Annuity
Band 1	$31.74	$44.68	$38.10	$24.96	$55.64
Band 2	31.94	45.06	38.42	25.17	56.11
Band 3	32.07	45.32	38.64	25.32	56.43
Band 5	31.61	44.43	37.88	24.82	55.33
Band 6	31.81	44.81	38.20	25.03	55.80
Band 7	31.94	45.06	38.42	25.17	56.11

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$442,962	$885,583	$1,140,091	$572,285	$738,044

Expenses
Administrative expenses	35,495	29,609	32,920	44,790	30,887
Mortality and expense risk charges	68,710	66,464	68,601	97,765	64,120
Guaranteed minimum death benefits	12,337	11,435	10,780	17,245	10,089
Total expenses	116,542	107,508	112,301	159,800	105,096
Net investment income (loss)	326,420	778,075	1,027,790	412,485	632,948

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	2,248,222	340,791	(170,105)	9,383	391,405
Capital gain distributions	195,787	963,691	—	—	1,609,697
Net realized gain (loss)	2,444,009	1,304,482	(170,105)	9,383	2,001,102
Net change in unrealized appreciation (depreciation) on investments	1,735,897	5,383,343	6,668,852	(238,227)	3,137,926
Net realized and unrealized gain (loss) on investments	4,179,906	6,687,825	6,498,747	(228,844)	5,139,028
Net increase (decrease) in net assets from operations	$4,506,326	$7,465,900	$7,526,537	$183,641	$5,771,976

B-12	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account

ASSETS
Investments, at value	$22,040,484	$9,986,253	$2,290,859	$6,625,116	$10,337,138
Total assets	$22,040,484	$9,986,253	$2,290,859	$6,625,116	$10,337,138

NET ASSETS
Accumulation fund	$22,040,484	$9,986,253	$2,290,859	$6,625,116	$10,337,138

Net assets	$22,040,484	$9,986,253	$2,290,859	$6,625,116	$10,337,138

Investments, at cost	$20,648,324	$9,302,034	$2,254,809	$6,534,514	$9,080,069
Shares held in corresponding Funds	1,119,375	597,264	110,616	336,130	259,988

UNIT VALUE
Intelligent Variable Annuity
Band 1	$52.50	$29.53	$32.61	$46.34	$84.55
Band 2	52.95	29.98	33.10	47.05	85.83
Band 3	53.25	30.28	33.44	47.52	86.70
Band 5	52.20	29.24	32.28	45.88	83.70
Band 6	52.65	29.68	32.77	46.58	84.98
Band 7	52.95	29.98	33.10	47.05	85.83

	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account

INVESTMENT INCOME
Dividends	$220,533	$380,589	$54,658	$—	$—

Expenses
Administrative expenses	17,210	8,858	2,267	6,152	8,920
Mortality and expense risk charges	34,027	20,455	5,149	14,811	19,270
Guaranteed minimum death benefits	5,901	3,238	1,066	2,279	2,796
Total expenses	57,138	32,551	8,482	23,242	30,986
Net investment income (loss)	163,395	348,038	46,176	(23,242)	(30,986)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	202,611	(18,856)	372	(442,474)	(59,406)
Capital gain distributions	1,308,663	—	89,476	553,789	473,708
Net realized gain (loss)	1,511,274	(18,856)	89,848	111,315	414,302
Net change in unrealized appreciation (depreciation) on investments	168,877	473,684	45,354	1,089,226	1,794,853
Net realized and unrealized gain (loss) on investments	1,680,151	454,828	135,202	1,200,541	2,209,155
Net increase (decrease) in net assets from operations	$1,843,546	$802,866	$181,378	$1,177,299	$2,178,169

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

ASSETS
Investments, at value	$1,665,695	$9,981,773	$24,076,973	$26,360,927	$15,452,001
Total assets	$1,665,695	$9,981,773	$24,076,973	$26,360,927	$15,452,001

NET ASSETS
Accumulation fund	$1,665,695	$9,981,773	$24,076,973	$26,360,927	$15,452,001

Net assets	$1,665,695	$9,981,773	$24,076,973	$26,360,927	$15,452,001

Investments, at cost	$1,464,831	$9,274,635	$19,616,557	$26,671,204	$13,079,086
Shares held in corresponding Funds	52,086	553,927	2,269,272	1,066,381	556,027

UNIT VALUE
Intelligent Variable Annuity
Band 1	$58.44	$34.97	$31.72	$24.90	$29.99
Band 2	59.33	35.50	31.87	25.04	30.16
Band 3	59.93	35.86	31.97	25.14	30.28
Band 5	57.85	34.62	31.63	24.80	29.87
Band 6	58.73	35.14	31.77	24.94	30.05
Band 7	59.33	35.50	31.87	25.04	30.16

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$25,805	$75,543	$352,555	$231,309	$291,546

Expenses
Administrative expenses	1,541	9,954	18,045	24,309	14,003
Mortality and expense risk charges	3,612	21,862	43,539	59,432	35,429
Guaranteed minimum death benefits	288	3,308	8,608	9,233	4,194
Total expenses	5,441	35,124	70,192	92,974	53,626
Net investment income (loss)	20,364	40,419	282,363	138,335	237,920

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(27,377)	(136,595)	606,635	(10,167)	404,860
Capital gain distributions	—	352,350	—	34,118	128,613
Net realized gain (loss)	(27,377)	215,755	606,635	23,951	533,473
Net change in unrealized appreciation (depreciation) on investments	409,323	997,222	3,858,134	(57,632)	2,548,509
Net realized and unrealized gain (loss) on investments	381,946	1,212,977	4,464,769	(33,681)	3,081,982
Net increase (decrease) in net assets from operations	$402,310	$1,253,396	$4,747,132	$104,654	$3,319,902

B-14	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS
Investments, at value	$21,247,277	$5,494,772	$909,629	$6,015,516	$2,854,086
Total assets	$21,247,277	$5,494,772	$909,629	$6,015,516	$2,854,086

NET ASSETS
Accumulation fund	$21,247,277	$5,494,772	$909,629	$6,015,516	$2,854,086

Net assets	$21,247,277	$5,494,772	$909,629	$6,015,516	$2,854,086

Investments, at cost	$18,996,197	$4,872,218	$716,026	$5,397,547	$2,792,401
Shares held in corresponding Funds	692,771	249,762	18,602	323,415	96,749

UNIT VALUE
Intelligent Variable Annuity
Band 1	$34.46	$29.72	$59.70	$25.90	$55.82
Band 2	34.66	30.17	60.60	26.29	56.67
Band 3	34.80	30.48	61.22	26.56	57.24
Band 5	34.33	29.42	59.10	25.64	55.26
Band 6	34.53	29.87	60.00	26.03	56.10
Band 7	34.66	30.17	60.60	26.29	56.67

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$219,203	$45,750	$874	$32,577	$108,926

Expenses
Administrative expenses	19,271	5,087	844	4,978	2,576
Mortality and expense risk charges	48,373	10,940	2,059	10,590	6,084
Guaranteed minimum death benefits	6,005	2,232	140	2,669	1,170
Total expenses	73,649	18,259	3,043	18,237	9,830
Net investment income (loss)	145,554	27,491	(2,169)	14,340	99,096

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	734,520	142,099	34,554	17,502	(81,533)
Capital gain distributions	840,055	206,315	33,067	259,747	—
Net realized gain (loss)	1,574,575	348,414	67,621	277,249	(81,533)
Net change in unrealized appreciation (depreciation) on investments	704,492	660,231	159,576	901,245	318,822
Net realized and unrealized gain (loss) on investments	2,279,067	1,008,645	227,197	1,178,494	237,289
Net increase (decrease) in net assets from operations	$2,424,621	$1,036,136	$225,028	$1,192,834	$336,385

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at value	$1,824,415	$39,124,357	$4,422,197	$1,753,527	$30,106,600
Total assets	$1,824,415	$39,124,357	$4,422,197	$1,753,527	$30,106,600

NET ASSETS
Accumulation fund	$1,824,415	$39,124,357	$4,422,197	$1,753,527	$30,106,600

Net assets	$1,824,415	$39,124,357	$4,422,197	$1,753,527	$30,106,600

Investments, at cost	$1,616,247	$34,139,480	$4,186,474	$1,883,411	$29,154,078
Shares held in corresponding Funds	109,181	1,998,180	403,117	245,592	2,291,218

UNIT VALUE
Intelligent Variable Annuity
Band 1	$32.18	$32.40	$18.79	$17.62	$29.99
Band 2	32.67	32.89	19.07	17.73	30.18
Band 3	33.00	33.22	19.26	17.80	30.30
Band 5	31.86	32.07	18.60	17.54	29.86
Band 6	32.35	32.56	18.88	17.65	30.05
Band 7	32.67	32.89	19.07	17.73	30.18

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$10,072	$308,229	$188,431	$175,476	$1,343,404

Expenses
Administrative expenses	1,863	35,157	3,784	1,549	25,708
Mortality and expense risk charges	4,308	85,581	9,442	3,455	61,759
Guaranteed minimum death benefits	536	16,358	1,137	220	11,512
Total expenses	6,707	137,096	14,363	5,224	98,979
Net investment income (loss)	3,365	171,133	174,068	170,252	1,244,425

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	108,886	365,261	19,569	(79,809)	125,771
Capital gain distributions	47,133	—	—	—	—
Net realized gain (loss)	156,019	365,261	19,569	(79,809)	125,771
Net change in unrealized appreciation (depreciation) on investments	55,442	4,802,268	277,498	(44,278)	824,629
Net realized and unrealized gain (loss) on investments	211,461	5,167,529	297,067	(124,087)	950,400
Net increase (decrease) in net assets from operations	$214,826	$5,338,662	$471,135	$46,165	$2,194,825

B-16	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account

ASSETS
Investments, at value	$5,673,014	$94,591,370	$81,197,044	$6,907,198	$20,194,240
Total assets	$5,673,014	$94,591,370	$81,197,044	$6,907,198	$20,194,240

NET ASSETS
Accumulation fund	$5,673,014	$94,591,370	$81,197,044	$6,907,198	$20,194,240

Net assets	$5,673,014	$94,591,370	$81,197,044	$6,907,198	$20,194,240

Investments, at cost	$5,512,031	$95,810,530	$70,606,955	$6,428,154	$15,012,218
Shares held in corresponding Funds	461,596	7,616,052	3,113,384	116,244	675,845

UNIT VALUE
Intelligent Variable Annuity
Band 1	$18.74	$17.51	$38.97	$44.86	$34.37
Band 2	19.02	17.78	39.56	45.54	34.89
Band 3	19.21	17.96	39.96	46.00	35.24
Band 5	18.55	17.33	38.58	44.41	34.03
Band 6	18.83	17.60	39.17	45.08	34.54
Band 7	19.02	17.78	39.56	45.54	34.89

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account

INVESTMENT INCOME
Dividends	$116,519	$2,048,952	$1,656,070	$35,776	$—

Expenses
Administrative expenses	5,312	80,487	71,738	6,509	18,442
Mortality and expense risk charges	12,200	192,167	173,990	14,303	44,419
Guaranteed minimum death benefits	988	33,740	30,805	2,505	6,689
Total expenses	18,500	306,394	276,533	23,317	69,550
Net investment income (loss)	98,019	1,742,558	1,379,537	12,459	(69,550)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(40,441)	(858,346)	1,937,977	(2,230)	741,111
Capital gain distributions	—	—	3,559,603	433,443	—
Net realized gain (loss)	(40,441)	(858,346)	5,497,580	431,213	741,111
Net change in unrealized appreciation (depreciation) on investments	367,968	1,800,638	6,787,412	1,008,172	4,028,579
Net realized and unrealized gain (loss) on investments	327,527	942,292	12,284,992	1,439,385	4,769,690
Net increase (decrease) in net assets from operations	$425,546	$2,684,850	$13,664,529	$1,451,844	$4,700,140

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account

ASSETS
Investments, at value	$1,797,713	$6,362,206	$823,225	$6,690,518	$3,037,823
Total assets	$1,797,713	$6,362,206	$823,225	$6,690,518	$3,037,823

NET ASSETS
Accumulation fund	$1,797,713	$6,362,206	$823,225	$6,690,518	$3,037,823

Net assets	$1,797,713	$6,362,206	$823,225	$6,690,518	$3,037,823

Investments, at cost	$1,721,155	$4,639,087	$861,051	$7,247,628	$2,763,034
Shares held in corresponding Funds	68,984	203,460	79,309	762,018	71,765

UNIT VALUE
Intelligent Variable Annuity
Band 1	$41.01	$43.64	$20.18	$20.05	$31.97
Band 2	41.64	44.30	20.49	20.36	32.12
Band 3	42.06	44.75	20.69	20.56	32.22
Band 5	40.60	43.20	19.98	19.85	31.88
Band 6	41.22	43.86	20.28	20.15	32.02
Band 7	41.64	44.30	—	20.36	32.12

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account

INVESTMENT INCOME
Dividends	$—	$—	$5,395	$60,607	$—

Expenses
Administrative expenses	1,805	6,021	2,032	6,363	2,641
Mortality and expense risk charges	4,153	14,579	3,662	15,041	6,184
Guaranteed minimum death benefits	558	1,616	1,521	1,772	1,155
Total expenses	6,516	22,216	7,215	23,176	9,980
Net investment income (loss)	(6,516)	(22,216)	(1,820)	37,431	(9,980)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(106,992)	290,308	227,134	(666,743)	85,579
Capital gain distributions	—	—	84,530	—	127,694
Net realized gain (loss)	(106,992)	290,308	311,664	(666,743)	213,273
Net change in unrealized appreciation (depreciation) on investments	108,175	637,292	(188,510)	949,571	365,225
Net realized and unrealized gain (loss) on investments	1,183	927,600	123,154	282,828	578,498
Net increase (decrease) in net assets from operations	$(5,333)	$905,384	$121,334	$320,259	$568,518

B-18	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

ASSETS
Investments, at value	$42,081,706	$18,148,126	$10,125,315	$72,225,580	$35,021,085
Total assets	$42,081,706	$18,148,126	$10,125,315	$72,225,580	$35,021,085

NET ASSETS
Accumulation fund	$42,081,706	$18,148,126	$10,125,315	$72,225,580	$35,021,085

Net assets	$42,081,706	$18,148,126	$10,125,315	$72,225,580	$35,021,085

Investments, at cost	$42,477,098	$13,907,021	$9,129,301	$59,796,011	$33,864,014
Shares held in corresponding Funds	8,730,644	1,760,245	288,306	1,754,325	4,307,637

UNIT VALUE
Intelligent Variable Annuity
Band 1	$25.52	$17.33	$36.39	$34.90	$29.42
Band 2	25.74	17.59	36.56	35.06	29.55
Band 3	25.89	17.77	36.67	35.17	29.64
Band 5	25.37	17.16	36.28	34.79	29.33
Band 6	25.60	17.42	36.45	34.95	29.46
Band 7	25.74	17.59	36.56	35.06	29.55

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$583,195	$187,648	$37,780	$1,099,426	$1,158,753

Expenses
Administrative expenses	39,696	16,153	5,881	62,957	27,288
Mortality and expense risk charges	97,062	37,538	11,268	109,211	64,542
Guaranteed minimum death benefits	17,669	5,667	2,034	8,729	12,304
Total expenses	154,427	59,358	19,183	180,897	104,134
Net investment income (loss)	428,768	128,290	18,597	918,529	1,054,619

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(80,614)	(339,133)	466,360	876,433	93,672
Capital gain distributions	—	—	83,025	1,877,832	—
Net realized gain (loss)	(80,614)	(339,133)	549,385	2,754,265	93,672
Net change in unrealized appreciation (depreciation) on investments	(96,290)	5,529,479	826,583	8,556,595	456,867
Net realized and unrealized gain (loss) on investments	(176,904)	5,190,346	1,375,968	11,310,860	550,539
Net increase (decrease) in net assets from operations	$251,864	$5,318,636	$1,394,565	$12,229,389	$1,605,158

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2017

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF REIT Index Portfolio Sub-Account	Vanguard VIF Small Co Growth Portfolio Sub-Account	Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account

ASSETS
Investments, at value	$36,655,059	$17,944,089	$12,856,993	$84,390,234	$8,281,181
Total assets	$36,655,059	$17,944,089	$12,856,993	$84,390,234	$8,281,181

NET ASSETS
Accumulation fund	$36,655,059	$17,944,089	$12,856,993	$84,390,234	$8,281,181

Net assets	$36,655,059	$17,944,089	$12,856,993	$84,390,234	$8,281,181

Investments, at cost	$32,691,056	$18,031,429	$11,047,723	$84,337,139	$8,012,886
Shares held in corresponding Funds	1,545,323	1,365,608	522,217	7,121,539	663,025

UNIT VALUE
Intelligent Variable Annuity
Band 1	$33.25	$29.05	$35.49	$26.15	$41.66
Band 2	33.40	29.18	35.66	26.27	42.14
Band 3	33.50	29.27	35.76	26.35	42.46
Band 5	33.15	28.96	35.38	26.07	41.34
Band 6	33.30	29.09	35.55	26.19	41.82
Band 7	33.40	29.18	35.66	26.27	42.14

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2017

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF REIT Index Portfolio Sub-Account	Vanguard VIF Small Co Growth Portfolio Sub-Account	Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account

INVESTMENT INCOME
Dividends	$279,607	$316,490	$48,949	$1,180,834	$293,459

Expenses
Administrative expenses	27,365	14,535	10,951	62,694	7,755
Mortality and expense risk charges	60,796	32,709	23,595	141,845	18,013
Guaranteed minimum death benefits	11,460	6,006	4,480	24,410	3,121
Total expenses	99,621	53,250	39,026	228,949	28,889
Net investment income (loss)	179,986	263,240	9,923	951,885	264,570

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	206,009	(18,622)	298,517	(3,777)	20,054
Capital gain distributions	1,022,015	564,406	674,661	158,974	—
Net realized gain (loss)	1,228,024	545,784	973,178	155,197	20,054
Net change in unrealized appreciation (depreciation) on investments	3,256,544	(197,442)	1,250,861	624,454	489,816
Net realized and unrealized gain (loss) on investments	4,484,568	348,342	2,224,039	779,651	509,870
Net increase (decrease) in net assets from operations	$4,664,554	$611,582	$2,233,962	$1,731,536	$774,440

B-20	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

concluded

	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS
Investments, at value	$15,152,757	$2,457,924	$1,317,111	$14,898,689
Total assets	$15,152,757	$2,457,924	$1,317,111	$14,898,689

NET ASSETS
Accumulation fund	$15,152,757	$2,457,924	$1,317,111	$14,898,689

Net assets	$15,152,757	$2,457,924	$1,317,111	$14,898,689

Investments, at cost	$13,685,241	$2,366,858	$1,289,847	$14,874,413
Shares held in corresponding Funds	491,335	117,943	49,256	2,040,916

UNIT VALUE
Intelligent Variable Annuity
Band 1	$67.88	$55.74	$80.03	$17.24
Band 2	68.91	56.59	81.25	17.50
Band 3	69.61	57.16	82.07	17.68
Band 5	67.20	55.18	79.23	17.07
Band 6	68.22	56.02	80.43	17.33
Band 7	68.91	56.59	81.25	17.50

	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME
Dividends	$161,235	$3,920	$—	$777,421

Expenses
Administrative expenses	13,370	2,147	1,172	14,293
Mortality and expense risk charges	31,222	4,865	2,768	33,814
Guaranteed minimum death benefits	5,215	799	560	5,832
Total expenses	49,807	7,811	4,500	53,939
Net investment income (loss)	111,428	(3,891)	(4,500)	723,482

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(400,920)	(253,497)	(70,395)	(276,625)
Capital gain distributions	92,496	280,006	173,777	—
Net realized gain (loss)	(308,424)	26,509	103,382	(276,625)
Net change in unrealized appreciation (depreciation) on investments	3,818,454	485,577	109,820	680,027
Net realized and unrealized gain (loss) on investments	3,510,030	512,086	213,202	403,402
Net increase (decrease) in net assets from operations	$3,621,458	$508,195	$208,702	$1,126,884

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-21

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Bond Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(203,959)	$951,386	$(621,103)	$3,626,338
Net realized gain (loss)	821,962	650,949	(397,321)	923,960
Net change in unrealized appreciation (depreciation) on investments	5,924,494	881,776	7,257,038	628,291
Net increase (decrease) in net assets from operations	6,542,497	2,484,111	6,238,614	5,178,589

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,769,116	4,926,642	9,016,670	11,835,489
Net contractowner transfers	871,942	1,436,663	6,310,667	2,228,407
Withdrawals and death benefits (b)	(2,427,901)	(1,802,558)	(6,543,624)	(9,029,372)
Net increase (decrease) in net assets resulting from contractowner transactions	2,213,157	4,560,747	8,783,713	5,034,524
Net increase (decrease) in net assets	8,755,654	7,044,858	15,022,327	10,213,113

NET ASSETS
Beginning of period	48,048,351	41,003,493	149,246,883	139,033,770
End of period	$56,804,005	$48,048,351	$164,269,210	$149,246,883

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,717,176	1,549,334	3,756,064	3,634,355
Units purchased	128,425	184,515	222,680	299,243
Units sold/transferred	(55,672)	(16,673)	(10,620)	(177,534)
End of period	1,789,929	1,717,176	3,968,124	3,756,064

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(405,952)	$1,607	$(653,836)	$854,975
Net realized gain (loss)	5,844,379	5,598,670	4,427,888	8,381,811
Net change in unrealized appreciation (depreciation) on investments	15,877,023	(6,895,842)	21,577,848	(715,926)
Net increase (decrease) in net assets from operations	21,315,450	(1,295,565)	25,351,900	8,520,860

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,286,634	2,922,060	3,778,722	5,255,702
Net contractowner transfers	(121,365)	(4,550,771)	(1,890,342)	(3,788,257)
Annuity payments	(631,927)	(562,424)	(1,564,620)	(1,240,701)
Withdrawals and death benefits (b)	(5,393,826)	(4,616,758)	(7,947,156)	(8,336,020)
Net increase (decrease) in net assets resulting from contractowner transactions	(2,860,484)	(6,807,893)	(7,623,396)	(8,109,276)
Net increase (decrease) in net assets	18,454,966	(8,103,458)	17,728,504	411,584

NET ASSETS
Beginning of period	64,003,410	72,106,868	112,709,347	112,297,763
End of period	$82,458,376	$64,003,410	$130,437,851	$112,709,347

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,892,370	2,115,100	1,840,440	2,014,380
Units purchased	75,882	68,177	32,016	62,313
Units sold/transferred	(143,323)	(290,907)	(153,487)	(236,253)
End of period	1,824,929	1,892,370	1,718,969	1,840,440

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$556,497	$737,677	$(344,632)	$760,099
Net realized gain (loss)	1,035,257	(895,472)	2,355,491	3,023,748
Net change in unrealized appreciation (depreciation) on investments	21,463,096	439,105	5,374,377	6,332,738
Net increase (decrease) in net assets from operations	23,054,850	281,310	7,385,236	10,116,585

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,054,102	2,982,305	1,960,559	2,818,507
Net contractowner transfers	440,951	(4,503,767)	(3,106,837)	634,915
Annuity payments	(501,692)	(496,153)	(590,942)	(484,073)
Withdrawals and death benefits (b)	(4,724,573)	(4,530,400)	(4,563,250)	(4,274,248)
Net increase (decrease) in net assets resulting from contractowner transactions	(731,212)	(6,548,015)	(6,300,470)	(1,304,899)
Net increase (decrease) in net assets	22,323,638	(6,266,705)	1,084,766	8,811,686

NET ASSETS
Beginning of period	72,215,475	78,482,180	65,985,796	57,174,110
End of period	$94,539,113	$72,215,475	$67,070,562	$65,985,796

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,535,060	2,769,371	758,630	780,761
Units purchased	104,372	103,903	16,599	28,356
Units sold/transferred	(138,575)	(338,214)	(86,546)	(50,487)
End of period	2,500,857	2,535,060	688,683	758,630

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$196,885	$(86,858)	$(378,279)	$1,507,429
Net realized gain (loss)	—	—	3,126,783	7,689,883
Net change in unrealized appreciation (depreciation) on investments	—	—	5,047,608	(6,996,306)
Net increase (decrease) in net assets from operations	196,885	(86,858)	7,796,112	2,201,006

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	76,137,702	65,076,158	3,280,756	2,770,599
Net contractowner transfers	(60,017,867)	(41,564,611)	(3,282,399)	(47,573)
Annuity payments	—	—	(517,301)	(397,037)
Withdrawals and death benefits (b)	(11,252,710)	(21,408,697)	(3,432,398)	(4,276,512)
Net increase (decrease) in net assets resulting from contractowner transactions	4,867,125	2,102,850	(3,951,342)	(1,950,523)
Net increase (decrease) in net assets	5,064,010	2,015,992	3,844,770	250,483

NET ASSETS
Beginning of period	59,179,125	57,163,133	68,774,005	68,523,522
End of period	$64,243,135	$59,179,125	$72,618,775	$68,774,005

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,223,228	5,041,117	693,602	714,121
Units purchased	6,775,649	5,788,558	26,172	27,203
Units sold/transferred	(6,350,488)	(5,606,447)	(66,889)	(47,722)
End of period	5,648,389	5,223,228	652,885	693,602

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(269,708)	$143,463	$(274,908)	$851,179
Net realized gain (loss)	2,202,612	1,649,463	1,948,080	4,556,084
Net change in unrealized appreciation (depreciation) on investments	4,800,733	6,175,741	8,380,349	302,528
Net increase (decrease) in net assets from operations	6,733,637	7,968,667	10,053,521	5,709,791

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,100,787	2,624,661	2,466,201	1,921,785
Net contractowner transfers	(1,238,663)	(289,026)	(247,362)	90,550
Annuity payments	(562,385)	(454,755)	(366,443)	(278,187)
Withdrawals and death benefits (b)	(3,077,111)	(6,660,351)	(3,546,847)	(2,537,116)
Net increase (decrease) in net assets resulting from contractowner transactions	(2,777,372)	(4,779,471)	(1,694,451)	(802,968)
Net increase (decrease) in net assets	3,956,265	3,189,196	8,359,070	4,906,823

NET ASSETS
Beginning of period	49,102,937	45,913,741	50,310,642	45,403,819
End of period	$53,059,202	$49,102,937	$58,669,712	$50,310,642

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	450,636	510,915	904,719	924,585
Units purchased	15,359	19,694	29,898	31,070
Units sold/transferred	(39,414)	(79,973)	(66,529)	(50,936)
End of period	426,581	450,636	868,088	904,719

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(1,859,846)	$4,940,315	$18,029	$71,571
Net realized gain (loss)	22,176,452	11,128,863	205,328	55,426
Net change in unrealized appreciation (depreciation) on investments	45,937,549	19,004,949	314,995	71,032
Net increase (decrease) in net assets from operations	66,254,155	35,074,127	538,352	198,029

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	33,904,612	20,933,209	43,521	44,652
Net contractowner transfers	(272,508)	(12,892,922)	(41,229)	(378,299)
Annuity payments	(3,219,486)	(2,303,494)	—	—
Withdrawals and death benefits (b)	(31,239,368)	(17,240,044)	(38,269)	(66,811)
Net increase (decrease) in net assets resulting from contractowner transactions	(826,750)	(11,503,251)	(35,977)	(400,458)
Net increase (decrease) in net assets	65,427,405	23,570,876	502,375	(202,429)

NET ASSETS
Beginning of period	324,101,669	300,530,793	3,595,503	3,797,932
End of period	$389,529,074	$324,101,669	$4,097,878	$3,595,503

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,601,121	4,814,875	158,189	177,067
Units purchased	350,531	283,759	1,765	2,080
Units sold/transferred	(442,657)	(497,513)	(3,369)	(20,958)
End of period	4,508,995	4,601,121	156,585	158,189

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$37,180	$61,323	$(10,635)	$(9,649)
Net realized gain (loss)	1,506,276	(68,125)	100,329	(81,161)
Net change in unrealized appreciation (depreciation) on investments	1,880,377	397,879	533,106	204,207
Net increase (decrease) in net assets from operations	3,423,833	391,077	622,800	113,397

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,241,101	6,746,765	90,325	147,513
Net contractowner transfers	1,048,244	1,521,253	(154,703)	(265,150)
Withdrawals and death benefits (b)	(1,012,475)	(972,615)	(100,557)	(151,676)
Net increase (decrease) in net assets resulting from contractowner transactions	5,276,870	7,295,403	(164,935)	(269,313)
Net increase (decrease) in net assets	8,700,703	7,686,480	457,865	(155,916)

NET ASSETS
Beginning of period	19,097,520	11,411,040	2,695,117	2,851,033
End of period	$27,798,223	$19,097,520	$3,152,982	$2,695,117

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	559,609	337,097	87,660	97,858
Units purchased	141,873	207,633	2,692	5,199
Units sold/transferred	1,161	14,879	(7,614)	(15,397)
End of period	702,643	559,609	82,738	87,660

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account		Delaware VIP Diversified Income Series— Standard Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$20,554	$(783)	$1,035,579	$1,410,809
Net realized gain (loss)	(8,461)	(7,935)	(281,885)	(259,273)
Net change in unrealized appreciation (depreciation) on investments	(10,168)	41,111	1,403,785	301,958
Net increase (decrease) in net assets from operations	1,925	32,393	2,157,479	1,453,494

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,718	38,758	1,377,311	1,403,812
Net contractowner transfers	278	110,603	36,285	(1,377,768)
Withdrawals and death benefits (b)	(23,396)	(1,622)	(2,216,983)	(2,638,045)
Net increase (decrease) in net assets resulting from contractowner transactions	(18,400)	147,739	(803,387)	(2,612,001)
Net increase (decrease) in net assets	(16,475)	180,132	1,354,092	(1,158,507)

NET ASSETS
Beginning of period	240,115	59,983	45,239,212	46,397,719
End of period	$223,640	$240,115	$46,593,304	$45,239,212

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,773	3,842	2,881,160	3,048,444
Units purchased	279	2,543	85,468	89,677
Units sold/transferred	(1,365)	7,388	(138,144)	(256,961)
End of period	12,687	13,773	2,828,484	2,881,160

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Delaware VIP International Value Equity Series—Standard Class Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$462,189	$417,065	$120,781	$141,717
Net realized gain (loss)	572,672	(1,014,320)	1,127,470	736,594
Net change in unrealized appreciation (depreciation) on investments	6,971,319	1,813,681	1,780,616	5,265,979
Net increase (decrease) in net assets from operations	8,006,180	1,216,426	3,028,867	6,144,290

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,010,480	6,311,948	2,558,110	3,140,527
Net contractowner transfers	(702,547)	(1,401,266)	(1,624,056)	(2,782,883)
Withdrawals and death benefits (b)	(1,820,725)	(1,529,340)	(1,165,991)	(1,004,044)
Net increase (decrease) in net assets resulting from contractowner transactions	2,487,208	3,381,342	(231,937)	(646,400)
Net increase (decrease) in net assets	10,493,388	4,597,768	2,796,930	5,497,890

NET ASSETS
Beginning of period	35,338,108	30,740,340	26,011,828	20,513,938
End of period	$45,831,496	$35,338,108	$28,808,758	$26,011,828

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,501,214	2,255,846	392,910	405,182
Units purchased	319,903	467,802	37,743	58,103
Units sold/transferred	(165,156)	(222,434)	(41,135)	(70,375)
End of period	2,655,961	2,501,214	389,518	392,910

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account
	12/31/2017(v)	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$233,895	$531,279	$410,992
Net realized gain (loss)	9,194	(12,779)	189,034
Net change in unrealized appreciation (depreciation) on investments	1,618,899	18,290	(379,129)
Net increase (decrease) in net assets from operations	1,861,988	536,790	220,897

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	927,727	5,091,631	5,503,662
Net contractowner transfers	15,841,850	2,462,706	2,927,535
Withdrawals and death benefits (b)	(15,462)	(764,711)	(601,384)
Net increase (decrease) in net assets resulting from contractowner transactions	16,754,115	6,789,626	7,829,813
Net increase (decrease) in net assets	18,616,103	7,326,416	8,050,710

NET ASSETS
Beginning of period	—	29,316,354	21,265,644
End of period	$18,616,103	$36,642,770	$29,316,354

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	1,093,067	804,204
Units purchased	35,632	188,646	204,079
Units sold/transferred	632,753	60,470	84,784
End of period	668,385	1,342,183	1,093,067

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(v)	For the period July 11, 2017 (commencement of operations) to December 31, 2017.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA Global Moderate Allocation Portfolio Sub-Account		DFA VA International Small Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$326,420	$524,170	$778,075	$427,560
Net realized gain (loss)	2,444,009	179,878	1,304,482	13,634
Net change in unrealized appreciation (depreciation) on investments	1,735,897	2,227,572	5,383,343	563,295
Net increase (decrease) in net assets from operations	4,506,326	2,931,620	7,465,900	1,004,489

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,807,907	9,897,284	8,188,749	6,379,986
Net contractowner transfers	(23,113,197)	475,442	2,385,305	2,552,075
Withdrawals and death benefits (b)	(1,648,563)	(1,319,279)	(993,543)	(665,697)
Net increase (decrease) in net assets resulting from contractowner transactions	(21,953,853)	9,053,447	9,580,511	8,266,364
Net increase (decrease) in net assets	(17,447,527)	11,985,067	17,046,411	9,270,853

NET ASSETS
Beginning of period	44,117,474	32,132,407	21,490,026	12,219,173
End of period	$26,669,947	$44,117,474	$38,536,437	$21,490,026

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,575,208	1,247,224	617,959	371,954
Units purchased	94,876	361,281	205,159	190,942
Units sold/transferred	(835,326)	(33,297)	32,629	55,063
End of period	834,758	1,575,208	855,747	617,959

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$1,027,790	$691,707	$412,485	$132,683
Net realized gain (loss)	(170,105)	(690,262)	9,383	2,447
Net change in unrealized appreciation (depreciation) on investments	6,668,852	2,065,250	(238,227)	(31,857)
Net increase (decrease) in net assets from operations	7,526,537	2,066,695	183,641	103,273

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	9,996,073	5,858,464	13,850,466	7,949,457
Net contractowner transfers	3,134,066	2,116,954	9,519,747	4,026,639
Withdrawals and death benefits (b)	(2,086,967)	(455,974)	(1,976,448)	(1,081,476)
Net increase (decrease) in net assets resulting from contractowner transactions	11,043,172	7,519,444	21,393,765	10,894,620
Net increase (decrease) in net assets	18,569,709	9,586,139	21,577,406	10,997,893

NET ASSETS
Beginning of period	25,167,616	15,581,477	35,135,668	24,137,775
End of period	$43,737,325	$25,167,616	$56,713,074	$35,135,668

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	820,740	552,574	1,403,090	968,198
Units purchased	293,600	208,979	555,206	319,454
Units sold/transferred	23,549	59,187	295,443	115,438
End of period	1,137,889	820,740	2,253,739	1,403,090

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$632,948	$336,543	$163,395	$96,302
Net realized gain (loss)	2,001,102	(1,281)	1,511,274	212,190
Net change in unrealized appreciation (depreciation) on investments	3,137,926	2,757,725	168,877	2,346,439
Net increase (decrease) in net assets from operations	5,771,976	3,092,987	1,843,546	2,654,931

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	11,442,479	4,019,445	6,023,963	2,234,147
Net contractowner transfers	5,308,690	1,238,134	1,140,263	793,930
Withdrawals and death benefits (b)	(1,162,312)	(458,978)	(647,439)	(299,153)
Net increase (decrease) in net assets resulting from contractowner transactions	15,588,857	4,798,601	6,516,787	2,728,924
Net increase (decrease) in net assets	21,360,833	7,891,588	8,360,333	5,383,855

NET ASSETS
Beginning of period	22,114,401	14,222,813	13,680,151	8,296,296
End of period	$43,475,234	$22,114,401	$22,040,484	$13,680,151

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	467,235	355,925	282,349	217,604
Units purchased	227,741	93,410	124,241	52,170
Units sold/transferred	79,578	17,900	9,259	12,575
End of period	774,554	467,235	415,849	282,349

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Franklin Income VIP Fund—Class 1 Sub-Account		Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$348,038	$313,291	$46,176	$39,740
Net realized gain (loss)	(18,856)	(320,319)	89,848	148,333
Net change in unrealized appreciation (depreciation) on investments	473,684	915,439	45,354	116,340
Net increase (decrease) in net assets from operations	802,866	908,411	181,378	304,413

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,281,904	375,935	72,572	66,150
Net contractowner transfers	477,799	(129,501)	(150,407)	(396,162)
Withdrawals and death benefits (b)	(357,132)	(266,326)	(90,277)	(46,476)
Net increase (decrease) in net assets resulting from contractowner transactions	1,402,571	(19,892)	(168,112)	(376,488)
Net increase (decrease) in net assets	2,205,437	888,519	13,266	(72,075)

NET ASSETS
Beginning of period	7,780,816	6,892,297	2,277,593	2,349,668
End of period	$9,986,253	$7,780,816	$2,290,859	$2,277,593

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	284,968	288,004	74,677	89,292
Units purchased	44,244	14,718	2,306	2,418
Units sold/transferred	4,307	(17,754)	(7,637)	(17,033)
End of period	333,519	284,968	69,346	74,677

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Franklin Small-Mid Cap Growth VIP Fund— Class 1 Sub-Account		Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(23,242)	$(22,101)	$(30,986)	$(24,169)
Net realized gain (loss)	111,315	(297,742)	414,302	55,228
Net change in unrealized appreciation (depreciation) on investments	1,089,226	529,906	1,794,853	51,317
Net increase (decrease) in net assets from operations	1,177,299	210,063	2,178,169	82,376

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	268,427	257,471	714,703	587,225
Net contractowner transfers	(371,309)	(742,781)	1,782,233	(1,942,292)
Withdrawals and death benefits (b)	(159,577)	(252,451)	(383,587)	(582,072)
Net increase (decrease) in net assets resulting from contractowner transactions	(262,459)	(737,761)	2,113,349	(1,937,139)
Net increase (decrease) in net assets	914,840	(527,698)	4,291,518	(1,854,763)

NET ASSETS
Beginning of period	5,710,276	6,237,974	6,045,620	7,900,383
End of period	$6,625,116	$5,710,276	$10,337,138	$6,045,620

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	147,707	167,920	91,626	121,727
Units purchased	6,227	7,074	9,715	9,123
Units sold/transferred	(12,821)	(27,287)	19,018	(39,224)
End of period	141,113	147,707	120,359	91,626

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account		Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$20,364	$64,330	$40,419	$58,821
Net realized gain (loss)	(27,377)	(431,002)	215,755	1,005,499
Net change in unrealized appreciation (depreciation) on investments	409,323	216,378	997,222	441,677
Net increase (decrease) in net assets from operations	402,310	(150,294)	1,253,396	1,505,997

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	23,656	20,998	153,129	304,252
Net contractowner transfers	(67,230)	(412,763)	(800,882)	239,128
Withdrawals and death benefits (b)	(16,983)	(49,212)	(371,069)	(515,995)
Net increase (decrease) in net assets resulting from contractowner transactions	(60,557)	(440,977)	(1,018,822)	27,385
Net increase (decrease) in net assets	341,753	(591,271)	234,574	1,533,382

NET ASSETS
Beginning of period	1,323,942	1,915,213	9,747,199	8,213,817
End of period	$1,665,695	$1,323,942	$9,981,773	$9,747,199

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	29,178	39,387	311,969	312,211
Units purchased	457	477	4,683	10,981
Units sold/transferred	(1,556)	(10,686)	(35,355)	(11,223)
End of period	28,079	29,178	281,297	311,969

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-37

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	John Hancock Emerging Markets Value Trust Sub-Account		Matson Money Fixed Income VI Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$282,363	$183,544	$138,335	$26,888
Net realized gain (loss)	606,635	(148,736)	23,951	109,754
Net change in unrealized appreciation (depreciation) on investments	3,858,134	1,219,795	(57,632)	(99,791)
Net increase (decrease) in net assets from operations	4,747,132	1,254,603	104,654	36,851

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,259,575	4,502,686	3,506,196	2,822,452
Net contractowner transfers	1,860,821	1,535,083	2,258,978	1,536,447
Withdrawals and death benefits (b)	(680,441)	(479,520)	(1,622,306)	(920,421)
Net increase (decrease) in net assets resulting from contractowner transactions	7,439,955	5,558,249	4,142,868	3,438,478
Net increase (decrease) in net assets	12,187,087	6,812,852	4,247,522	3,475,329

NET ASSETS
Beginning of period	11,889,886	5,077,034	22,113,405	18,638,076
End of period	$24,076,973	$11,889,886	$26,360,927	$22,113,405

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	493,713	247,991	888,414	751,510
Units purchased	220,801	197,020	140,487	126,803
Units sold/transferred	41,744	48,702	25,094	10,101
End of period	756,258	493,713	1,053,995	888,414

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account		Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$237,920	$195,628	$145,554	$70,038
Net realized gain (loss)	533,473	(161,964)	1,574,575	710,741
Net change in unrealized appreciation (depreciation) on investments	2,548,509	882,903	704,492	2,428,038
Net increase (decrease) in net assets from operations	3,319,902	916,567	2,424,621	3,208,817

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,117,339	1,386,889	2,895,311	1,961,660
Net contractowner transfers	(1,582,268)	383,701	(1,400,722)	(54,252)
Withdrawals and death benefits (b)	(978,261)	(564,878)	(1,338,544)	(773,052)
Net increase (decrease) in net assets resulting from contractowner transactions	(443,190)	1,205,712	156,045	1,134,356
Net increase (decrease) in net assets	2,876,712	2,122,279	2,580,666	4,343,173

NET ASSETS
Beginning of period	12,575,289	10,453,010	18,666,611	14,323,438
End of period	$15,452,001	$12,575,289	$21,247,277	$18,666,611

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	528,920	471,756	608,714	561,134
Units purchased	77,684	55,481	91,183	73,998
Units sold/transferred	(93,729)	1,683	(86,225)	(26,418)
End of period	512,875	528,920	613,672	608,714

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-39

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	MFS Global Equity Series—Initial Class Sub-Account		MFS Growth Series—Initial Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$27,491	$20,908	$(2,169)	$(3,078)
Net realized gain (loss)	348,414	143,503	67,621	242,127
Net change in unrealized appreciation (depreciation) on investments	660,231	63,935	159,576	(226,403)
Net increase (decrease) in net assets from operations	1,036,136	228,346	225,028	12,646

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	673,242	527,814	4,417	3,459
Net contractowner transfers	180,710	(37,459)	(54,057)	(392,554)
Withdrawals and death benefits (b)	(135,026)	(93,459)	(35,789)	(118,407)
Net increase (decrease) in net assets resulting from contractowner transactions	718,926	396,896	(85,429)	(507,502)
Net increase (decrease) in net assets	1,755,062	625,242	139,599	(494,856)

NET ASSETS
Beginning of period	3,739,710	3,114,468	770,030	1,264,886
End of period	$5,494,772	$3,739,710	$909,629	$770,030

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	153,566	136,859	16,661	27,929
Units purchased	26,763	22,255	85	76
Units sold/transferred	1,839	(5,548)	(1,737)	(11,344)
End of period	182,168	153,566	15,009	16,661

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$14,340	$7,430	$99,096	$78,587
Net realized gain (loss)	277,249	290,975	(81,533)	(108,219)
Net change in unrealized appreciation (depreciation) on investments	901,245	(95,646)	318,822	270,465
Net increase (decrease) in net assets from operations	1,192,834	202,759	336,385	240,833

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	646,379	435,082	38,609	157,112
Net contractowner transfers	560,109	(220,355)	110,682	(106,405)
Withdrawals and death benefits (b)	(104,795)	(213,281)	(71,274)	(54,084)
Net increase (decrease) in net assets resulting from contractowner transactions	1,101,693	1,446	78,017	(3,377)
Net increase (decrease) in net assets	2,294,527	204,205	414,402	237,456

NET ASSETS
Beginning of period	3,720,989	3,516,784	2,439,684	2,202,228
End of period	$6,015,516	$3,720,989	$2,854,086	$2,439,684

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	181,623	181,553	49,433	49,596
Units purchased	29,755	21,499	709	3,221
Units sold/transferred	17,697	(21,429)	362	(3,384)
End of period	229,075	181,623	50,504	49,433

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-41

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$3,365	$12,349	$171,133	$86,323
Net realized gain (loss)	156,019	192,806	365,261	2,127,360
Net change in unrealized appreciation (depreciation) on investments	55,442	343,194	4,802,268	1,896,368
Net increase (decrease) in net assets from operations	214,826	548,349	5,338,662	4,110,051

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	25,412	25,752	4,583,861	5,931,276
Net contractowner transfers	(1,371,366)	1,215,141	(1,394,725)	2,255,274
Withdrawals and death benefits (b)	(50,196)	(67,082)	(1,698,358)	(1,515,894)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,396,150)	1,173,811	1,490,778	6,670,656
Net increase (decrease) in net assets	(1,181,324)	1,722,160	6,829,440	10,780,707

NET ASSETS
Beginning of period	3,005,739	1,283,579	32,294,917	21,514,210
End of period	$1,824,415	$3,005,739	$39,124,357	$32,294,917

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	103,649	56,389	1,146,537	884,531
Units purchased	907	1,069	152,859	234,159
Units sold/transferred	(48,624)	46,191	(105,466)	27,847
End of period	55,932	103,649	1,193,930	1,146,537

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account		PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$174,068	$77,688	$170,252	$11,853
Net realized gain (loss)	19,569	(83,971)	(79,809)	(127,117)
Net change in unrealized appreciation (depreciation) on investments	277,498	381,338	(44,278)	300,401
Net increase (decrease) in net assets from operations	471,135	375,055	46,165	185,137

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	200,742	139,510	531,673	90,562
Net contractowner transfers	474,184	(43,853)	(125,766)	(109,152)
Withdrawals and death benefits (b)	(125,919)	(39,154)	(106,005)	(16,390)
Net increase (decrease) in net assets resulting from contractowner transactions	549,007	56,503	299,902	(34,980)
Net increase (decrease) in net assets	1,020,142	431,558	346,067	150,157

NET ASSETS
Beginning of period	3,402,055	2,970,497	1,407,460	1,257,303
End of period	$4,422,197	$3,402,055	$1,753,527	$1,407,460

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	202,985	199,768	81,013	83,132
Units purchased	11,389	8,735	31,656	5,445
Units sold/transferred	17,980	(5,518)	(13,794)	(7,564)
End of period	232,354	202,985	98,875	81,013

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-43

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$1,244,425	$831,312	$98,019	$63,195
Net realized gain (loss)	125,771	(238,364)	(40,441)	(158,269)
Net change in unrealized appreciation (depreciation) on investments	824,629	1,258,195	367,968	264,945
Net increase (decrease) in net assets from operations	2,194,825	1,851,143	425,546	169,871

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,247,871	4,879,708	395,334	190,769
Net contractowner transfers	2,690,646	798,264	359,578	(13,502)
Withdrawals and death benefits (b)	(888,854)	(836,256)	(315,497)	(181,722)
Net increase (decrease) in net assets resulting from contractowner transactions	8,049,663	4,841,716	439,415	(4,455)
Net increase (decrease) in net assets	10,244,488	6,692,859	864,961	165,416

NET ASSETS
Beginning of period	19,862,112	13,169,253	4,808,053	4,642,637
End of period	$30,106,600	$19,862,112	$5,673,014	$4,808,053

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	723,048	542,036	274,244	275,163
Units purchased	215,141	182,939	21,875	10,560
Units sold/transferred	61,262	(1,927)	2,145	(11,479)
End of period	999,451	723,048	298,264	274,244

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account—Class 1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$1,742,558	$1,238,107	$1,379,537	$1,322,483
Net realized gain (loss)	(858,346)	(1,154,430)	5,497,580	4,060,384
Net change in unrealized appreciation (depreciation) on investments	1,800,638	2,535,050	6,787,412	2,704,026
Net increase (decrease) in net assets from operations	2,684,850	2,618,727	13,664,529	8,086,893

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	17,464,137	12,223,566	7,453,872	9,531,430
Net contractowner transfers	10,048,866	3,335,564	(1,079,766)	971,430
Withdrawals and death benefits (b)	(3,477,626)	(3,163,598)	(3,054,298)	(2,943,420)
Net increase (decrease) in net assets resulting from contractowner transactions	24,035,377	12,395,532	3,319,808	7,559,440
Net increase (decrease) in net assets	26,720,227	15,014,259	16,984,337	15,646,333

NET ASSETS
Beginning of period	67,871,143	52,856,884	64,212,707	48,566,374
End of period	$94,591,370	$67,871,143	$81,197,044	$64,212,707

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,963,047	3,239,736	1,965,348	1,714,041
Units purchased	1,013,520	722,426	213,186	320,129
Units sold/transferred	360,636	885	(119,639)	(68,822)
End of period	5,337,203	3,963,047	2,058,895	1,965,348

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-45

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PVC MidCap Account—Class 1 Sub-Account		Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$12,459	$2,951	$(69,550)	$(63,011)
Net realized gain (loss)	431,213	917,786	741,111	390,179
Net change in unrealized appreciation (depreciation) on investments	1,008,172	(378,438)	4,028,579	(214,334)
Net increase (decrease) in net assets from operations	1,451,844	542,299	4,700,140	112,834

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	58,487	148,522	494,414	470,834
Net contractowner transfers	(322,193)	(213,379)	(1,004,945)	(607,678)
Withdrawals and death benefits (b)	(327,735)	(247,617)	(661,036)	(824,310)
Net increase (decrease) in net assets resulting from contractowner transactions	(591,441)	(312,474)	(1,171,567)	(961,154)
Net increase (decrease) in net assets	860,403	229,825	3,528,573	(848,320)

NET ASSETS
Beginning of period	6,046,795	5,816,970	16,665,667	17,513,987
End of period	$6,907,198	$6,046,795	$20,194,240	$16,665,667

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	166,261	176,080	619,462	656,746
Units purchased	1,450	4,358	15,955	18,479
Units sold/transferred	(15,928)	(14,177)	(55,351)	(55,763)
End of period	151,783	166,261	580,066	619,462

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		Prudential Series Fund—Value Portfolio— Class II Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(6,516)	$(6,411)	$(22,216)	$(23,797)
Net realized gain (loss)	(106,992)	(319,404)	290,308	99,079
Net change in unrealized appreciation (depreciation) on investments	108,175	687,023	637,292	436,752
Net increase (decrease) in net assets from operations	(5,333)	361,208	905,384	512,034

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	87,199	76,144	91,040	103,295
Net contractowner transfers	(363,163)	199,200	(302,348)	(3,049,867)
Withdrawals and death benefits (b)	(19,191)	(51,492)	(182,423)	(292,354)
Net increase (decrease) in net assets resulting from contractowner transactions	(295,155)	223,852	(393,731)	(3,238,926)
Net increase (decrease) in net assets	(300,488)	585,060	511,653	(2,726,892)

NET ASSETS
Beginning of period	2,098,201	1,513,141	5,850,553	8,577,445
End of period	$1,797,713	$2,098,201	$6,362,206	$5,850,553

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	49,999	44,936	153,616	248,198
Units purchased	2,376	2,166	2,277	3,057
Units sold/transferred	(9,138)	2,897	(12,050)	(97,639)
End of period	43,237	49,999	143,843	153,616

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-47

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(1,820)	$8,228	$37,431	$86,409
Net realized gain (loss)	311,664	81,289	(666,743)	447,608
Net change in unrealized appreciation (depreciation) on investments	(188,510)	243,800	949,571	649,722
Net increase (decrease) in net assets from operations	121,334	333,317	320,259	1,183,739

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	60,921	8,338	161,599	146,072
Net contractowner transfers	(1,322,543)	1,274,350	(275,926)	(438,053)
Withdrawals and death benefits (b)	(45,757)	(27,382)	(181,100)	(342,272)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,307,379)	1,255,306	(295,427)	(634,253)
Net increase (decrease) in net assets	(1,186,045)	1,588,623	24,832	549,486

NET ASSETS
Beginning of period	2,009,270	420,647	6,665,686	6,116,200
End of period	$823,225	$2,009,270	$6,690,518	$6,665,686

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	102,985	25,845	344,446	381,036
Units purchased	3,161	500	8,634	8,572
Units sold/transferred	(65,942)	76,640	(24,058)	(45,162)
End of period	40,204	102,985	329,022	344,446

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account		T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(9,980)	$(8,063)	$428,768	$325,633
Net realized gain (loss)	213,273	(595,006)	(80,614)	(92,639)
Net change in unrealized appreciation (depreciation) on investments	365,225	239,767	(96,290)	57,165
Net increase (decrease) in net assets from operations	568,518	(363,302)	251,864	290,159

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	520,832	195,244	4,980,849	6,634,160
Net contractowner transfers	240,202	(1,686,454)	934,654	2,036,919
Withdrawals and death benefits (b)	(13,431)	(82,007)	(2,079,005)	(2,180,393)
Net increase (decrease) in net assets resulting from contractowner transactions	747,603	(1,573,217)	3,836,498	6,490,686
Net increase (decrease) in net assets	1,316,121	(1,936,519)	4,088,362	6,780,845

NET ASSETS
Beginning of period	1,721,702	3,658,221	37,993,344	31,212,499
End of period	$3,037,823	$1,721,702	$42,081,706	$37,993,344

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	68,228	129,182	1,488,907	1,235,268
Units purchased	17,903	7,830	195,409	261,290
Units sold/transferred	8,516	(68,784)	(46,280)	(7,651)
End of period	94,647	68,228	1,638,036	1,488,907

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-49

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Templeton Developing Markets VIP Fund— Class 1 Sub-Account		Vanguard VIF Capital Growth Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$128,290	$92,481	$18,597	$9,313
Net realized gain (loss)	(339,133)	(1,606,013)	549,385	54,654
Net change in unrealized appreciation (depreciation) on investments	5,529,479	3,598,040	826,583	155,445
Net increase (decrease) in net assets from operations	5,318,636	2,084,508	1,394,565	219,412

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	712,761	620,081	2,048,619	914,791
Net contractowner transfers	(1,172,743)	(259,327)	4,741,165	549,716
Withdrawals and death benefits (b)	(645,266)	(510,468)	(144,642)	(2,430)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,105,248)	(149,714)	6,645,142	1,462,077
Net increase (decrease) in net assets	4,213,388	1,934,794	8,039,707	1,681,489

NET ASSETS
Beginning of period	13,934,738	11,999,944	2,085,608	404,119
End of period	$18,148,126	$13,934,738	$10,125,315	$2,085,608

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,112,746	1,125,313	73,260	15,683
Units purchased	45,568	52,647	62,851	35,495
Units sold/transferred	(125,561)	(65,214)	140,510	22,082
End of period	1,032,753	1,112,746	276,621	73,260

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Equity Index Portfolio Sub-Account		Vanguard VIF High Yield Bond Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$918,529	$156,756	$1,054,619	$523,918
Net realized gain (loss)	2,754,265	308,988	93,672	(112,701)
Net change in unrealized appreciation (depreciation) on investments	8,556,595	3,840,014	456,867	1,000,143
Net increase (decrease) in net assets from operations	12,229,389	4,305,758	1,605,158	1,411,360

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,316,176	5,576,585	8,672,302	6,845,140
Net contractowner transfers	1,563,005	37,406,258	4,963,938	3,429,187
Withdrawals and death benefits (b)	(737,087)	(379,511)	(1,054,710)	(717,478)
Net increase (decrease) in net assets resulting from contractowner transactions	5,142,094	42,603,332	12,581,530	9,556,849
Net increase (decrease) in net assets	17,371,483	46,909,090	14,186,688	10,968,209

NET ASSETS
Beginning of period	54,854,097	7,945,007	20,834,397	9,866,188
End of period	$72,225,580	$54,854,097	$35,021,085	$20,834,397

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,894,308	306,196	752,261	395,197
Units purchased	136,345	207,009	300,897	257,796
Units sold/transferred	25,575	1,381,103	132,805	99,268
End of period	2,056,228	1,894,308	1,185,963	752,261

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-51

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account		Vanguard VIF REIT Index Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$179,986	$88,236	$263,240	$113,333
Net realized gain (loss)	1,228,024	449,632	545,784	395,862
Net change in unrealized appreciation (depreciation) on investments	3,256,544	959,672	(197,442)	(73,417)
Net increase (decrease) in net assets from operations	4,664,554	1,497,540	611,582	435,778

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	9,871,393	6,253,228	5,244,401	3,895,555
Net contractowner transfers	4,119,616	3,201,376	1,674,208	2,472,975
Withdrawals and death benefits (b)	(748,657)	(487,473)	(627,099)	(242,901)
Net increase (decrease) in net assets resulting from contractowner transactions	13,242,352	8,967,131	6,291,510	6,125,629
Net increase (decrease) in net assets	17,906,906	10,464,671	6,903,092	6,561,407

NET ASSETS
Beginning of period	18,748,153	8,283,482	11,040,997	4,479,590
End of period	$36,655,059	$18,748,153	$17,944,089	$11,040,997

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	666,245	325,957	395,213	173,133
Units purchased	322,534	236,132	183,959	142,136
Units sold/transferred	109,095	104,156	36,033	79,944
End of period	1,097,874	666,245	615,205	395,213

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Small Co Growth Portfolio Sub-Account		Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$9,923	$(5,769)	$951,885	$460,502
Net realized gain (loss)	973,178	275,408	155,197	127,527
Net change in unrealized appreciation (depreciation) on investments	1,250,861	794,060	624,454	(524,833)
Net increase (decrease) in net assets from operations	2,233,962	1,063,699	1,731,536	63,196

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,894,769	2,832,245	20,521,077	14,825,454
Net contractowner transfers	1,291	1,065,355	21,072,475	9,403,443
Withdrawals and death benefits (b)	(219,429)	(175,472)	(2,252,162)	(1,421,983)
Net increase (decrease) in net assets resulting from contractowner transactions	1,676,631	3,722,128	39,341,390	22,806,914
Net increase (decrease) in net assets	3,910,593	4,785,827	41,072,926	22,870,110

NET ASSETS
Beginning of period	8,946,400	4,160,573	43,317,308	20,447,198
End of period	$12,856,993	$8,946,400	$84,390,234	$43,317,308

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	308,758	164,471	1,701,006	819,856
Units purchased	59,264	108,751	791,770	573,323
Units sold/transferred	(7,377)	35,536	720,370	307,827
End of period	360,645	308,758	3,213,146	1,701,006

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-53

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	VY Clarion Global Real Estate Portfolio— Class I Sub-Account		Wanger International Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$264,570	$72,910	$111,428	$89,853
Net realized gain (loss)	20,054	156,837	(308,424)	(96,180)
Net change in unrealized appreciation (depreciation) on investments	489,816	(16,341)	3,818,454	(185,052)
Net increase (decrease) in net assets from operations	774,440	213,406	3,621,458	(191,379)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	251,371	376,183	460,767	418,542
Net contractowner transfers	(69,233)	(2,669,252)	633,946	(1,389,483)
Withdrawals and death benefits (b)	(346,955)	(270,245)	(531,245)	(605,983)
Net increase (decrease) in net assets resulting from contractowner transactions	(164,817)	(2,563,314)	563,468	(1,576,924)
Net increase (decrease) in net assets	609,623	(2,349,908)	4,184,926	(1,768,303)

NET ASSETS
Beginning of period	7,671,558	10,021,466	10,967,831	12,736,134
End of period	$8,281,181	$7,671,558	$15,152,757	$10,967,831

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	201,326	264,040	211,443	241,063
Units purchased	6,333	9,731	7,897	7,974
Units sold/transferred	(10,834)	(72,445)	851	(37,594)
End of period	196,825	201,326	220,191	211,443

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-54	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Wanger Select Sub-Account		Wanger USA Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(3,891)	$(3,594)	$(4,500)	$(3,372)
Net realized gain (loss)	26,509	310,108	103,382	86,806
Net change in unrealized appreciation (depreciation) on investments	485,577	(64,498)	109,820	33,484
Net increase (decrease) in net assets from operations	508,195	242,016	208,702	116,918

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	96,411	141,557	91,663	40,449
Net contractowner transfers	(10,668)	(59,576)	93,595	21,749
Withdrawals and death benefits (b)	(178,648)	(107,691)	(36,304)	(15,618)
Net increase (decrease) in net assets resulting from contractowner transactions	(92,905)	(25,710)	148,954	46,580
Net increase (decrease) in net assets	415,290	216,306	357,656	163,498

NET ASSETS
Beginning of period	2,042,634	1,826,328	959,455	795,957
End of period	$2,457,924	$2,042,634	$1,317,111	$959,455

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	45,631	46,134	14,130	13,280
Units purchased	1,951	3,564	1,236	797
Units sold/transferred	(4,107)	(4,067)	896	53
End of period	43,475	45,631	16,262	14,130

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-55

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended	concluded

	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$723,482	$780,741
Net realized gain (loss)	(276,625)	(1,298,455)
Net change in unrealized appreciation (depreciation) on investments	680,027	2,759,635
Net increase (decrease) in net assets from operations	1,126,884	2,241,921

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	527,798	425,826
Net contractowner transfers	(288,360)	(4,667,267)
Withdrawals and death benefits (b)	(690,668)	(585,935)
Net increase (decrease) in net assets resulting from contractowner transactions	(451,230)	(4,827,376)
Net increase (decrease) in net assets	675,654	(2,585,455)

NET ASSETS
Beginning of period	14,223,035	16,808,490
End of period	$14,898,689	$14,223,035

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	882,371	1,198,856
Units purchased	31,388	28,703
Units sold/transferred	(60,566)	(345,188)
End of period	853,193	882,371

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-56	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 69 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. Effective in 2008, the Personal Annuity Select and Lifetime Variable Select Annuity are no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the value of a participant’s accumulation on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks for contracts issued prior to 2015 and 2012 IAR for contracts issued after 2014. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

The following Sub-Account was added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
DFA VA Equity Allocation Portfolio	May 1, 2017	July 11, 2017

Effective June 5, 2017, the portfolio name has changed for the Janus Portfolios.

Current Portfolio Name	New Portfolio Name
Janus Aspen Forty Portfolio—Institutional Shares Janus Aspen Overseas Portfolio—Institutional Shares Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	Janus Henderson Forty Portfolio—Institutional Shares Janus Henderson Overseas Portfolio—Institutional Shares Janus Henderson Mid Cap Value Portfolio—Institutional Shares

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-57

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New commission rule issuance: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new Form N-CEN. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. However, Management does not anticipate a significant impact to the Separate Account’s financial statements or footnote disclosures upon adoption.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the net asset value per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of December 31, 2017, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ending December 31, 2017, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2017, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	0.30%	0.20%	0.20%
Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	1.00%	1.00%
Current fee	0.40%	0.40%

B-58	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Intelligent Variable Annuity

	Maximum contractual fee	Current fee
If accumulation value is less than $100,000	0.40%	0.40%
If accumulation value is between $100,000-$500,000	0.25%	0.25%
If accumulation value is greater than $500,000	0.15%	0.15%
After the first 10 contract years	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2017 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Life Balanced	$11,889,195	$9,339,843
TIAA-CREF Life Bond	25,868,581	17,705,971
TIAA-CREF Life Growth Equity	13,531,519	15,658,949
TIAA-CREF Life Growth & Income	10,127,871	17,577,974
TIAA-CREF Life International Equity	11,552,932	11,727,647
TIAA-CREF Life Large-Cap Value	4,512,805	10,892,508
TIAA-CREF Life Money Market	77,996,511	72,932,501
TIAA-CREF Life Real Estate Securities	7,476,673	9,959,085
TIAA-CREF Life Small-Cap Equity	6,718,379	8,716,275
TIAA-CREF Life Social Choice Equity	4,775,897	6,546,056
TIAA-CREF Life Stock Index	51,619,697	53,937,229
Calamos Growth and Income Portfolio	507,418	334,336
ClearBridge Variable Aggressive Growth Portfolio—Class I	13,945,942	6,906,021
ClearBridge Variable Small Cap Growth Portfolio—Class I	517,115	629,036
Credit Suisse Trust-Commodity Return Strategy Portfolio	38,346	36,193
Delaware VIP Diversified Income Series—Standard Class	7,078,388	6,846,196
Delaware VIP International Value Equity Series—Standard Class	9,630,902	6,681,505
Delaware VIP Small Cap Value Series—Standard Class	6,910,929	6,127,004
DFA VA Equity Allocation Portfolio	17,103,675	115,331
DFA VA Global Bond Portfolio	11,079,935	3,741,673
DFA VA Global Moderate Allocation Portfolio	8,390,569	29,822,215
DFA VA International Small Portfolio	15,191,615	3,869,338
DFA VA International Value Portfolio	17,720,046	5,649,083
DFA VA Short-Term Fixed Portfolio	26,820,239	5,013,989
DFA VA US Large Value Portfolio	22,219,683	4,388,181
DFA VA US Targeted Value Portfolio	10,923,994	2,935,150
Franklin Income VIP Fund—Class 1	3,054,635	1,304,027
Franklin Mutual Shares VIP Fund—Class 1	392,011	424,471
Franklin Small-Mid Cap Growth VIP Fund—Class 1	1,805,068	1,536,981
Janus Henderson Forty Portfolio—Institutional Shares	4,142,001	1,585,930

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-59

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Sub-Accounts	Purchases	Sales
Janus Henderson Overseas Portfolio—Institutional Shares	$157,393	$197,585
Janus Henderson Mid Cap Value Portfolio—Institutional Shares	3,066,116	3,692,169
John Hancock Emerging Markets Value Trust Portfolio	10,621,128	2,898,810
Matson Money Fixed Income VI Portfolio	8,523,434	4,208,114
Matson Money International Equity VI Portfolio	4,655,380	4,732,037
Matson Money U.S. Equity VI Portfolio	7,214,244	6,072,590
MFS Global Equity Series—Initial Class	2,477,049	1,524,317
MFS Growth Series—Initial Class	105,961	160,492
MFS Massachusetts Investors Growth Stock Portfolio	2,459,798	1,084,018
MFS Utilities Series—Initial Class	826,474	649,361
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	596,769	1,942,421
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	8,503,291	6,841,379
PIMCO VIT All Asset Portfolio—Institutional Class	1,789,048	1,065,973
PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	1,056,986	586,831
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	13,167,595	3,873,507
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	1,890,870	1,353,435
PIMCO VIT Real Return Portfolio—Institutional Class	34,288,594	8,510,659
PVC Equity Income Account—Class 1	18,912,988	10,654,040
PVC MidCap Account—Class 1	838,440	983,979
Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II	2,069,804	3,310,921
Prudential Series Fund-Natural Resources Portfolio—Class II	908,606	1,210,277
Prudential Series Fund-Value Portfolio—Class II	478,659	894,606
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1,753,679	2,978,348
Royce Capital Fund Small-Cap Portfolio—Investment Class	888,082	1,146,078
T. Rowe Price® Health Sciences Portfolio I	1,892,146	1,026,830
T. Rowe Price® Limited-Term Bond Portfolio	12,042,356	7,777,091
Templeton Developing Markets VIP Fund—Class 1	3,621,590	4,598,548
Vanguard VIF Capital Growth Portfolio	9,662,678	2,915,914
Vanguard VIF Equity Index	13,447,964	5,509,510
Vanguard VIF High Yield Bond Portfolio	17,389,316	3,753,168
Vanguard VIF Mid-Cap Index Portfolio	18,195,458	3,751,105
Vanguard VIF REIT Index Portfolio	9,735,206	2,616,049
Vanguard VIF Small Co Growth Portfolio	6,038,051	3,676,836
Vanguard VIF Total Bond Market Index Portfolio	46,957,695	6,505,446
VY Clarion Global Real Estate Portfolio—Class I	1,454,703	1,354,950
Wanger International	3,550,787	2,783,396
Wanger Select	767,052	583,842
Wanger USA	567,936	249,706
Western Asset Variable Global High Yield Bond Portfolio—Class I	3,648,026	3,375,774

Note 5—condensed financial information

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2017		1,790	$27.82 to $28.10	$31.47 to $31.90	$56,804	0.00%	0.25% to 0.60%	13.14% to 13.54%
2016		1,717	$26.37 to $26.54	$27.82 to $28.10	$48,048	2.54%	0.25% to 0.60%	5.50% to 5.87%
2015		1,549	$26.19 to $26.27	$26.37 to $26.54	$41,003	3.22%	0.25% to 0.60%	0.67% to 1.02%
2014	(o)	983	$25.00	$26.19 to $26.27	$25,784	5.98%	0.25% to 0.60%	3.49% to 5.09%

TIAA-CREF Life Bond Sub-Account
2017		3,968	$39.10 to $40.36	$40.63 to $42.09	$164,269	0.02%	0.25% to 0.60%	3.92% to 4.28%
2016		3,756	$37.73 to $38.82	$39.10 to $40.36	$149,247	2.90%	0.25% to 0.60%	3.61% to 3.98%
2015		3,634	$37.75 to $38.69	$37.73 to $38.82	$139,034	3.56%	0.25% to 0.60%	(0.03)% to 0.32%
2014		3,383	$36.01 to $36.78	$37.75 to $38.69	$129,198	2.34%	0.25% to 0.60%	4.84% to 5.20%
2013		3,051	$36.79 to $37.45	$36.01 to $36.78	$110,902	2.49%	0.25% to 0.60%	(2.13)% to (1.79)%

B-60	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Growth Equity Sub-Account
2017	1,825	$31.82 to $32.86	$42.55 to $44.09	$82,458	0.00%	0.25% to 0.60%	33.74% to 34.20%
2016	1,892	$32.32 to $33.26	$31.82 to $32.86	$64,003	0.58%	0.25% to 0.60%	(1.55)% to (1.21)%
2015	2,115	$29.65 to $30.40	$32.32 to $33.26	$72,107	0.23%	0.25% to 0.60%	9.01% to 9.39%
2014	2,009	$26.81 to $27.39	$29.65 to $30.40	$62,475	0.30%	0.25% to 0.60%	10.59% to 10.98%
2013	2,079	$19.27 to $19.63	$26.81 to $27.39	$58,173	0.28%	0.25% to 0.60%	39.10% to 39.59%

TIAA-CREF Life Growth & Income Sub-Account
2017	1,719	$55.80 to $57.60	$68.72 to $71.19	$130,438	0.00%	0.25% to 0.60%	23.17% to 23.60%
2016	1,840	$51.69 to $53.17	$55.80 to $57.60	$112,709	1.43%	0.25% to 0.60%	7.95% to 8.33%
2015	2,014	$50.32 to $51.59	$51.69 to $53.17	$112,298	1.09%	0.25% to 0.60%	2.72% to 3.08%
2014	2,054	$45.57 to $46.55	$50.32 to $51.59	$111,028	0.99%	0.25% to 0.60%	10.42% to 10.81%
2013	2,092	$34.11 to $34.73	$45.57 to $46.55	$102,273	1.13%	0.25% to 0.60%	33.58% to 34.04%

TIAA-CREF Life International Equity Sub-Account
2017	2,501	$27.27 to $28.15	$36.05 to $37.34	$94,539	1.17%	0.25% to 0.60%	32.19% to 32.65%
2016	2,535	$27.15 to $27.93	$27.27 to $28.15	$72,215	1.55%	0.25% to 0.60%	0.45% to 0.80%
2015	2,769	$27.58 to $28.27	$27.15 to $27.93	$78,482	1.32%	0.25% to 0.60%	(1.57)% to (1.23)%
2014	2,729	$30.13 to $30.78	$27.58 to $28.27	$78,520	1.27%	0.25% to 0.60%	(8.45)% to (8.13)%
2013	2,878	$24.41 to $24.85	$30.13 to $30.78	$90,184	2.46%	0.25% to 0.60%	23.41% to 23.85%

TIAA-CREF Life Large-Cap Value Sub-Account
2017	689	$81.95 to $84.59	$91.51 to $94.79	$67,071	0.00%	0.25% to 0.60%	11.67% to 12.06%
2016	759	$69.43 to $71.42	$81.95 to $84.59	$65,986	1.91%	0.25% to 0.60%	18.03% to 18.44%
2015	781	$73.52 to $75.36	$69.43 to $71.42	$57,174	1.55%	0.25% to 0.60%	(5.57)% to (5.24)%
2014	864	$67.87 to $69.33	$73.52 to $75.36	$66,456	1.75%	0.25% to 0.60%	8.33% to 8.71%
2013	915	$50.83 to $51.74	$67.87 to $69.33	$64,869	2.04%	0.25% to 0.60%	33.51% to 33.98%

TIAA-CREF Life Money Market Sub-Account
2017	5,648	$11.15 to $11.52	$11.16 to $11.57	$64,243	0.75%	0.25% to 0.60%	0.14% to 0.49%
2016	5,223	$11.18 to $11.51	$11.15 to $11.52	$59,179	0.28%	0.25% to 0.60%	(0.31)% to 0.03%
2015	5,041	$11.25 to $11.54	$11.18 to $11.51	$57,163	0.00%	0.25% to 0.60%	(0.59)% to (0.25)%
2014	4,835	$11.32 to $11.57	$11.25 to $11.54	$55,029	0.00%	0.25% to 0.60%	(0.60)% to (0.25)%
2013	4,903	$11.38 to $11.60	$11.32 to $11.57	$56,030	0.00%	0.25% to 0.60%	(0.59)% to (0.24)%

TIAA-CREF Life Real Estate Sub-Account
2017	653	$94.20 to $97.24	$105.18 to $108.95	$72,619	0.00%	0.25% to 0.60%	11.65% to 12.04%
2016	694	$91.16 to $93.77	$94.20 to $97.24	$68,774	2.84%	0.25% to 0.60%	3.34% to 3.70%
2015	714	$87.87 to $90.07	$91.16 to $93.77	$68,524	2.62%	0.25% to 0.60%	3.74% to 4.11%
2014	738	$68.81 to $70.29	$87.87 to $90.07	$68,129	1.73%	0.25% to 0.60%	27.70% to 28.15%
2013	692	$67.94 to $69.16	$68.81 to $70.29	$49,958	1.69%	0.25% to 0.60%	1.28% to 1.63%

TIAA-CREF Life Small-Cap Equity Sub-Account
2017	427	$101.68 to $104.96	$116.14 to $120.30	$53,059	0.00%	0.25% to 0.60%	14.21% to 14.61%
2016	451	$85.34 to $87.78	$101.68 to $104.96	$49,103	0.93%	0.25% to 0.60%	19.15% to 19.57%
2015	511	$85.98 to $88.13	$85.34 to $87.78	$45,914	0.60%	0.25% to 0.60%	(0.75)% to (0.40)%
2014	555	$80.95 to $82.69	$85.98 to $88.13	$49,601	0.71%	0.25% to 0.60%	6.21% to 6.58%
2013	593	$58.23 to $59.27	$80.95 to $82.69	$49,746	0.72%	0.25% to 0.60%	39.03% to 39.52%

TIAA-CREF Life Social Choice Equity Sub-Account
2017	868	$52.84 to $54.54	$63.53 to $65.80	$58,670	0.01%	0.25% to 0.60%	20.24% to 20.66%
2016	905	$46.89 to $48.23	$52.84 to $54.54	$50,311	2.45%	0.25% to 0.60%	12.67% to 13.07%
2015	925	$48.48 to $49.70	$46.89 to $48.23	$45,404	2.49%	0.25% to 0.60%	(3.28)% to (2.94)%
2014	960	$43.95 to $44.89	$48.48 to $49.70	$48,709	1.87%	0.25% to 0.60%	10.31% to 10.70%
2013	960	$32.96 to $33.55	$43.95 to $44.89	$44,113	1.69%	0.25% to 0.60%	33.33% to 33.80%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-61

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Stock Index Sub-Account
2017		4,509	$65.87 to $68.01	$79.24 to $82.09	$389,529	0.00%	0.25% to 0.60%	20.29% to 20.71%
2016		4,601	$58.79 to $60.49	$65.87 to $68.01	$324,102	2.29%	0.25% to 0.60%	12.04% to 12.43%
2015		4,815	$58.89 to $60.38	$58.79 to $60.49	$300,531	1.95%	0.25% to 0.60%	(0.17)% to 0.18%
2014		4,874	$52.68 to $53.82	$58.89 to $60.38	$302,901	1.91%	0.25% to 0.60%	11.79% to 12.18%
2013		4,822	$39.72 to $40.44	$52.68 to $53.82	$265,649	1.94%	0.25% to 0.60%	32.63% to 33.10%

Calamos Growth and Income Portfolio Sub-Account
2017		157	$22.29 to $23.01	$25.60 to $26.51	$4,098	0.85%	0.25% to 0.60%	14.82% to 15.22%
2016		158	$21.09 to $21.70	$22.29 to $23.01	$3,596	2.41%	0.25% to 0.60%	5.69% to 6.06%
2015		177	$20.98 to $21.51	$21.09 to $21.70	$3,798	2.70%	0.25% to 0.60%	0.52% to 0.87%
2014		191	$19.76 to $20.18	$20.98 to $21.51	$4,067	0.96%	0.25% to 0.60%	6.20% to 6.58%
2013		208	$17.08 to $17.38	$19.76 to $20.18	$4,162	1.10%	0.25% to 0.60%	15.70% to 16.11%

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2017		703	$33.52 to $34.60	$38.75 to $40.14	$27,798	0.54%	0.25% to 0.60%	15.60% to 16.00%
2016		560	$33.32 to $34.28	$33.52 to $34.60	$19,098	0.83%	0.25% to 0.60%	0.60% to 0.95%
2015		337	$34.12 to $34.97	$33.32 to $34.28	$11,411	0.43%	0.25% to 0.60%	(2.32)% to (1.98)%
2014		220	$28.51 to $29.12	$34.12 to $34.97	$7,626	0.20%	0.25% to 0.60%	19.67% to 20.09%
2013		120	$19.41 to $19.75	$28.51 to $29.12	$3,464	0.39%	0.25% to 0.60%	46.90% to 47.41%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2017		83	$30.12 to $31.09	$37.20 to $38.54	$3,153	0.00%	0.25% to 0.60%	23.52% to 23.96%
2016		88	$28.64 to $29.46	$30.12 to $31.09	$2,695	0.00%	0.25% to 0.60%	5.17% to 5.54%
2015		98	$30.13 to $30.88	$28.64 to $29.46	$2,851	0.00%	0.25% to 0.60%	(4.95)% to (4.61)%
2014		93	$29.12 to $29.75	$30.13 to $30.88	$2,850	0.00%	0.25% to 0.60%	3.46% to 3.82%
2013		76	$19.92 to $20.28	$29.12 to $29.75	$2,232	0.04%	0.25% to 0.60%	46.17% to 46.68%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2017		13	$17.30 to $17.49	$17.46 to $17.72	$224	9.44%	0.25% to 0.60%	0.91% to 1.26%
2016		14	$15.54 to $15.66	$17.30 to $17.49	$240	0.00%	0.25% to 0.60%	11.35% to 11.74%
2015		4	$20.87 to $20.95	$15.54 to $15.66	$60	0.00%	0.25% to 0.60%	(25.54)% to (25.28)%
2014		2	$25.31	$20.87 to $20.95	$42	0.00%	0.26% to 0.60%	(17.51)% to (17.22)%
2013	(k)	89	$25.00	$25.31	$2	0.00%	0.29%	1.26%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2017		2,828	$15.39 to $15.89	$16.10 to $16.68	$46,593	2.63%	0.25% to 0.60%	4.59% to 4.96%
2016		2,881	$14.96 to $15.39	$15.39 to $15.89	$45,239	3.37%	0.25% to 0.60%	2.90% to 3.27%
2015		3,048	$15.21 to $15.59	$14.96 to $15.39	$46,398	3.07%	0.25% to 0.60%	(1.67)% to (1.33)%
2014		3,183	$14.53 to $14.84	$15.21 to $15.59	$49,173	2.15%	0.25% to 0.60%	4.69% to 5.05%
2013		2,755	$14.81 to $15.07	$14.53 to $14.84	$40,573	2.23%	0.25% to 0.60%	(1.85)% to (1.51)%

Delaware VIP International Value Equity Series—Standard Class Sub-Account
2017		2,656	$13.86 to $14.31	$16.88 to $17.49	$45,831	1.51%	0.25% to 0.60%	21.78% to 22.21%
2016		2,501	$13.39 to $13.77	$13.86 to $14.31	$35,338	1.69%	0.25% to 0.60%	3.56% to 3.93%
2015		2,256	$13.40 to $13.74	$13.39 to $13.77	$30,740	1.84%	0.25% to 0.60%	(0.11)% to 0.24%
2014		1,683	$14.76 to $15.08	$13.40 to $13.74	$22,925	1.15%	0.25% to 0.60%	(9.22)% to (8.90)%
2013		1,011	$12.09 to $12.31	$14.76 to $15.08	$15,139	1.30%	0.25% to 0.60%	22.05% to 22.48%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2017		390	$64.94 to $67.04	$72.34 to $74.93	$28,809	0.83%	0.25% to 0.60%	11.38% to 11.77%
2016		393	$49.72 to $51.14	$64.94 to $67.04	$26,012	1.03%	0.25% to 0.60%	30.62% to 31.08%
2015		405	$53.34 to $54.67	$49.72 to $51.14	$20,514	0.67%	0.25% to 0.60%	(6.78)% to (6.45)%
2014		303	$50.68 to $51.77	$53.34 to $54.67	$16,441	0.50%	0.25% to 0.60%	5.23% to 5.60%
2013		219	$38.19 to $38.88	$50.68 to $51.77	$11,296	0.65%	0.25% to 0.60%	32.71% to 33.17%

DFA VA Equity Allocation Portfolio Sub-Account
2017	(v)	668	$25.00	$27.83 to $27.86	$18,616	3.18%	0.25% to 0.49%	11.30% to 11.43%

B-62	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

DFA VA Global Bond Portfolio Sub-Account
2017		1,342	$26.48 to $26.91	$26.88 to $27.41	$36,643	1.93%	0.25% to 0.60%	1.50% to 1.86%
2016		1,093	$26.18 to $26.52	$26.48 to $26.91	$29,316	1.93%	0.25% to 0.60%	1.12% to 1.47%
2015		804	$25.94 to $26.18	$26.18 to $26.52	$21,266	2.17%	0.25% to 0.60%	0.94% to 1.29%
2014		333	$25.36 to $25.51	$25.94 to $26.18	$8,698	3.25%	0.25% to 0.60%	2.27% to 2.63%
2013		107	$25.61 to $25.67	$25.36 to $25.51	$2,719	0.78%	0.25% to 0.60%	(0.95)% to (0.60)%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2017		835	$27.76 to $28.07	$31.61 to $32.07	$26,670	1.24%	0.25% to 0.60%	13.88% to 14.27%
2016		1,575	$25.60 to $25.80	$27.76 to $28.07	$44,117	1.83%	0.25% to 0.60%	8.42% to 8.80%
2015		1,247	$26.29 to $26.40	$25.60 to $25.80	$32,132	1.71%	0.25% to 0.60%	(2.62)% to (2.28)%
2014	(n)	586	$25.50	$26.29 to $26.40	$15,459	2.51%	0.25% to 0.61%	(0.26)% to 3.42%

DFA VA International Small Portfolio Sub-Account
2017		856	$34.39 to $34.96	$44.43 to $45.32	$38,536	2.98%	0.25% to 0.60%	29.17% to 29.62%
2016		618	$32.57 to $32.99	$34.39 to $34.96	$21,490	3.07%	0.25% to 0.60%	5.60% to 5.97%
2015		372	$30.97 to $31.26	$32.57 to $32.99	$12,219	3.19%	0.25% to 0.60%	5.18% to 5.55%
2014		132	$33.06 to $33.26	$30.97 to $31.26	$4,105	2.85%	0.25% to 0.60%	(6.34)% to (6.01)%
2013		57	$26.18 to $26.24	$33.06 to $33.26	$1,888	3.95%	0.25% to 0.60%	20.13% to 26.75%

DFA VA International Value Portfolio Sub-Account
2017		1,138	$30.29 to $30.79	$37.88 to $38.64	$43,737	3.45%	0.25% to 0.60%	25.06% to 25.49%
2016		821	$27.93 to $28.29	$30.29 to $30.79	$25,168	4.02%	0.25% to 0.60%	8.46% to 8.84%
2015		553	$30.20 to $30.48	$27.93 to $28.29	$15,581	4.02%	0.25% to 0.60%	(7.52)% to (7.19)%
2014		249	$32.72 to $32.91	$30.20 to $30.48	$7,587	5.74%	0.25% to 0.60%	(7.71)% to (7.39)%
2013		100	$27.06 to $27.12	$32.72 to $32.91	$3,276	4.32%	0.25% to 0.60%	19.28% to 21.35%

DFA VA Short-Term Fixed Portfolio Sub-Account
2017		2,254	$24.76 to $25.17	$24.82 to $25.32	$56,713	1.27%	0.25% to 0.60%	0.23% to 0.58%
2016		1,403	$24.71 to $25.03	$24.76 to $25.17	$35,136	0.83%	0.25% to 0.60%	0.19% to 0.54%
2015		968	$24.79 to $25.02	$24.71 to $25.03	$24,138	0.37%	0.25% to 0.60%	(0.30)% to 0.05%
2014		596	$24.90 to $25.05	$24.79 to $25.02	$14,864	0.28%	0.25% to 0.60%	(0.45)% to (0.10)%
2013		234	$24.99 to $25.05	$24.90 to $25.05	$5,855	0.50%	0.25% to 0.60%	(0.35)% to 0.00%

DFA VA US Large Value Portfolio Sub-Account
2017		775	$46.74 to $47.51	$55.33 to $56.43	$43,475	2.38%	0.25% to 0.60%	18.37% to 18.78%
2016		467	$39.55 to $40.07	$46.74 to $47.51	$22,114	2.39%	0.25% to 0.60%	18.16% to 18.58%
2015		356	$41.20 to $41.58	$39.55 to $40.07	$14,223	2.29%	0.25% to 0.60%	(3.98)% to (3.65)%
2014		250	$37.99 to $38.21	$41.20 to $41.58	$10,363	2.78%	0.25% to 0.60%	8.43% to 8.81%
2013		108	$27.14 to $27.21	$37.99 to $38.21	$4,116	2.48%	0.25% to 0.60%	25.18% to 40.47%

DFA VA US Targeted Value Portfolio Sub-Account
2017		416	$47.85 to $48.63	$52.20 to $53.25	$22,040	1.28%	0.25% to 0.60%	9.11% to 9.49%
2016		282	$37.75 to $38.24	$47.85 to $48.63	$13,680	1.31%	0.25% to 0.60%	26.73% to 27.17%
2015		218	$40.08 to $40.45	$37.75 to $38.24	$8,296	1.42%	0.25% to 0.60%	(5.80)% to (5.47)%
2014		167	$38.88 to $39.10	$40.08 to $40.45	$6,749	1.24%	0.25% to 0.60%	3.09% to 3.45%
2013		78	$27.04 to $27.11	$38.88 to $39.10	$3,036	1.38%	0.25% to 0.60%	26.94% to 44.26%

Franklin Income VIP Fund—Class 1 Sub-Account
2017		334	$26.75 to $27.61	$29.24 to $30.28	$9,986	4.28%	0.25% to 0.60%	9.29% to 9.67%
2016		285	$23.54 to $24.21	$26.75 to $27.61	$7,781	4.93%	0.25% to 0.60%	13.65% to 14.05%
2015		288	$25.42 to $26.05	$23.54 to $24.21	$6,892	4.45%	0.25% to 0.60%	(7.40)% to (7.07)%
2014		291	$24.37 to $24.89	$25.42 to $26.05	$7,513	5.04%	0.25% to 0.60%	4.29% to 4.66%
2013		305	$21.47 to $21.86	$24.37 to $24.89	$7,547	6.00%	0.25% to 0.60%	13.50% to 13.90%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2017		69	$29.89 to $30.85	$32.28 to $33.44	$2,291	2.40%	0.25% to 0.60%	7.99% to 8.36%
2016		75	$25.84 to $26.58	$29.89 to $30.85	$2,278	2.27%	0.25% to 0.60%	15.66% to 16.06%
2015		89	$27.28 to $27.96	$25.84 to $26.58	$2,350	3.38%	0.25% to 0.60%	(5.26)% to (4.93)%
2014		100	$25.56 to $26.11	$27.28 to $27.96	$2,784	2.06%	0.25% to 0.60%	6.74% to 7.11%
2013		95	$20.01 to $20.36	$25.56 to $26.11	$2,464	2.28%	0.25% to 0.60%	27.76% to 28.21%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2017		141	$37.91 to $39.13	$45.88 to $47.52	$6,625	0.00%	0.25% to 0.60%	21.02% to 21.44%
2016		148	$36.53 to $37.58	$37.91 to $39.13	$5,710	0.00%	0.25% to 0.60%	3.78% to 4.14%
2015		168	$37.67 to $38.61	$36.53 to $37.58	$6,238	0.00%	0.25% to 0.60%	(3.03)% to (2.69)%
2014		153	$35.16 to $35.92	$37.67 to $38.61	$5,864	0.00%	0.25% to 0.60%	7.13% to 7.51%
2013		94	$25.54 to $26.00	$35.16 to $35.92	$3,362	0.00%	0.25% to 0.60%	37.67% to 38.16%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2017		120	$64.62 to $66.70	$83.70 to $86.70	$10,337	0.00%	0.25% to 0.60%	29.54% to 29.99%
2016		92	$63.61 to $65.43	$64.62 to $66.70	$6,046	0.00%	0.25% to 0.60%	1.59% to 1.94%
2015		122	$57.02 to $58.45	$63.61 to $65.43	$7,900	0.00%	0.25% to 0.60%	11.55% to 11.94%
2014		93	$52.76 to $53.89	$57.02 to $58.45	$5,417	0.16%	0.25% to 0.60%	8.08% to 8.46%
2013		80	$40.45 to $41.17	$52.76 to $53.89	$4,297	0.69%	0.25% to 0.60%	30.44% to 30.90%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2017		28	$44.39 to $45.82	$57.85 to $59.93	$1,666	1.67%	0.25% to 0.60%	30.34% to 30.79%
2016		29	$47.73 to $49.10	$44.39 to $45.82	$1,324	4.74%	0.25% to 0.60%	(7.01)% to (6.68)%
2015		39	$52.53 to $53.85	$47.73 to $49.10	$1,915	0.57%	0.25% to 0.60%	(9.14)% to (8.82)%
2014		44	$59.97 to $61.26	$52.53 to $53.85	$2,344	2.94%	0.25% to 0.60%	(12.40)% to (12.09)%
2013		48	$52.66 to $53.60	$59.97 to $61.26	$2,905	2.82%	0.25% to 0.60%	13.88% to 14.28%

Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account
2017		281	$30.56 to $31.55	$34.62 to $35.86	$9,982	0.76%	0.25% to 0.60%	13.26% to 13.65%
2016		312	$25.83 to $26.57	$30.56 to $31.55	$9,747	1.05%	0.25% to 0.60%	18.32% to 18.73%
2015		312	$26.92 to $27.59	$25.83 to $26.57	$8,214	1.22%	0.25% to 0.60%	(4.04)% to (3.71)%
2014		335	$24.90 to $25.43	$26.92 to $27.59	$9,154	1.39%	0.25% to 0.60%	8.12% to 8.50%
2013		340	$19.86 to $20.22	$24.90 to $25.43	$8,593	1.25%	0.25% to 0.60%	25.34% to 25.78%

John Hancock Emerging Markets Value Trust Sub-Account
2017		756	$23.98 to $24.15	$31.63 to $31.97	$24,077	1.95%	0.25% to 0.60%	31.88% to 32.35%
2016		494	$20.43 to $20.51	$23.98 to $24.15	$11,890	2.58%	0.25% to 0.60%	17.38% to 17.79%
2015	(j)	248	$25.00	$20.43 to $20.51	$5,077	3.58%	0.25% to 0.60%	(20.48)% to (16.47)%

Matson Money Fixed Income VI Portfolio Sub-Account
2017		1,054	$24.74 to $24.98	$24.80 to $25.14	$26,361	0.95%	0.25% to 0.60%	0.26% to 0.61%
2016		888	$24.70 to $24.86	$24.74 to $24.98	$22,113	0.51%	0.25% to 0.60%	0.14% to 0.49%
2015		752	$24.92 to $24.99	$24.70 to $24.86	$18,638	0.00%	0.25% to 0.60%	(0.87)% to (0.52)%
2014	(p)	552	$25.00	$24.92 to $24.99	$13,781	1.00%	0.25% to 0.60%	(0.32)% to (0.03)%

Matson Money International Equity VI Portfolio Sub-Account
2017		513	$23.63 to $23.87	$29.87 to $30.28	$15,452	2.07%	0.25% to 0.60%	26.42% to 26.87%
2016		529	$22.07 to $22.22	$23.63 to $23.87	$12,575	2.10%	0.25% to 0.60%	7.06% to 7.44%
2015		472	$23.07 to $23.14	$22.07 to $22.22	$10,453	1.18%	0.25% to 0.60%	(4.32)% to (3.98)%
2014	(p)	344	$25.00	$23.07 to $23.14	$7,953	2.66%	0.25% to 0.60%	(8.76)% to (7.45)%

Matson Money U.S. Equity VI Portfolio Sub-Account
2017		614	$30.47 to $30.78	$34.33 to $34.80	$21,247	1.13%	0.25% to 0.60%	12.65% to 13.04%
2016		609	$25.42 to $25.59	$30.47 to $30.78	$18,667	0.82%	0.25% to 0.60%	19.86% to 20.28%
2015		561	$26.73 to $26.81	$25.42 to $25.59	$14,323	0.63%	0.25% to 0.60%	(4.87)% to (4.54)%
2014	(p)	426	$25.00	$26.73 to $26.81	$11,411	0.72%	0.25% to 0.60%	3.50% to 7.88%

B-64	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

							For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

MFS Global Equity Series—Initial Class Sub-Account
2017		182		$23.86 to $24.63	$29.42 to $30.48	$5,495	0.90%	0.25% to 0.60%	23.33% to 23.76%
2016		154		$22.36 to $23.00	$23.86 to $24.63	$3,740	0.99%	0.25% to 0.60%	6.71% to 7.08%
2015		137		$22.82 to $23.39	$22.36 to $23.00	$3,114	1.05%	0.25% to 0.60%	(2.00)% to (1.66)%
2014		147		$22.10 to $22.57	$22.82 to $23.39	$3,398	0.75%	0.25% to 0.60%	3.25% to 3.61%
2013		126		$17.39 to $17.70	$22.10 to $22.57	$2,826	0.92%	0.25% to 0.60%	27.05% to 27.49%

MFS Growth Series—Initial Class Sub-Account
2017		15		$45.24 to $46.70	$59.10 to $61.22	$910	0.10%	0.25% to 0.60%	30.62% to 31.08%
2016		17		$44.43 to $45.70	$45.24 to $46.70	$770	0.04%	0.25% to 0.60%	1.83% to 2.19%
2015		28		$41.56 to $42.60	$44.43 to $45.70	$1,265	0.16%	0.25% to 0.60%	6.92% to 7.29%
2014		29		$38.37 to $39.20	$41.56 to $42.60	$1,224	0.10%	0.25% to 0.60%	8.29% to 8.67%
2013		30		$28.21 to $28.71	$38.37 to $39.20	$1,154	0.96%	0.25% to 0.60%	36.03% to 36.51%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2017		229		$20.09 to $20.73	$25.64 to $26.56	$6,016	0.65%	0.25% to 0.60%	27.66% to 28.10%
2016		182		$19.05 to $19.59	$20.09 to $20.73	$3,721	0.59%	0.25% to 0.60%	5.44% to 5.81%
2015	(i)	182		$25.00	$19.05 to $19.59	$3,517	0.63%	0.25% to 0.60%	(1.85)% to (1.59)%

MFS Utilities Series—Initial Class Sub-Account
2017		51		$48.41 to $49.97	$55.26 to $57.24	$2,854	4.21%	0.25% to 0.60%	14.15% to 14.55%
2016		49		$43.69 to $44.94	$48.41 to $49.97	$2,440	3.75%	0.25% to 0.60%	10.81% to 11.19%
2015		50		$51.42 to $52.71	$43.69 to $44.94	$2,202	4.17%	0.25% to 0.60%	(15.03)% to (14.73)%
2014		53		$45.89 to $46.87	$51.42 to $52.71	$2,763	2.66%	0.25% to 0.60%	12.06% to 12.45%
2013		48		$38.30 to $38.99	$45.89 to $46.87	$2,229	4.06%	0.25% to 0.60%	19.80% to 20.22%

Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account
2017		56		$28.27 to $29.19	$31.86 to $33.00	$1,824	0.54%	0.25% to 0.60%	12.68% to 13.08%
2016		104		$22.33 to $22.97	$28.27 to $29.19	$3,006	0.88%	0.25% to 0.60%	26.61% to 27.05%
2015		56		$26.27 to $26.93	$22.33 to $22.97	$1,284	0.73%	0.25% to 0.60%	(12.33)% to (12.02)%
2014		80		$23.33 to $23.83	$26.27 to $26.93	$2,081	0.78%	0.25% to 0.60%	9.20% to 9.58%
2013		57		$17.90 to $18.22	$23.33 to $23.83	$1,357	1.18%	0.25% to 0.60%	36.23% to 36.71%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account
2017		1,194		$27.64 to $28.53	$32.07 to $33.22	$39,124	0.87%	0.25% to 0.60%	16.04% to 16.44%
2016		1,147		$23.94 to $24.62	$27.64 to $28.53	$32,295	0.72%	0.25% to 0.60%	15.47% to 15.88%
2015		885		$25.47 to $26.11	$23.94 to $24.62	$21,514	0.88%	0.25% to 0.60%	(8.88)% to (8.57)%
2014		607		$23.22 to $23.71	$25.47 to $26.11	$16,203	1.25%	0.25% to 0.60%	13.16% to 13.55%
2013		357		$17.04 to $17.35	$23.22 to $23.71	$8,404	1.41%	0.25% to 0.60%	30.35% to 30.81%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2017		232		$16.45 to $16.98	$18.60 to $19.26	$4,422	4.96%	0.25% to 0.60%	13.09% to 13.48%
2016		203		$14.63 to $15.05	$16.45 to $16.98	$3,402	2.84%	0.25% to 0.60%	12.40% to 12.80%
2015		200		$16.17 to $16.57	$14.63 to $15.05	$2,970	3.13%	0.24% to 0.60%	(9.50)% to (9.18)%
2014		291		$16.15 to $16.49	$16.17 to $16.57	$4,775	5.04%	0.25% to 0.60%	0.12% to 0.47%
2013		376		$16.18 to $16.46	$16.15 to $16.49	$6,168	4.19%	0.25% to 0.60%	(0.18)% to 0.17%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Sub-Account
2017		99		$17.23 to $17.43	$17.54 to $17.80	$1,754	11.29%	0.25% to 0.60%	1.79% to 2.14%
2016		81		$15.05 to $15.16	$17.23 to $17.43	$1,407	1.26%	0.25% to 0.60%	14.53% to 14.93%
2015		83		$20.34 to $20.42	$15.05 to $15.16	$1,257	4.16%	0.25% to 0.61%	(26.02)% to (25.76)%
2014		53		$25.06 to $25.07	$20.34 to $20.42	$1,072	0.51%	0.25% to 0.61%	(18.83)% to (18.55)%
2013	(l)	6		$24.74 to $24.95	$25.06 to $25.07	$145	0.00%	0.37% to 0.52%	0.47% to 1.30%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2017		999		$27.30 to $27.60	$29.86 to $30.30	$30,107	5.21%	0.25% to 0.60%	9.40% to 9.78%
2016		723		$24.19 to $24.38	$27.30 to $27.60	$19,862	5.42%	0.25% to 0.60%	12.84% to 13.23%
2015		542		$24.86 to $24.96	$24.19 to $24.38	$13,169	5.50%	0.25% to 0.60%	(2.68)% to (2.34)%
2014		229		$24.60	$24.86 to $24.96	$5,695	5.12%	0.25% to 0.60%	1.07% to 1.42%
2013	(m)	—	^	$24.43	$24.60	$—	2.43%	0.42%	0.71%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
2017	298	$17.15 to $17.70	$18.55 to $19.21	$5,673	2.19%	0.25% to 0.60%	8.14% to 8.52%
2016	274	$16.56 to $17.03	$17.15 to $17.70	$4,808	1.66%	0.25% to 0.60%	3.58% to 3.94%
2015	275	$17.33 to $17.77	$16.56 to $17.03	$4,643	1.98%	0.25% to 0.60%	(4.46)% to (4.13)%
2014	279	$17.02 to $17.39	$17.33 to $17.77	$4,923	2.64%	0.25% to 0.60%	1.81% to 2.16%
2013	271	$18.69 to $19.02	$17.02 to $17.39	$4,680	1.21%	0.25% to 0.60%	(8.89)% to (8.57)%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2017	5,337	$16.80 to $17.34	$17.33 to $17.96	$94,591	2.54%	0.25% to 0.60%	3.19% to 3.55%
2016	3,963	$16.04 to $16.50	$16.80 to $17.34	$67,871	2.44%	0.25% to 0.60%	4.73% to 5.09%
2015	3,240	$16.56 to $16.97	$16.04 to $16.50	$52,857	4.84%	0.25% to 0.60%	(3.14)% to (2.80)%
2014	2,549	$16.13 to $16.48	$16.56 to $16.97	$42,873	1.54%	0.25% to 0.60%	2.64% to 3.00%
2013	2,053	$17.85 to $18.17	$16.13 to $16.48	$33,580	1.98%	0.25% to 0.60%	(9.63)% to (9.31)%

PVC Equity Income Account—Class 1 Sub-Account
2017	2,059	$32.06 to $33.09	$38.58 to $39.96	$81,197	2.30%	0.25% to 0.60%	20.35% to 20.77%
2016	1,965	$27.87 to $28.67	$32.06 to $33.09	$64,213	2.79%	0.25% to 0.60%	15.03% to 15.43%
2015	1,714	$29.18 to $29.91	$27.87 to $28.67	$48,566	2.51%	0.25% to 0.60%	(4.50)% to (4.17)%
2014	1,394	$26.03 to $26.58	$29.18 to $29.91	$41,324	2.52%	0.25% to 0.60%	12.13% to 12.52%
2013	1,012	$20.57 to $20.94	$26.03 to $26.58	$26,699	3.22%	0.25% to 0.60%	26.54% to 26.98%

PVC MidCap Account—Class 1 Sub-Account
2017	152	$35.59 to $36.74	$44.41 to $46.00	$6,907	0.55%	0.25% to 0.60%	24.77% to 25.20%
2016	166	$32.44 to $33.37	$35.59 to $36.74	$6,047	0.42%	0.25% to 0.60%	9.71% to 10.09%
2015	176	$32.11 to $32.91	$32.44 to $33.37	$5,817	0.50%	0.25% to 0.60%	1.04% to 1.39%
2014	198	$28.59 to $29.20	$32.11 to $32.91	$6,471	0.51%	0.25% to 0.60%	12.31% to 12.70%
2013	223	$21.48 to $21.86	$28.59 to $29.20	$6,463	1.66%	0.25% to 0.60%	33.13% to 33.59%

Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II Sub-Account
2017	580	$26.38 to $27.23	$34.03 to $35.24	$20,194	0.00%	0.25% to 0.60%	28.97% to 29.42%
2016	619	$26.22 to $26.97	$26.38 to $27.23	$16,666	0.00%	0.25% to 0.60%	0.63% to 0.98%
2015	657	$24.91 to $25.54	$26.22 to $26.97	$17,514	0.00%	0.25% to 0.60%	5.23% to 5.60%
2014	620	$23.49 to $23.99	$24.91 to $25.54	$15,673	0.00%	0.25% to 0.60%	6.07% to 6.44%
2013	325	$18.27 to $18.60	$23.49 to $23.99	$7,744	0.00%	0.25% to 0.60%	28.58% to 29.03%

Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account
2017	43	$41.06 to $42.39	$40.60 to $42.06	$1,798	0.00%	0.25% to 0.60%	(1.13)% to (0.78)%
2016	50	$33.10 to $34.04	$41.06 to $42.39	$2,098	0.00%	0.25% to 0.60%	24.08% to 24.51%
2015	45	$46.79 to $47.97	$33.10 to $34.04	$1,513	0.00%	0.25% to 0.60%	(29.27)% to (29.03)%
2014	47	$58.69 to $59.95	$46.79 to $47.97	$2,230	0.00%	0.25% to 0.60%	(20.27)% to (19.99)%
2013	47	$53.80 to $54.76	$58.69 to $59.95	$2,785	0.00%	0.25% to 0.60%	9.10% to 9.48%

Prudential Series Fund-Value Portfolio—Class II Sub-Account
2017	144	$37.31 to $38.51	$43.20 to $44.75	$6,362	0.00%	0.25% to 0.60%	15.81% to 16.22%
2016	154	$33.82 to $34.79	$37.31 to $38.51	$5,851	0.00%	0.25% to 0.60%	10.29% to 10.68%
2015	248	$37.21 to $38.14	$33.82 to $34.79	$8,577	0.00%	0.25% to 0.60%	(9.09)% to (8.77)%
2014	246	$34.13 to $34.87	$37.21 to $38.14	$9,307	0.00%	0.25% to 0.60%	9.00% to 9.39%
2013	177	$25.91 to $26.37	$34.13 to $34.87	$6,125	0.00%	0.25% to 0.60%	31.74% to 32.20%

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2017	40	$19.11 to $19.72	$19.98 to $20.69	$823	0.26%	0.25% to 0.60%	4.56% to 4.92%
2016	103	$16.06 to $16.52	$19.11 to $19.72	$2,009	1.06%	0.25% to 0.60%	19.00% to 19.41%
2015	26	$18.45 to $18.91	$16.06 to $16.52	$421	0.00%	0.25% to 0.60%	(12.98)% to (12.68)%
2014	33	$19.25 to $19.66	$18.45 to $18.91	$616	0.00%	0.25% to 0.60%	(4.16)% to (3.82)%
2013	31	$16.01 to $16.29	$19.25 to $19.66	$603	0.40%	0.25% to 0.60%	20.26% to 20.68%

B-66	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2017		329	$18.95 to $19.56	$19.85 to $20.56	$6,691	0.95%	0.25% to 0.60%	4.75% to 5.11%
2016		344	$15.76 to $16.21	$18.95 to $19.56	$6,666	1.78%	0.25% to 0.60%	20.24% to 20.66%
2015		381	$17.98 to $18.43	$15.76 to $16.21	$6,116	0.73%	0.25% to 0.60%	(12.33)% to (12.02)%
2014		402	$17.52 to $17.89	$17.98 to $18.43	$7,341	0.13%	0.25% to 0.60%	2.62% to 2.98%
2013		387	$13.08 to $13.31	$17.52 to $17.89	$6,877	1.15%	0.25% to 0.60%	33.95% to 34.42%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2017		95	$25.14 to $25.32	$31.88 to $32.22	$3,038	0.00%	0.25% to 0.60%	26.82% to 27.27%
2016		68	$28.25 to $28.35	$25.14 to $25.32	$1,722	0.00%	0.24% to 0.60%	(11.02)% to (10.71)%
2015		129	$25.20 to $25.21	$28.25 to $28.35	$3,658	0.00%	0.12% to 0.56%	12.08% to 12.48%
2014	(q)	3	$24.99	$25.20 to $25.21	$77	0.00%	0.36%	0.84% to 1.07%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2017		1,638	$25.26 to $25.69	$25.37 to $25.89	$42,082	1.47%	0.25% to 0.60%	0.45% to 0.80%
2016		1,489	$25.07 to $25.41	$25.26 to $25.69	$37,993	1.36%	0.25% to 0.60%	0.76% to 1.11%
2015		1,235	$25.14 to $25.39	$25.07 to $25.41	$31,212	1.14%	0.25% to 0.60%	(0.29)% to 0.06%
2014		903	$25.13 to $25.29	$25.14 to $25.39	$22,828	1.24%	0.25% to 0.60%	0.04% to 0.39%
2013		613	$25.25 to $25.32	$25.13 to $25.29	$15,454	1.51%	0.25% to 0.60%	(0.47)% to (0.12)%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2017		1,033	$12.27 to $12.67	$17.16 to $17.77	$18,148	1.16%	0.25% to 0.60%	39.81% to 40.30%
2016		1,113	$10.48 to $10.78	$12.27 to $12.67	$13,935	1.09%	0.25% to 0.60%	17.09% to 17.50%
2015		1,125	$13.09 to $13.41	$10.48 to $10.78	$12,000	2.46%	0.25% to 0.60%	(19.91)% to (19.62)%
2014		926	$14.32 to $14.63	$13.09 to $13.41	$12,311	1.81%	0.25% to 0.60%	(8.64)% to (8.32)%
2013		634	$14.52 to $14.77	$14.32 to $14.63	$9,221	2.03%	0.25% to 0.60%	(1.33)% to (0.98)%

Vanguard VIF Capital Growth Portfolio Sub-Account
2017		277	$28.33 to $28.53	$36.28 to $36.67	$10,125	0.64%	0.25% to 0.60%	28.06% to 28.51%
2016		73	$25.71 to $25.81	$28.33 to $28.53	$2,086	1.04%	0.25% to 0.59%	10.18% to 20.44%
2015		16	$25.21	$25.71 to $25.81	$404	0.53%	0.15% to 0.56%	2.16% to 3.69%
2014	(s)	2	$25.57	$25.21	$46	0.00%	0.20% to 0.45%	(1.43)% to (0.81)%

Vanguard VIF Equity Index Portfolio Sub-Account
2017		2,056	$28.77 to $28.98	$34.79 to $35.17	$72,226	1.74%	0.25% to 0.60%	20.93% to 21.35%
2016		1,894	$25.89 to $25.98	$28.77 to $28.98	$54,854	0.80%	0.25% to 0.60%	11.14% to 11.53%
2015		306	$25.72	$25.89 to $25.98	$7,945	0.88%	0.25% to 0.60%	(0.01)% to 1.32%
2014	(t)	1	$26.00	$25.72	$19	0.00%	0.20% to 0.50%	(1.10)% to (1.04)%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2017		1,186	$27.57 to $27.77	$29.33 to $29.64	$35,021	4.23%	0.25% to 0.60%	6.37% to 6.74%
2016		752	$24.91 to $25.00	$27.57 to $27.77	$20,834	4.04%	0.25% to 0.60%	10.69% to 11.08%
2015	(u)	395	$25.00	$24.91 to $25.00	$9,866	0.58%	0.25% to 0.60%	(4.20)% to (2.00)%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2017		1,098	$28.00 to $28.21	$33.15 to $33.50	$36,655	1.02%	0.25% to 0.60%	18.37% to 18.78%
2016		666	$25.35 to $25.45	$28.00 to $28.21	$18,748	1.07%	0.25% to 0.60%	10.45% to 10.84%
2015		326	$25.88	$25.35 to $25.45	$8,283	0.42%	0.25% to 0.60%	(5.83)% to 1.24%
2014	(t)	4	$26.11	$25.88	$114	0.00%	0.20% to 0.37%	(0.89)%

Vanguard VIF REIT Index Portfolio Sub-Account
2017		615	$27.80 to $28.00	$28.96 to $29.27	$17,944	2.17%	0.25% to 0.60%	4.15% to 4.52%
2016		395	$25.81 to $25.91	$27.80 to $28.00	$11,041	1.94%	0.25% to 0.60%	7.71% to 8.09%
2015		173	$25.41	$25.81 to $25.91	$4,480	0.97%	0.25% to 0.60%	(6.59)% to 1.97%
2014	(r)	23	$25.39	$25.41	$582	0.00%	0.22% to 0.56%	(1.19)% to 0.06%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

							For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Small Co Growth Portfolio Sub-Account
2017		361		$28.83 to $29.04	$35.38 to $35.76	$12,857	0.45%	0.25% to 0.60%	22.73% to 23.16%
2016		309		$25.24 to $25.33	$28.83 to $29.04	$8,946	0.28%	0.25% to 0.60%	14.25% to 14.65%
2015		164		$26.11	$25.24 to $25.33	$4,161	0.06%	0.25% to 0.60%	(9.08)% to (1.07)%
2014	(t)	—	^	$26.03	$26.11	$1	0.00%	0.20%	0.33%

Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account
2017		3,213		$25.35 to $25.53	$26.07 to $26.35	$84,390	1.88%	0.25% to 0.60%	2.86% to 3.22%
2016		1,701		$24.88 to $24.98	$25.35 to $25.53	$43,317	1.80%	0.25% to 0.60%	1.86% to 2.22%
2015		820		$24.95	$24.88 to $24.98	$20,447	0.48%	0.23% to 0.59%	(0.27)% to 0.08%
2014	(s)	—	^	$24.93	$24.95	$5	0.00%	0.43%	0.07%

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2017		197		$37.54 to $38.43	$41.34 to $42.46	$8,281	3.77%	0.25% to 0.60%	10.11% to 10.49%
2016		201		$37.43 to $38.19	$37.54 to $38.43	$7,672	1.19%	0.25% to 0.60%	0.29% to 0.64%
2015		264		$38.20 to $38.83	$37.43 to $38.19	$10,021	3.23%	0.25% to 0.60%	(2.01)% to (1.67)%
2014		262		$33.69 to $34.13	$38.20 to $38.83	$10,118	1.20%	0.25% to 0.60%	13.38% to 13.78%
2013		136		$32.61 to $32.91	$33.69 to $34.13	$4,617	6.26%	0.25% to 0.60%	3.33% to 3.69%

Wanger International Sub-Account
2017		220		$50.87 to $52.50	$67.20 to $69.61	$15,153	1.20%	0.25% to 0.60%	32.12% to 32.58%
2016		211		$51.90 to $53.39	$50.87 to $52.50	$10,968	1.14%	0.25% to 0.60%	(2.00)% to (1.65)%
2015		241		$52.16 to $53.47	$51.90 to $53.39	$12,736	1.46%	0.25% to 0.60%	(0.50)% to (0.15)%
2014		237		$54.89 to $56.07	$52.16 to $53.47	$12,587	1.56%	0.25% to 0.60%	(4.98)% to (4.64)%
2013		169		$45.13 to $45.94	$54.89 to $56.07	$9,409	2.73%	0.25% to 0.60%	21.64% to 22.06%

Wanger Select Sub-Account
2017		43		$43.83 to $45.24	$55.18 to $57.16	$2,458	0.18%	0.25% to 0.60%	25.91% to 26.35%
2016		46		$38.89 to $40.01	$43.83 to $45.24	$2,043	0.18%	0.25% to 0.60%	12.68% to 13.08%
2015		46		$39.03 to $40.01	$38.89 to $40.01	$1,836	0.01%	0.25% to 0.60%	(0.35)% to 0.00%
2014		50		$38.07 to $38.89	$39.03 to $40.01	$2,001	0.00%	0.25% to 0.60%	2.52% to 2.88%
2013		51		$28.46 to $28.97	$38.07 to $38.89	$1,973	0.29%	0.25% to 0.60%	33.77% to 34.24%

Wanger USA Sub-Account
2017		16		$66.65 to $68.80	$79.23 to $82.07	$1,317	0.00%	0.25% to 0.60%	18.87% to 19.28%
2016		14		$58.98 to $60.67	$66.65 to $68.80	$959	0.00%	0.25% to 0.60%	13.01% to 13.40%
2015		13		$59.70 to $61.19	$58.98 to $60.67	$796	0.00%	0.25% to 0.60%	(1.20)% to (0.86)%
2014		12		$57.32 to $58.55	$59.70 to $61.19	$735	0.00%	0.25% to 0.60%	4.16% to 4.52%
2013		14		$43.11 to $43.88	$57.32 to $58.55	$805	0.18%	0.25% to 0.60%	23.85% to 33.42%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2017		853		$15.80 to $16.31	$17.07 to $17.68	$14,899	5.42%	0.25% to 0.60%	8.00% to 8.38%
2016		882		$13.75 to $14.15	$15.80 to $16.31	$14,223	5.36%	0.25% to 0.60%	14.92% to 15.32%
2015		1,199		$14.69 to $15.06	$13.75 to $14.15	$16,808	6.10%	0.25% to 0.60%	(6.40)% to (6.07)%
2014		1,102		$14.95 to $15.28	$14.69 to $15.06	$16,466	9.29%	0.25% to 0.60%	(1.74)% to (1.40)%
2013		528		$14.16 to $14.41	$14.95 to $15.28	$8,009	7.55%	0.25% to 0.60%	5.63% to 6.00%

(a)	Does not include expenses of underlying fund.
(b)	Not annualized for periods less than one year.
(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

B-68	Statement of Additional Information ∎ Single Premium Immediate Annuities

concluded

(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.
(i)	Sub-account commenced operations on March 27, 2015.
(j)	Sub-account commenced operations on January 21, 2015.
(k)	Sub-account commenced operations on November 26, 2013.
(l)	Sub-account commenced operations on November 20, 2013.
(m)	Sub-account commenced operations on December 9, 2013.
(n)	Sub-account commenced operations on January 3, 2014.
(o)	Sub-account commenced operations on February 19, 2014.
(p)	Sub-account commenced operations on February 20, 2014.
(q)	Sub-account commenced operations on December 17, 2014.
(r)	Sub-account commenced operations on December 19, 2014.
(s)	Sub-account commenced operations on December 22, 2014.
(t)	Sub-account commenced operations on December 23, 2014.
(u)	Sub-account commenced operations on January 16, 2015.
(v)	Sub-account commenced operations on July 11, 2017.
^	Amount represents less than 1,000 units.

Note 6—subsequent event

Effective January 18, 2018, Vanguard VIF REIT Index Portfolio has changed its name to Vanguard VIF Real Estate Index Portfolio.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-69

B-70	Statement of Additional Information ∎ Single Premium Immediate Annuities

Report of independent auditor

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory-basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2018

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-71

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2017	2016

ADMITTED ASSETS
Bonds	$7,240,086	$6,100,510
Preferred stocks	183	183
Common stocks	—	586
Cash, cash equivalents and short-term investments	102,646	28,131
Contract loans	27,016	23,857
Other long-term investments	5,124	10,144
Investment income due and accrued	63,092	55,011
Net deferred federal income tax asset	17,006	21,376
Reinsurance amounts receivable	28,176	15,713
Other assets	20,834	20,969
Separate account assets	5,052,500	5,605,991
Total admitted assets	$12,556,663	$11,882,471

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$6,996,890	$5,801,826
Asset valuation reserve	46,916	40,826
Interest maintenance reserve	13,796	2,491
Federal income tax payable to TIAA	2,287	2,378
Other amounts payable on reinsurance	18,347	15,667
Other liabilities	28,106	21,354
Separate account liabilities	5,038,780	5,588,255
Total liabilities	12,145,122	11,472,797

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	457,500	457,500
Surplus (deficit)	(48,459)	(50,326)
Total capital and surplus	411,541	409,674
Total liabilities, capital and surplus	$12,556,663	$11,882,471

B-72	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2017	2016	2015

REVENUES
Insurance and annuity premiums and other considerations	$736,413	$695,583	$716,392
Net investment income	240,395	209,258	181,541
Commissions and expense allowances on reinsurance ceded	24,169	26,492	28,376
Reserve adjustments on reinsurance ceded	32,733	33,400	51,598
Separate account fees and other revenues	25,936	24,821	24,860
Total revenues	$1,059,646	$989,554	$1,002,767

EXPENSES
Policy and contract benefits	$246,649	$227,194	$198,054
Increase in policy and contract reserves	327,489	348,093	366,031
Insurance expenses and taxes (excluding Federal income taxes)	129,053	141,101	146,613
Commissions on premiums	27,375	31,056	33,930
Interest on deposit-type contracts	49,155	37,274	30,105
Net transfers to separate accounts	241,681	189,656	259,745
Total expenses	$1,021,402	$974,374	$1,034,478

Income (loss) before federal income tax and net realized capital gains (losses)	38,244	15,180	(31,711)
Federal income tax expense	10,907	12,303	3,543
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	1,900	(325)	(4,539)
Net income (loss)	$29,237	$2,552	$(39,793)

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-73

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2014	$2,500	$357,500	$(5,425)	$354,575
Net income (loss)	—	—	(39,793)	(39,793)
Change in net unrealized capital gains (losses) on investments	—	—	290	290
Change in asset valuation reserve	—	—	(6,338)	(6,338)
Change in surplus in separate accounts	—	—	3,441	3,441
Change in liability for reinsurance in unauthorized companies	—	—	3,199	3,199
Change in net deferred income tax	—	—	16,437	16,437
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(15,462)	(15,462)
Deferred premium asset limitation	—	—	(1,929)	(1,929)
Other assets	—	—	(1,902)	(1,902)
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2015	$2,500	$407,500	$(47,482)	$362,518

Net income (loss)	—	—	2,552	2,552
Change in net unrealized capital gains (losses) on investments	—	—	(281)	(281)
Change in asset valuation reserve	—	—	(7,183)	(7,183)
Change in surplus in separate accounts	—	—	(1,601)	(1,601)
Change in liability for reinsurance in unauthorized companies	—	—	1,803	1,803
Change in net deferred income tax	—	—	3,910	3,910
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,003)	(1,003)
Deferred premium asset limitation	—	—	(1,635)	(1,635)
Other assets	—	—	594	594
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2016	$2,500	$457,500	$(50,326)	$409,674

Net income (loss)	—	—	29,237	29,237
Change in net unrealized capital gains (losses) on investments	—	—	(574)	(574)
Change in asset valuation reserve	—	—	(6,090)	(6,090)
Change in surplus in separate accounts	—	—	(4,094)	(4,094)
Change in liability for reinsurance in unauthorized companies	—	—	(10,828)	(10,828)
Change in net deferred income tax	—	—	(26,980)	(26,980)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	22,610	22,610
Deferred premium asset limitation	—	—	(1,137)	(1,137)
Other assets	—	—	(277)	(277)
Balance, December 31, 2017	$2,500	$457,500	$(48,459)	$411,541

B-74	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2017	2016	2015

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$736,564	$684,962	$708,531
Separate account fees and other revenues	49,060	57,547	44,258
Net investment income	231,848	200,408	176,308
Total Receipts	1,017,472	942,917	929,097
Policy and contract benefits	223,773	189,705	129,344
Commissions and expenses paid	156,463	172,618	179,665
Federal income tax expense	15,545	9,311	6,819
Net transfers to separate accounts	240,597	190,483	256,943
Total Disbursements	636,378	562,117	572,771
Net cash from operations	381,094	380,800	356,326

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	572,415	653,665	473,427
Stocks	346	—	26
Other invested assets	5,313	—	—
Net gains on cash, cash equivalents and short-term investments	—	42	5
Miscellaneous proceeds	161	—	—
Cost of investments acquired:
Bonds	1,694,574	1,508,360	979,161
Net increase in contract loans	3,159	5,174	2,606
Net losses on cash, cash equivalents and short-term investments	2	—	—
Miscellaneous applications	—	560	—
Net cash used in investments	(1,119,500)	(860,387)	(508,309)

CASH FROM FINANCING AND OTHER
Additional paid in capital	—	50,000	50,000
Net deposits on deposit-type contracts funds	816,788	294,277	175,461
Other cash provided (applied)	(3,867)	(2,590)	2,046
Net cash from financing and other	812,921	341,687	227,507
NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	74,515	(137,900)	75,524
CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	28,131	166,031	90,507

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$102,646	$28,131	$166,031

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-75

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For the Years Ended December 31,
(in thousands)	SSAP#	F/S Line	2017	2016	2015
Net income (loss), NAIC SAP			$30,771	$2,961	$(39,401)
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1,534)	(409)	(392)
Net income (loss), New York SAP			$29,237	$2,552	$(39,793)

Capital and surplus, NAIC SAP			$447,061	$438,851	$388,346
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Deferred premium asset limitation	61R	Other assets	(35,406)	(34,269)	(32,635)
Separate Account Assets	56	Separate account assets	13,365	17,446	23,627
Separate Account Liabilities	56	Separate account liabilities	(8,885)	(9,294)	(14,169)
Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	(4,594)	(3,060)	(2,651)
Capital and surplus, New York SAP			$411,541	$409,674	$362,518

The Company’s risk based capital as of December 31, 2017 and 2016 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

B-76	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-77

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

B-78	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent that they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2017	2016	Change
Net deferred tax assets	$25,978	$48,588	$(22,610)
Deferred premium assets	35,406	34,269	1,137
Other invested assets	1,202	1,190	12
Sundry receivables	434	169	265
Total	$63,020	$84,216	$(21,196)

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-79

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2017	2016	2015
Exchange/restructure/transfer of bond investments	$72,445	$176,336	$140,969
Capitalized interest on bonds	1,230	446	—
Total	$73,675	$176,782	$140,969

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017. The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions and (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

B-80	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

The Company’s state of domicile, New York, has not yet adopted PBR into law. When New York adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company is still evaluating the NAIC guidance and does not anticipate a material impact on surplus.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$291,063	$3,901	$(1,725)	$293,239
All other governments	76,767	288	(938)	76,117
States, territories & possessions	63,532	2,666	(307)	65,891
Political subdivisions of states, territories, & possessions	27,335	1,288	(125)	28,498
Special revenue & special assessment, non-guaranteed agencies & government	612,783	8,062	(9,429)	611,416
Industrial & miscellaneous	6,164,500	291,460	(24,237)	6,431,723
Credit tenant loans	4,106	86	—	4,192
Total	$7,240,086	$307,751	$(36,761)	$7,511,076

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$338,033	$6,014	$(2,580)	$341,467
All other governments	58,520	7	(1,203)	57,324
States, territories & possessions	59,643	1,816	(242)	61,217
Political subdivisions of states, territories, & possessions	17,053	99	(328)	16,824
Special revenue & special assessment, non-guaranteed agencies & government	407,167	8,082	(7,894)	407,355
Industrial & miscellaneous	5,215,131	166,351	(62,234)	5,319,248
Credit tenant loans	4,963	360	—	5,323
Total	$6,100,510	$182,729	$(74,481)	$6,208,758

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2017
All other bonds	$873,008	$(5,597)	$867,411	$652,824	$(17,830)	$634,994
Loaned-backed and structured bonds	308,803	(3,066)	305,737	359,804	(10,268)	349,536
Total	$1,181,811	$(8,663)	$1,173,148	$1,012,628	$(28,098)	$984,530

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
All other bonds	$1,723,181	$(47,610)	$1,675,571	$150,802	$(13,478)	$137,324
Loaned-backed and structured bonds	393,748	(11,461)	382,287	47,714	(1,932)	45,782
Total	$2,116,929	$(59,071)	$2,057,858	$198,516	$(15,410)	$183,106

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2017		December 31, 2016
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$345,288	$345,733	$264,951	$265,989
Due after one year through five years	1,508,645	1,531,702	1,465,162	1,492,458
Due after five years through ten years	2,138,288	2,173,283	1,725,867	1,735,739
Due after ten years	2,336,513	2,554,350	1,996,813	2,068,143
Subtotal	6,328,734	6,605,068	5,452,793	5,562,329
Residential mortgage-backed securities	469,269	463,860	347,725	346,643
Commercial mortgage-backed securities	137,712	137,852	86,531	86,727
Asset-backed securities	304,371	304,296	213,461	213,059
Subtotal	911,352	906,008	647,717	646,429
Total	$7,240,086	$7,511,076	$6,100,510	$6,208,758

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in thousands):

	2017		2016
NAIC 1 and 2	$7,189,686	99.3%	$6,013,265	98.6%
NAIC 3 through 6	50,400	0.7	87,245	1.4
Total	$7,240,086	100.0%	$6,100,510	100.0%

B-82	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2017	2016
Manufacturing	20.2%	20.7%
Finance and financial services	17.0	15.5
Public utilities	12.2	12.6
Oil and gas	6.8	7.2
Residential mortgage-backed securities	6.5	5.7
Transportation	6.3	7.2
Services	4.9	5.7
Real estate investment trusts	4.8	3.3
Asset-backed securities	4.2	3.5
Communications	3.5	4.2
U.S. governments	3.4	4.6
Revenue and special obligations	3.3	3.0
Retail and wholesale trade	3.0	2.9
Commercial mortgage-backed securities	1.9	1.4
All other governments	1.1	1.2
Mining	0.9	1.3
Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2017 and 2016, the Company did not recognize any OTTI on loan-backed or structured securities where it had the intent to sell, lacked the ability to retain the security for a period of time sufficient to recover the amortized cost basis, or where the present value of the cash flows expected to be collected was less than the amortized cost basis.

Note 4—subsidiary, controlled and affiliated entities

The Company has no investments in subsidiary, controlled or affiliated entities (“SCA”) that exceed 10% of its admitted assets.

At December 31, 2017 or 2016, respectively, the Company has the following as amounts due to parent, subsidiaries, and affiliates (in thousands):

	2017	2016
Amounts due to parent, subsidiaries, and affiliates	$12,307	$14,678

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Bonds	$244,244	$211,291	$183,389
Other long-term investments	388	666	641
Cash, cash equivalents and short-term investments	446	152	47
Contract loans	1,103	957	759
Total gross investment income	246,181	213,066	184,836
Investment expenses	(5,750)	(3,946)	(3,872)
Net investment income before amortization/(accretion) of IMR	240,431	209,120	180,964
Amortization/(accretion) of IMR	(36)	138	577
Net investment income	$240,395	$209,258	$181,541

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Bonds	$16,892	$2,061	$(8,112)
Stocks	346	—	26
Other long-term investments	478	—	—
Cash, cash equivalent and short-term investments	(1)	43	5
Total before capital gain (loss) tax and transfers to IMR	17,715	2,104	(8,081)
Transfers to IMR	(11,268)	(1,411)	5,270
Capital gain/loss tax benefit (expense)	(4,547)	(1,018)	(1,728)
Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$1,900	$(325)	$(4,539)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2017	2016	2015
Other-than-temporary impairments:
Bonds	$—	$2,839	$5,968

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2017	2016	2015
Proceeds from sales	$171,380	$155,787	$59,926
Gross gains on sales	$16,648	$4,022	$477
Gross losses on sales	$1,699	$3,296	$2,759

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

B-84	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2017 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$7,511,076	$7,240,086	$—	$7,509,683	$1,393
Preferred stock	3,778	183	3,778	—	—
Separate account assets	5,039,136	5,052,500	2,851,861	2,187,275	—
Contract loans	27,016	27,016	—	—	27,016
Cash, cash equivalent & short term investments	102,644	102,646	2,720	99,924	—
Total	$12,683,650	$12,422,431	$2,858,359	$9,796,882	$28,409

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$3,700,451	$3,700,451	$—	$—	$3,700,451
Separate account liabilities	5,038,780	5,038,780	—	—	5,038,780
Total	$8,739,231	$8,739,231	$—	$—	$8,739,231

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$6,208,758	$6,100,510	$—	$6,206,792	$1,966
Common stock	586	586	586	—	—
Preferred stock	3,406	183	3,406	—	—
Separate account assets	5,588,545	5,605,991	2,266,908	3,321,637	—
Contract loans	23,857	23,857	—	—	23,857
Cash, cash equivalent & short term investments	28,132	28,131	11,136	16,996	—
Total	$11,853,284	$11,759,258	$2,282,036	$9,545,425	$25,823

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$2,834,923	$2,834,923	$—	$—	$2,834,923
Separate account liabilities	5,588,255	5,588,255	—	—	5,588,255
Total	$8,423,178	$8,423,178	$—	$—	$8,423,178

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2017 and 2016. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks, preferred stocks, and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash, cash equivalents, and short term assets in Level 1 consist of currency denominated in US dollars.

Level 2 financial instruments

Bonds (long term, short term, and cash equivalents) included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2017
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate account assets	$2,841,311	$45,245	$—	$2,886,556
Total assets at fair value	$2,841,311	$45,245	$—	$2,886,556

Total liabilities at fair value	$—	$—	$—	$—

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock
Industrial and miscellaneous	$586	$—	$—	$586
Separate account assets	2,237,437	44,780	—	2,282,217
Total assets at fair value	$2,238,023	$44,780	$—	$2,282,803

Total liabilities at fair value	$—	$—	$—	$—

B-86	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

For assets and liabilities held at December 31, 2017 or 2016, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2017 and 2016, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (dollars in thousands):

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,237	$—	$—	$—	$8,237	$8,152	$85	$—	8,237	0.065%	0.066%

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,152	$—	$—	$—	$8,152	$8,154	$(2)	$—	$8,152	0.068%	0.069%

Note 8—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2017		2016
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1,216	$1,532	$1,501	$1,900
Ordinary renewal	19,137	52,702	17,799	49,792
Total	$20,353	$54,234	$19,300	$51,692

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 9—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2017, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, group life and group annuity.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”), Stable Value Separate Account-2 (“SVSA-2”) and Stable Value Separate Account-3 (“SVSA-3”) were established on May 14, 2012, May 21, 2012, and November 13, 2013, respectively, as non-unitized guaranteed separate accounts that support book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of these accounts are carried at amortized cost.

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

The contract backed by the SVSA-2 was terminated effective December 1, 2017. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed as of December 31, 2017.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life VLI-1	Variable life	Section 4240 of the New York Insurance Law
TC Life VLI-2	Variable life	Section 4240 of the New York Insurance Law
TC Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law
TC Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law
TC Life SVSA-1	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA-2	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2017		2016
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
TC Life VLI-1	$205,739	$—	$153,300	$—
TC Life VLI-2	138,701	—	100,744	—
TC Life VA-1	2,495,996	—	1,981,259	—
TC Life MVA-1	—	46,120	—	46,914
TC Life SVSA-1	1,250,285	—	1,231,182	—
TC Life SVSA-2	—	—	922,802	—
TC Life SVSA-3	915,659	—	1,169,790	—
Total	$5,006,380	$46,120	$5,559,077	$46,914

B-88	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2017 and 2016, the general account of the Company has a maximum guarantee for separate account liabilities of $967 thousand and $1,498 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$345	$—	$389,564	$389,909
Reserves
For accounts with assets at:
Fair value	$20,613	$16,235	$2,835,900	$2,872,748
Amortized cost	2,131,339	—	—	2,131,339
Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$19,513	$16,235	$—	$35,748
At fair value	2,131,339	—	2,835,900	4,967,239
Not subject to discretionary withdrawal	1,100	—	—	1,100
Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations, or deposits	$296	$—	$327,375	$327,671
Reserves
For accounts with assets at:
Fair value	$19,926	$17,444	$2,230,402	$2,267,772
Amortized cost	3,256,023	—	—	3,256,023
Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$19,476	$17,444	$—	$36,920
At fair value	3,256,023	—	2,230,402	5,486,425
Not subject to discretionary withdrawal	450	—	—	450
Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2015
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations, or deposits	$403,757	$—	$374,557	$778,314
Reserves
For accounts with assets at:
Fair value	$20,804	$17,613	$1,878,761	$1,917,178
Amortized cost	3,275,936	—	—	3,275,936
Total reserves	$3,296,740	$17,613	$1,878,761	$5,193,114

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$20,804	$17,613	$—	$38,417
At fair value	3,275,936	—	1,878,761	5,154,697
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$3,296,740	$17,613	$1,878,761	$5,193,114

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2017	2016	2015
Transfers as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$399,875	$332,216	$381,946
Transfers from separate accounts	(157,965)	(142,165)	(121,515)
Net transfers to separate accounts	241,910	190,051	260,431

Reconciling adjustments:
Fund transfer exchange gain (loss)	(229)	(395)	(686)
Transfers as reported in the Company’s Statements of Operations	$241,681	$189,656	$259,745

Note 10—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also reimburses TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Reimbursements made to TIAA for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Reimbursements to TIAA	$105,924	$113,703	$120,676

Teachers Advisors, LLC, an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, provides investment advisory services and other administrative services for one or more of the Company’s insurance separate accounts, including guaranteed investment contract (GIC) separate accounts, in accordance with an Investment Management Agreement.

Reimbursement made to Advisors for services for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Reimbursements to Advisors	$4,193	$4,603	$4,724

Teachers Personal Investors Services, Inc. (“TPIS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Reimbursement to TPIS and Services	$12,600	$16,556	$14,013

B-90	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Payments to TFI	$11,750	$9,247	$10,296

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 9, 2018. As of December 31, 2017, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

Note 11—federal income taxes

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2017 or December 31, 2016.

The components of net deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”) at December 31, are as follows (in thousands):

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross deferred tax assets	$46,805	$2,986	$49,791	$64,247	$7,021	$71,268	$(17,442)	$(4,035)	$(21,477)
b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted gross deferred tax assets (a–b)	46,805	2,986	49,791	64,247	7,021	71,268	(17,442)	(4,035)	(21,477)
d) Deferred tax assets non-admitted	22,997	2,981	25,978	42,378	6,210	48,588	(19,381)	(3,229)	(22,610)
e) Subtotal net admitted deferred tax asset (c-d)	23,808	5	23,813	21,869	811	22,680	1,939	(806)	1,133
f) Deferred tax liabilities	6,802	5	6,807	1,099	205	1,304	5,703	(200)	5,503
g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,006	$—	$17,006	$20,770	$606	$21,376	$(3,764)	$(606)	$(4,370)

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission calculation components SSAP No. 101 (in thousands)
a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$20,770	$606	$21,376	$(20,770)	$(606)	$(21,376)
b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	17,006	—	17,006	—	—	—	17,006	—	17,006
1. Adjusted gross DTA expected to be realized following the balance sheet date	17,006	—	17,006	—	—	—	17,006	—	17,006
2. Adjusted gross DTA allowed per limitation threshold	XX	XX	59,207	XX	XX	58,245	XX	XX	962
c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	6,802	5	6,807	1,099	205	1,304	5,703	(200)	5,503
d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$23,808	$5	$23,813	$21,869	$811	$22,680	$1,939	$(806)	$1,133

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2017	2016
(a) Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	750%	893%
(b) Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in thousands)	$394,535	$388,298

	12/31/2017		12/31/2016		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (dollars in thousands)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTA	$46,805	$2,986	$64,247	$7,021	$(17,442)	$(4,035)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTA	$23,808	$5	$21,869	$811	$1,939	$(806)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have deferred tax liabilities that are not recognized.

The Company does not use reinsurance in its tax-planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2017	12/31/2016	12/31/2015
Current income tax:
Federal income tax expense	$9,481	$12,302	$4,198
Foreign taxes	—	—	—
Subtotal	$9,481	$12,302	$4,198
Federal income taxes expense on net capital gains	4,547	1,019	649
Other	1,426	1	424
Federal and foreign income tax expense	$15,454	$13,322	$5,271

	12/31/2017	12/31/2016	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$8,875	$12,792	$(3,917)
Deferred acquisition costs	34,544	50,060	(15,516)
Unauthorized reinsurance	2,929	1,089	1,840
Receivables—non-admitted	91	59	32
Other (including items < 5% of total ordinary tax assets)	366	247	119
Subtotal	$46,805	$64,247	$(17,442)
Non-admitted	22,997	42,378	(19,381)
Admitted ordinary deferred tax assets	$23,808	$21,869	$1,939

Capital:
Investments	$2,986	$7,021	$(4,035)
Net capital loss carry-forward	—	—	—
Subtotal	$2,986	$7,021	$(4,035)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	2,981	6,210	(3,229)
Admitted capital deferred tax assets	5	811	(806)
Admitted deferred tax assets	$23,813	$22,680	$1,133

B-92	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	12/31/2017	12/31/2016	Change
Deferred tax liabilities:
Ordinary:
Investments	$—	$490	$(490)
Reserve transition adjustment	6,524	—	6,524
Tax reserve weakening	161	302	(141)
IHA tax accounting method change	89	247	(158)
Guarantee fund assessments	28	60	(32)
Capital:
Investments	5	205	(200)
Deferred tax liabilities	$6,807	$1,304	$5,503

Net admitted deferred tax assets/liabilities	$17,006	$21,376	$(4,370)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2017, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$19,585	35.00%
Dividends received deduction	(374)	(0.67)
SAGIC—ordinary income & capital gains	(2,227)	(3.97)
Amortization of interest maintenance reserve	13	0.02
Liability for unauthorized reinsurance	(3,790)	(6.77)
Prior year true-up	937	1.67
Change in unrealized gains/losses	(201)	(0.36)
Nonadmitted Assets	(97)	(0.17)
Rate change due to Tax Cuts and Job Act	28,656	51.21
Other	(68)	(0.12)
Total	$42,434	75.84%

Federal and foreign income tax incurred—Ordinary	$10,907	19.49%
Federal and foreign income tax incurred—Capital	4,547	8.13
Rate change due to Tax Cuts and Job Act	28,656	51.21
Change in net deferred income tax charge (benefit)	(1,676)	(2.99)
Total statutory income taxes	$42,434	75.84%

At December 31, 2017, the Company had no net operating loss carry forwards or capital loss carry forwards.

Due to the Tax Cuts and Jobs Act, carryback of NOLs generated after December 31, 2017 are disallowed. Therefore, ordinary income tax paid in years 2017 and prior may not be recouped in the event of future net losses.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2015	$—	$—	$—
2016	—	1,019	1,019
2017	—	4,546	4,546
Total	$—	$5,565	$5,565

There were no deposits reported as admitted assets under IRC Section 6603.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) TIAA Board of Overseers

2) ND Properties, Inc.

3) TCT Holdings, inc.

4) T-C Europe Holding, Inc.

5) Nuveen Holdings, Inc.*

6) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

7) Nuveen Investments Holdings, Inc.*

8) Nuveen Global Investments Holdings, LLC/ Nuveen Investments, Inc.*

9) Nuveen Securities, LLC*

10) Terra Land Company

11) T-C SP, Inc.

12) 730 Texas Forest Holdings, Inc.

13) JWL Properties, Inc.

14) T-Investment Properties Corp.

15) Teachers Personal Investors Services, Inc.

16) TIAA-CREF Trust Company, FSB

17) Westchester Group Investment Management, Inc.

18) Covariance Capital Management, Inc.

19) GreenWood Resources, Inc.

20) Westchester Group Asset Management, Inc.

21) Westchester Group Investment Management Holding Company, Inc.

22) Westchester Group Farm Management, Inc.

23) Westchester Group Real Estate, Inc.

24) Oleum Holding Company, Inc.

25) TIAA-CREF Tuition Financing, Inc.

26) MyVest Corporation

27) Nuveen Holdings 1, Inc.*

28) MyVest Advisors Corporation

29) EverBank Financial Corp.

30) EverInsurance, Inc.

31) AMC Holding, Inc.

32) EverBank Wealth Management, Inc.

33) Business Property Lending Inc.

34) Tygris Commercial Finance Group, Inc.

35) Elite Lender Services, Inc.

36) CustomerOne Financial Network, Inc.

37) EverBank Commercial Finance, Inc.

38) Tygris Asset Finance, Inc.

38) EverTrade Direct Brokerage, Inc.

40) Teachers Insurance and Annuity Association of America

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

B-94	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The Tax Cuts and Jobs Act (the “Act”) was signed into law by the President on December 22, 2017. The Act changes existing United States tax law and includes numerous provisions that will affect businesses. The Act reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, as well as, reform to the US international tax system.

The Company’s deferred tax assets and liabilities as of December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the deferred tax assets and liabilities will be settled or realized. The change in net deferred taxes due to the re-measurement of the deferred tax assets and liabilities is $28.7 million and impacts the 2017 effective tax rate by 51.21%. Furthermore, the Company has evaluated and considered the impacts of the Act to our assessment of the realizability of our deferred tax assets and have concluded that no change as of December 31, 2017 is necessary.

In February 2018 the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

The impact of the Act to DTA admissibility under SSAP 101 is currently under evaluation. Our net admitted DTA is computed based on reasonable estimates and guidance available as of the date of this filing.

In evaluating the impact of reform to the US international tax system, the Company has estimated that no material liability will be due for the transition tax provisions provided in the Act.

Any subsequent adjustment to these amounts will be recorded in the period when the information necessary to update the estimate becomes available.

The Company’s tax years 2010 through 2012 and 2014 through 2017 are open to examination by the IRS.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. The Company maintains additional reserves at the level of $4,000 thousand and $30,231 thousand for 2017 and 2016, respectively, based on asset adequacy and AG43 analysis. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (dollars in thousands):

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$35,748	$—	$35,748	0.4%
At fair value	—	2,131,339	2,496,877	4,628,216	47.6%
Total with market value adjustment or at fair value	$—	$2,167,087	$2,496,877	$4,663,964	48.0%
At book value without adjustment (minimal or no charge or adjustment)	4,882,212	—	—	4,882,212	50.3%
Not subject to discretionary withdrawal	164,391	1,100	—	165,491	1.7%
Total (gross)	$5,046,603	$2,168,187	$2,496,877	$9,711,667	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$5,046,603	$2,168,187	$2,496,877	$9,711,667

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$36,920	$—	$36,920	0.4%
At fair value	—	3,256,023	1,981,257	5,237,280	55.4%
Total with market value adjustment or at fair value	$—	$3,292,943	$1,981,257	$5,274,200	55.8%
At book value without adjustment (minimal or no charge or adjustment)	4,031,272	—	—	4,031,272	42.7%
Not subject to discretionary withdrawal	141,499	450	—	141,949	1.5%
Total (gross)	$4,172,771	$3,293,393	$1,981,257	$9,447,421	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$4,172,771	$3,293,393	$1,981,257	$9,447,421

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at base valuation assumptions.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2017 or 2016. The Company has $41,542,140 thousand and $38,707,215 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2017 and 2016, respectively. Premium deficiency reserves related to the above insurance total $16,313 thousand and $15,934 thousand at December 31, 2017 and 2016, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31,
	2017	2016	2015
Direct premiums	$857,163	$815,562	$842,146
Ceded premiums	(120,750)	(119,979)	(125,754)
Net premiums	$736,413	$695,583	$716,392

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2017	2016	2015
Reinsurance ceded:
Insurance and annuity premiums and other considerations	$120,750	$119,979	$125,754
Policy and contract benefits	49,284	30,724	22,708
Increase in policy and contract reserves	30,359	34,154	36,514
Reserves for life and health, annuities and deposit-type contracts	577,247	546,888	512,734

B-96	Statement of Additional Information ∎ Single Premium Immediate Annuities

concluded

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2017	2016
Change in net unrealized capital gains (losses)	$(574)	$(281)
Change in asset valuation reserve	(6,090)	(7,183)
Change in net deferred federal income tax	(26,980)	3,910
Change in non-admitted assets	21,196	(2,044)
Change in liability for reinsurance of unauthorized companies	(10,828)	1,803
Change in surplus of separate accounts	(4,094)	(1,601)
Surplus paid in	—	50,000

During 2017, there were no contributions from TIAA to the Company. During 2016, TIAA contributed $50,000 thousand in capital to the Company to support continued business growth.

As of December 31, 2017 and 2016, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains was $202 thousand and $775 thousand, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder.

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 16—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2018, the date the financial statements were available to be issued.

Effective January 1, 2018, the Company amended and restated its Investment Management Agreement with TIAA. Simultaneously, TIAA entered into new Investment Management Agreements with Teachers Advisors, LLC and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-97

B-98	Statement of Additional Information ∎ Single Premium Immediate Annuities

Report of independent auditor

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2017 and 2016, and the related statutory-basis statements of operations and changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on u.s. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2018

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-99

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2017	2016

ADMITTED ASSETS
Bonds	$184,895	$185,216
Preferred stocks	338	170
Common stocks	5,680	3,391
Mortgage loans	26,597	21,101
Real estate	2,078	2,230
Cash, cash equivalents and short-term investments	640	605
Contract loans	1,680	1,587
Derivatives	244	526
Securities lending collateral assets	706	649
Other long-term investments	30,165	27,512
Investment income due and accrued	1,794	1,787
Net deferred federal income tax asset	1,964	3,208
Other assets	770	703
Separate account assets	37,596	33,757
Total admitted assets	$295,147	$282,442

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$207,664	$201,447
Dividends due to policyholders	1,884	1,932
Interest maintenance reserve	2,136	1,706
Federal income taxes payable	17	22
Asset valuation reserve	5,388	4,167
Derivatives	470	62
Payable for collateral for securities loaned	706	649
Other liabilities	2,981	3,137
Separate account liabilities	37,565	33,737
Total liabilities	258,811	246,859

Capital and contingency reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	5,041	4,000
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	31,292	31,580
Total capital and contingency reserves	36,336	35,583
Total liabilities, capital and contingency reserves	$295,147	$282,442

B-100	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2017	2016	2015

REVENUES
Insurance and annuity premiums and other considerations	$16,644	$16,595	$13,659
Annuity dividend additions	1,503	1,970	1,574
Net investment income	11,875	11,907	11,335
Other revenue	371	325	289
Total revenues	$30,393	$30,797	$26,857

BENEFITS AND EXPENSES
Policy and contract benefits	$16,206	$14,385	$14,575
Dividends to policyholders	3,212	3,813	3,334
Increase in policy and contract reserves	6,115	7,461	3,922
Net operating expenses	2,123	1,620	1,643
Net transfers to separate accounts	1,123	1,851	1,725
Total benefits and expenses	$28,779	$29,130	$25,199

Income before federal income taxes and net realized capital gains (losses)	$1,614	$1,667	$1,658
Federal income tax expense (benefit)	(4)	16	(83)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(598)	(161)	(487)
Net income	$1,020	$1,490	$1,254

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-101

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total
Balance, December 31, 2014	$3	$4,000	$29,917	$33,920
Net income	—	—	1,254	1,254
Change in net unrealized capital gains on investments	—	—	(1,433)	(1,433)
Change in asset valuation reserve	—	—	1,110	1,110
Change in net deferred income tax	—	—	(160)	(160)
Change in post-retirement benefit liability	—	—	1	1
Change in non-admitted assets:
Deferred federal income tax asset	—	—	147	147
Other assets	—	—	(104)	(104)
Balance, December 31, 2015	$3	$4,000	$30,732	$34,735

Net income	—	—	1,490	1,490
Change in net unrealized capital losses on investments	—	—	(481)	(481)
Change in asset valuation reserve	—	—	(257)	(257)
Change in net deferred income tax	—	—	(272)	(272)
Change in post-retirement benefit liability	—	—	4	4
Change in non-admitted assets:
Deferred federal income tax asset	—	—	271	271
Other assets	—	—	93	93
Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

Net income	—	—	1,020	1,020
Change in net unrealized capital losses on investments	—	—	1,070	1,070
Change in asset valuation reserve	—	—	(1,221)	(1,221)
Change in net deferred income tax	—	—	(4,554)	(4,554)
Change in post-retirement benefit liability	—	—	(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,310	3,310
Other assets	—	—	92	92
Change in surplus notes	—	1,041	—	1,041
Balance, December 31, 2017	$3	$5,041	$31,292	$36,336

B-102	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2017	2016	2015

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$16,650	$16,599	$13,666
Net investment income	11,301	11,324	10,776
Miscellaneous income	361	317	281
Total receipts	28,312	28,240	24,723
Policy and contract benefits	16,128	14,449	14,211
Operating expenses	1,729	1,560	1,756
Dividends paid to policyholders	1,756	1,819	1,794
Federal income tax expense (benefit)	(16)	15	(108)
Net transfers to separate accounts	1,127	1,814	1,726
Total disbursements	20,724	19,657	19,379
Net cash from operations	7,588	8,583	5,344

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	27,267	25,064	22,145
Stocks	1,298	529	819
Mortgage loans and real estate	1,464	2,342	2,419
Other invested assets	2,213	2,314	2,624
Miscellaneous proceeds	52	622	333
Cost of investments acquired:
Bonds	25,622	28,844	23,440
Stocks	3,489	1,005	1,167
Mortgage loans and real estate	6,684	4,593	6,145
Other invested assets	3,923	4,457	4,047
Miscellaneous applications	1,076	191	254
Net cash used in investments	(8,500)	(8,219)	(6,713)

CASH FROM FINANCING AND OTHER
Proceeds from issuance of surplus notes	1,994	—	—
Extinguishment of surplus notes	(950)	—	—
Premium paid on extinguishment of surplus notes	(373)	—	—
Net deposits on deposit-type contracts funds	24	(7)	20
Other cash provided (applied)	252	(285)	340
Net cash from (used in) financing and other	947	(292)	360
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	35	72	(1,009)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	605	533	1,542

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$640	$605	$533

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2017	2016	2015
Net income, NAIC SAP			$1,021	$1,491	$1,254
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	(1)	—
Net income, New York SAP			$1,020	$1,490	$1,254

Capital and Contingency Reserves, NAIC SAP			$36,358	$35,604	$34,755
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for:
Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	(22)	(21)	(20)
Capital and contingency reserves, New York SAP			$36,336	$35,583	$34,735

The Company’s risk based capital as of December 31, 2017 and 2016 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other

B-104	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-105

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange Traded Funds identified in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as qualifying for bond treatment are stated at fair value.

Pursuant to the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017, the Company holds Securities Valuations Office (“SVO”) identified bond exchange traded funds (“ETFs”). These ETFs are reported at fair value, and the Company has not elected systematic value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as

B-106	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity, generally measured at fair value, as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, or asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures or options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a Replication (Synthetic Asset) Transaction (“RSAT”) is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet and carried at amortized cost. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-107

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non- admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2017	2016	Change
Net deferred federal income tax asset	$3,720	$7,030	$(3,310)
Furniture and electronic data processing equipment	532	583	(51)
Other long-term investments	126	141	(15)
Receivable from parent, subsidiaries and affiliates	27	28	(1)
Other	202	227	(25)
Total	$4,607	$8,009	$(3,402)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2017	2016
EDP equipment and computer software	$1,424	$1,588
Furniture and equipment and leasehold improvements	$102	$462

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

B-108	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in December of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2017	2016	2015
Exchange/transfer/conversion/distribution of invested assets	$5,003	$2,753	$4,302
Capitalized interest	351	310	308
Total	$5,354	$3,063	$4,610

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-109

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017. The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions and (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

The Company’s state of domicile, New York, has not yet adopted PBR into law. When New York adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company is still evaluating the NAIC guidance and does not anticipate a material impact on surplus.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017. These modifications remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments, commonly referred to as SVO-Identified bond ETFs. The specific guidance for SVO-identified instruments includes a requirement for these instruments to be reported at fair value (using net asset value (“NAV”) as a practical expedient), unless the investment qualifies for, and the reporting entity elects, use of a documented systematic value approach in accordance with the guidance. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. These modifications did not have a significant impact on the Company’s financial statements.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$32,407	$3,330	$(42)	$35,695
All other governments	5,071	473	(15)	5,529
States, territories and possessions	632	73	(1)	704
Political subdivisions of states, territories, and possessions	1,058	90	(10)	1,138
Special revenue and special assessment, non-guaranteed agencies and government	18,353	1,124	(63)	19,414
Credit tenant loans	9,324	792	(26)	10,090
Industrial and miscellaneous	116,877	7,697	(432)	124,142
Hybrids	343	73	(6)	410
Parent, subsidiaries and affiliates	830	—	(4)	826
Total	$184,895	$13,652	$(599)	$197,948

B-110	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$36,814	$3,107	$(79)	$39,842
All other governments	4,890	388	(59)	5,219
States, territories and possessions	715	70	(11)	774
Political subdivisions of states, territories, and possessions	816	35	(30)	821
Special revenue and special assessment, non-guaranteed agencies and government	16,612	1,034	(157)	17,489
Credit tenant loans	8,215	637	(71)	8,781
Industrial and miscellaneous	115,929	6,187	(1,359)	120,757
Hybrids	432	57	(17)	472
Parent, subsidiaries and affiliates	793	—	(7)	786
Total	$185,216	$11,515	$(1,790)	$194,941

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2017
Loan-backed and structured bonds	$4,983	$(42)	$4,941	$6,388	$(193)	$6,195
All other bonds	7,234	(111)	7,123	8,123	(278)	7,845
Total bonds	$12,217	$(153)	$12,064	$14,511	$(471)	$14,040
Unaffiliated common stocks	121	(4)	117	31	(8)	23
Total bonds and stocks	$12,338	$(157)	$12,181	$14,542	$(479)	$14,063

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
Loan-backed and structured bonds	$11,144	$(333)	$10,811	$2,457	$(137)	$2,320
All other bonds	28,164	(970)	27,194	4,182	(370)	3,812
Total bonds	$39,308	$(1,303)	$38,005	$6,639	$(507)	$6,132
Unaffiliated common stocks	177	(7)	170	118	(21)	97
Total bonds and stocks	$39,485	$(1,310)	$38,175	$6,757	$(528)	$6,229

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-111

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2017		December 31, 2016
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$2,929	$2,985	$2,741	$2,788
Due after one year through five years	24,316	25,260	21,217	22,309
Due after five years through ten years	39,020	40,492	42,787	43,657
Due after ten years	58,479	65,571	54,802	58,970
Subtotal	124,744	134,308	121,547	127,724
Residential mortgage-backed securities	31,760	33,980	35,063	37,514
Commercial mortgage-backed securities	10,358	10,503	10,685	10,857
Asset-backed securities	17,994	19,118	17,324	18,258
Exchange-traded funds	39	39	597	588
Subtotal	60,151	63,640	63,669	67,217
Total	$184,895	$197,948	$185,216	$194,941

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2017	2016
Residential mortgage-backed securities	17.2%	18.9%
Manufacturing	11.5	11.4
Public utilities	10.2	9.8
Asset-backed securities	9.7	9.4
U.S. governments	8.1	8.6
Other	7.9	7.5
Services	7.3	6.6
Finance and financial services	6.9	6.6
Revenue and special obligations	5.8	4.8
Commercial mortgage-backed securities	5.6	5.8
Oil and gas	4.4	5.0
Communications	2.7	3.0
All other governments	2.7	2.6
Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in millions):

	2017		2016
NAIC 1 and 2	$167,373	90.5%	$168,741	91.1%
NAIC 3 through 6	17,522	9.5	16,475	8.9
Total	$184,895	100.0%	$185,216	100.0%

B-112	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Sub-prime exposure: The following table presents the carrying value of the sub-prime residential mortgage-backed securities by investment grade as of December 31, (dollars in millions):

	2017		2016
NAIC 1 and 2	$1,431	98.7%	$1,918	98.3%
NAIC 3 through 6	19	1.3%	34	1.7%
Total	$1,450	100.0%	$1,952	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2017 and 2016, the Company recognized OTTI on loan-backed and structured securities of $8 million and $21 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2017	2016
Carrying amount of bonds and stocks denominated in foreign currency	$3,160	$2,542
Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$830	$793

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2017	2016
Commercial loans	$22,806	$18,003
Mezzanine loans	2,563	1,741
Residential loans	1,228	1,357
Total	$26,597	$21,101

The maximum and minimum lending rates for mortgage loans originated or purchased during 2017 and 2016 are as follows:

	2017		2016
Loan Type	Maximum	Minimum	Maximum	Minimum
Commercial loans	6.11%	2.90%	6.00%	3.03%
Mezzanine loans	9.16%	4.69%	6.26%	5.85%
Residential loans	4.15%	3.55%	4.63%	3.10%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2017 and 2016 are as follows:

	Maximum LTV
Loan Type	2017	2016
Commercial loans	79.9%	69.7%
Mezzanine loans	75.5%	76.2%
Residential loans	74.9%	80.0%

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2017 and 2016 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of commercial mortgage loans at December 31, are as follows (dollars in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios
2017	> 70%	< 70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$2,175	$21,547	$23,722	93.1%
Less than 1.20x	483	1,161	1,644	6.5%
Construction	92	—	92	0.4%
Total	$2,750	$22,708	$25,458	100.0%

	Recorded Investment—Commercial
	Loan-to-value Ratios
2016	> 70%	< 70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$2,284	$15,795	$18,079	91.3%
Less than 1.20x	699	961	1,660	8.4%
Construction	67	—	67	0.3%
Total	$3,050	$16,756	$19,806	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2017
Recorded investment
Current	$—	$—	$1,227	$—	$22,884	$2,574	$26,685
30–59 days past due	$—	$—	$4	$—	$—	$—	$4
60–89 days past due	$—	$—	$—	$—	$—	$—	$—
90–179 days past due	$—	$—	$1	$—	$—	$—	$1
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$4,235	$2,516	$6,751
2016
Recorded investment
Current	$—	$—	$1,359	$—	$18,058	$1,748	$21,165
30–59 days past due	$—	$—	$1	$—	$—	$—	$1
60–89 days past due	$—	$—	$—	$—	$—	$—	$—
90–179 days past due	$—	$—	$—	$—	$—	$—	$—
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$3,858	$1,704	$5,562

B-114	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2017	2016
	% of Total	% of Total
Office buildings	32.4%	32.3%
Shopping centers	28.9	28.1
Apartments	15.6	13.8
Industrial buildings	13.1	13.6
Other—commercial	5.4	5.8
Residential	4.6	6.4
Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2017		2016
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential
South Atlantic	25.1%	16.0%	26.5%	16.1%
Pacific	17.4	44.4	17.0	44.3
South Central	14.6	6.8	16.8	6.9
Middle Atlantic	15.8	14.4	16.3	14.1
North Central	8.8	3.2	11.2	3.1
New England	8.4	5.5	6.7	5.7
Other	9.9	9.7	5.5	9.8
Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV.

South Central states are AL, AR, KY, LA, MS, OK, TN and TX.

Middle Atlantic states are PA, NJ and NY.

Pacific states are AK, CA, HI, OR and WA.

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI.

New England states are CT, MA, ME, NH, RI and VT.

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2017	2016
	Carrying Value	Carrying Value
Due in one year or less	$571	$412
Due after one year through five years	5,666	3,177
Due after five years through ten years	14,749	12,425
Due after ten years	5,611	5,087
Total	$26,597	$21,101

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There are no mortgage loans with interest more than 180 days past due at December 31, 2017 or 2016.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage loans of $43 million at December 31, 2016, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates. There were no mortgage loans due from related parties as of December 31, 2017.

Note 5—real estate

At December 31, 2017 and 2016, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $5 million of third party mortgage encumbrances as of December 31, 2017, and none for December 31, 2016.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2017	2016
	% of Total	% of Total
Industrial buildings	39.2%	38.3%
Office buildings	28.5	27.2
Apartments	19.7	18.8
Retail	7.1	6.8
Mixed-use projects	4.2	7.7
Land under development	1.3	1.2
Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2017	2016
	% of Total	% of Total
Pacific	63.0%	60.9%
South Atlantic	25.7	24.5
Middle Atlantic	8.4	7.9
South Central	2.1	2.1
North Central	0.8	4.6
Total	100.0%	100.0%

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in subsidiary, controlled and affiliated (SCA) entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2017	2016
Net carrying value of the SCA entities
Reported as common stock	$4,665	$2,080
Reported as other long-term investments	22,777	20,666
Total net carrying value	$27,442	$22,746

On June 9, 2017, the Company acquired EverBank Financial Corp (“EFC”), inclusive of its wholly-owned subsidiary EverBank, for $2,648 million. EverBank and TIAA-CREF Trust Company, FSB were subsequently combined under the legal name TIAA, FSB (the “Bank”) and will be held by the Company’s wholly-owned holding company TIAA FSB Holdings, Inc (“Holdings”).

Other than as disclosed above, for the years ended December 31, 2017, 2016 and 2015, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

B-116	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

As of December 31, 2017 and 2016, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31, 2017 (in millions):

2017
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
TIAA FSB Holdings, Inc.		100%	$3,331	$3,331	$—

2017
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
TIAA FSB Holdings, Inc.	Sub-1	8/24/2017	N/A	Y	N/A

The Company held bonds of affiliates at December 31, 2017 and 2016 of $848 million and $929 million, respectively.

As of December 31, 2017 and 2016, the net amount due to SCA entities was $442 million and $255 million, respectively. The net amounts are generally settled on a daily basis with the exception of several investment and operating SCA entities which settle on a monthly basis. During 2017, the Company created a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $469 million as of December 31, 2017.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The Company’s carrying value in downstream non-insurance holding companies is $6,589 million and $10,115 million as of December 31, 2017 and 2016, respectively. Significant holdings as of December 31, are as follows (in millions):

	2017	2016
Subsidiary	Carrying Value	Carrying Value
TIAA Global Ag Holdco LLC	$979	$916
TIAA Super Regional Mall Member Sub LLC	824	782
TIAA Infrastructure Investments, LLC	658	289
Occator Agricultural Properties, LLC	493	441
TIAA Oil and Gas Investments, LLC	448	645
T-C Europe, LP	445	369
T-C Lux Fund Holdings LLC	358	189
TIAA-Stonepeak Investments I, LLC	312	268
T-C HV Member LLC	252	258
730 Power Development, LLC	251	102
Infra Alpha LLC	198	312
T-C Waterford Blue Lagoon LLC	197	202
T-C MV Member LLC	175	—
TIAA GTR Holdco LLC	142	75
Other	857	635
Nuveen, LLC *	—	4,632
Total	$6,589	$10,115

*	Nuveen, LLC (“Nuveen”) was formerly known as TIAA Global Asset Management, LLC. The 2017 financial statements will be audited at the holding company level, and therefore is no longer valued by the Company utilizing the look through approach defined in SSAP97.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 7—other long-term investments

The components of the Company’s carrying value in other long term investments are (in millions):

	2017	2016
Affiliated other invested assets	$22,777	$20,666
Unaffiliated other invested assets	7,007	6,780
Other long-term assets	381	66
Total other long-term investments	$30,165	$27,512

As of December 31, 2017 and 2016, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2017	2016
Real Estate	$5,897	$5,258
Operating subsidiaries and affiliates	5,213	4,762
Securities	5,053	4,367
Agriculture and timber	4,399	4,458
Energy and infrastructure	2,215	1,821
Total affiliated other invested assets	$22,777	$20,666

Of the $5,213 million and $4,762 million of operating subsidiaries and affiliates as of December 31, 2017 and 2016, $5,064 million and $4,632 million were attributed to Nuveen, respectively.

As of December 31, 2017 and 2016, unaffiliated other invested assets consist primarily of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2017	2016	2015
OTTI	$454	$384	$296

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2017	2016
Other long-term investments denominated in foreign currency	$1,678	$1,765

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2017, is shown below by asset category (in millions):

	2018	In later years	Total Commitments
Bonds	$429	$82	$511
Stocks	96	60	156
Mortgage loans	413	—	413
Other long-term investments	2,067	3,576	5,643
Total	$3,005	$3,718	$6,723

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

B-118	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2017	2016	2015
Bonds	$8,709	$8,879	$8,823
Stocks	43	146	76
Mortgage loans	1,055	937	846
Real estate	237	222	236
Derivatives	109	57	17
Other long-term investments	2,242	2,239	1,753
Cash, cash equivalents and short-term investments	9	6	3
Total gross investment income	12,404	12,486	11,754
Less investment expenses	(723)	(725)	(685)
Net investment income before amortization of IMR	11,681	11,761	11,069
Plus amortization of IMR	194	146	266
Net investment income	$11,875	$11,907	$11,335

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2017	2016	2015
Bonds	$632	$(204)	$(380)
Stocks	(116)	16	(85)
Mortgage loans	(8)	(17)	14
Real estate	67	226	83
Derivatives	(131)	125	324
Other long-term investments	(470)	(358)	(320)
Cash, cash equivalents and short-term investments	51	(23)	(36)
Total before capital gains taxes and transfers to IMR	25	(235)	(400)
Transfers to IMR	(623)	74	(87)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(598)	$(161)	$(487)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2017	2016	2015
Other-than-temporary impairments:
Bonds	$66	$90	$274
Stocks	311	46	284
Mortgage Loans	—	2	—
Other long-term investments	454	384	296
Total	$831	$522	$854

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2017	2016	2015
Proceeds from sales	$13,664	$10,436	$6,249
Gross gains on sales	$745	$243	$120
Gross losses on sales	$122	$321	$58

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2017 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$197,948	$184,895	$39	$193,053	$4,856
Common stock	1,015	1,015	812	—	203
Preferred stock	406	338	43	19	344
Mortgage loans	26,742	26,597	—	—	26,742
Derivatives	291	244	—	153	138
Contract loans	1,680	1,680	—	—	1,680
Separate account assets	37,599	37,596	12,716	4,845	20,038
Cash, cash equivalents & short term investments	641	640	280	361	—
Total	$266,322	$253,005	$13,890	$198,431	$54,001

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,062	$1,062	$—	$—	$1,062
Separate account liabilities	37,565	37,565	—	—	37,565
Derivatives	482	470	—	482	—
Total	$39,109	$39,097	$—	$482	$38,627

B-120	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$194,941	$185,216	$588	$190,710	$3,643
Common stock	1,311	1,311	788	—	523
Preferred stock	217	170	31	18	168
Mortgage loans	21,320	21,101	—	—	21,320
Derivatives	552	526	—	516	36
Contract loans	1,587	1,587	—	—	1,587
Separate account assets	33,756	33,757	9,623	4,665	19,468
Cash, cash equivalents & short term investments	605	605	432	35	138
Total	$254,289	$244,273	$11,462	$195,944	$46,883

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,010	$1,010	$—	$—	$1,010
Separate account liabilities	33,737	33,737	—	—	33,737
Derivatives	77	62	—	77	—
Total	$34,824	$34,809	$—	$77	$34,747

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2017 and 2016. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash, cash equivalents and short term investments include currency denominated in US Dollars.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2017
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
U.S. Government	$—	$872	$—	$872
Industrial and miscellaneous	39	79	65	183
Total bonds	$39	$951	$65	$1,055
Common stock
Industrial and miscellaneous	$812	$—	$203	$1,015
Total common stocks	$812	$—	$203	$1,015
Derivatives
Interest rate contracts	$—	$3	$—	$3
Foreign exchange contracts	—	125	—	125
Total derivatives	$—	$128	$—	$128
Separate accounts assets	$12,706	$3,887	$20,038	$36,631
Total assets at fair value	$13,557	$4,966	$20,306	$38,829

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$414	$—	$414
Commodity forwards	—	18	—	18
Credit default swaps	—	14	—	14
Total liabilities at fair value	$—	$446	$—	$446

B-122	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$130	$28	$158
Total bonds	$—	$130	$28	$158
Common stock
Industrial and miscellaneous	$788	$—	$523	$1,311
Total common stocks	$788	$—	$523	$1,311
Derivatives
Interest rate contracts	$—	$4	$—	$4
Foreign exchange contracts	—	453	—	453
Total derivatives	$—	$457	$—	$457
Separate accounts assets	$9,601	$4,054	$19,468	$33,123
Total assets at fair value	$10,389	$4,641	$20,019	$35,049

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$37	$—	$37
Credit default swaps	—	11	—	11
Total liabilities at fair value	$—	$48	$—	$48

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2017 and 2016 the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2017 (in millions):

	Beginning Balance at 1/1/2017	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2017
Bonds	$28	$68	[a]	$(35)[b]	$(6)	$11	$—	$—	$(1)	65
Common stock	523	—		(22)[c]	85	(54)	414	(739)	(4)	203
Separate account assets	19,468	—		—	(10)	327	1,087	(570)	(264)	20,038
Total	$20,019	$68		$(57)	$69	$284	$1,501	$(1,309)	$(269)	$20,306

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.
[b]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[c]	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2016 (in millions):

	Beginning Balance at 1/1/2016	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2016
Bonds	$33	$29	[a]	$(36)[c]	$—	$4	$—	$—	$(2)	$28
Common stock	502	4	[b]	—	(2)	18	135	(123)	(11)	523
Preferred stock	9	—		(10)[d]	—	1	—	—	—	—
Separate account assets	17,321	—		—	(2)	572	1,708	(217)	86	19,468
Total	$17,865	$33		$(46)	$(4)	$595	$1,843	$(340)	$73	$20,019

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.

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Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

[b]	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
[c]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[d]	The Company transferred preferred stocks out of Level 3 that were no longer measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative Information Regarding Level 3 Fair Value Measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2017 (dollars in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed maturity securities:
RMBS	$5	Discounted cash Flow	Discount rate	5.5%–8.5%	7.4%
		Market comparable	Credit analysis/market comparable	$92.50	$92.50
CMBS	$1	Market comparable	Credit analysis/market comparable	$27.23	$27.23
ABS	$34	Discounted cash Flow	Discount rate	8.7%	8.7%
		Market Comparable	Discount rate	1.7%	1.7%
Corporate and other bonds	$25	Discounted cash flow	Discount rate	14.2%	14.2%
		Market comparable	Credit analysis/market comparable	$7.15	$7.15
Equity securities:
Common stock[1]	$203	Market comparable	EBITDA multiple	9.0x–14.0x	12.1x
		Equity method	Book value multiple	1.0x	1.0x
		Market comparable	Credit analysis/market comparable	$1.00–$1000.00	$508.31

[1]	Included in Level 3 Common Stock is the Company’s holdings in FHLB of NY’s stock as described in Note 20—FHLBNY Membership and Borrowings. As prescribed in the FHLB of NY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLB of NY stock, these securities have been classified as Level 3.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate account assets:	$21,977
Real estate properties and real estate joint ventures
Office properties		Income approach—discounted cash flow	Discount rate	5.5%–8.0%	6.5%
			Terminal capitalization rate	4.5%–7.0%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–7.0%	4.8%
Industrial properties		Income approach—discounted cash flow	Discount rate	5.5%–8.9%	6.8%
			Terminal capitalization rate	4.5%–8.3%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.5%	5.0%
Residential properties		Income approach—discounted cash flow	Discount rate	5.0%–8.0%	6.1%
			Terminal capitalization rate	3.5%–6.5%	4.8%
		Income approach—direct capitalization	Overall capitalization rate	3.3%–6.0%	4.3%
Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–10.5%	6.4%
			Terminal capitalization rate	4.3%–8.8%	5.2%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–8.8%	4.7%

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continued

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage loans payable	$(2,238)
Office and industrial properties		Discounted cash flow	Loan to value ratio	37.7%–69.5%	45.6%
			Equivalency rate	3.7%–5.2%	3.9%
		Net present value	Loan to value ratio	37.7%–69.5%	45.6%
			Weighted average cost of capital risk premium multiple	1.2–1.5	1.3
Residential properties		Discounted cash flow	Loan to value ratio	28.1%–64.2%	38.6%
			Equivalency rate	3.3%–3.6%	3.4%
		Net present value	Loan to value ratio	28.1%–64.2%	38.6%
			Weighted average cost of capital risk premium multiple	1.1–1.5	1.3
Retail properties		Discounted cash flow	Loan to value ratio	17.9%–56.0%	32.7%
			Equivalency rate	3.1%–4.4%	3.8%
		Net present value	Loan to value ratio	17.9%–56.0%	32.7%
			Weighted average cost of capital risk premium multiple	1.1–1.4	1.2

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Loan receivable	$299
Office, retail and storage properties		Discounted cash flow	Loan to value ratio	59.4%–77.3%	75.1%
			Equivalency rate	4.2%–8.3%	6.2%

Additional Qualitative Information on Fair Valuation Process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral),

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Teachers Insurance and Annuity Association of America

the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily net asset value until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (dollars in millions):

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$706	$—	$26	$—	$732	$753	$(21)	$—	$732	0.24%	0.25%
FHLB capital stock	81	—	—	—	81	101	(20)	—	81	0.03%	0.03%
On deposit with states	18	—	—	—	18	18	—	—	18	0.01%	0.01%
Pledged as collateral not captured in other categories	332	—	—	—	332	79	253	—	332	0.11%	0.11%
Other restricted assets	—	—	42	—	42	46	(4)	—	42	0.01%	0.01%
Total restricted assets	$1,137	$—	$68	$—	$1,205	$997	$208	$—	$1,205	0.40%	0.41%

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$649	$—	$104	$—	$753	$853	$(100)	$—	$753	0.26%	0.27%
FHLB capital stock	101	—	—	—	101	96	5	—	101	0.03%	0.04%
On deposit with states	18	—	—	—	18	6	12	—	18	0.01%	0.01%
Pledged as collateral not captured in other categories	79	—	—	—	79	14	65	—	79	0.03%	0.03%
Other restricted assets	$—	$—	$46	$—	$46	$51	$(5)	$—	$46	0.02%	0.02%
Total restricted assets	$847	$—	$150	$—	$997	$1,020	$(23)	$—	$997	0.35%	0.37%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged. The other restricted assets represents real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (dollars in millions):

	2017
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets
Cash, cash equivalents and short-term investments	$34	$34	0.01%	0.01%
Securities lending collateral assets	706	706	0.27%	0.27%
Total collateral assets	$740	$740	0.28%	0.28%

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continued

	2017
	Amount	% of Liability to Total G/A Liabilities
Recognized obligation to return collateral assets	$740	0.33%

	2016
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets
Cash, cash equivalents and short-term investments	$479	$479	0.19%	0.19%
Securities lending collateral assets	649	649	0.25%	0.26%
Total collateral assets	$1,128	$1,128	0.44%	0.45%

	2016
	Amount	% of Liability to Total G/A Liabilities
Recognized obligation to return collateral assets	$1,128	0.53%
The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2017, counterparties pledged $94 million of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2017, the Company pledged the following collateral and margin to its counterparties, (in millions):

Cash collateral and margin	$285
Securities collateral and margin	$44

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value of all derivative contracts which, as of December 31, 2017, is $291 million.

Commodity Forward Contracts: The Company enters into crude oil forward contracts to hedge against the effect of fluctuations in crude oil prices on certain equity investments. This type of derivative instrument is traded OTC-bilateral and the Company is exposed to both market and counterparty risk. The changes in the carrying value of crude oil forward contracts are recognized as unrealized gains or losses. Derivative instruments used in economic hedging transactions that do not quality for hedge accounting treatment are accounted for at fair value.

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Teachers Insurance and Annuity Association of America

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2017 is $283 million for which the Company posted collateral of $254 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Asset Swaps: The Company enters into an asset swap contract to exchange the cash flows of a fixed interest rate bond with a short duration for the cash flows of a fixed rate bond with a longer duration, or vice versa. The Company may also exchange the cash flows of a fixed interest rate bond for the cash flows of a variable rate bond, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held in hedging relationships or in an RSAT position. Asset swaps held in economic hedging relationships are carried and reported at fair value. Asset swaps used in accounting effective hedging relationships or replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Total Return Swaps: The Company enters into a total return swap contract to exchange a cash flow based on a fixed or variable rate in return for the total economic exposure of an underlying asset, which includes cash flows, credit risk and market risk, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held in hedging relationships or in an RSAT position. Total return swaps held in hedging relationships are carried and reported at fair value. Total return swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

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The table below illustrates the effect of unrealized and realized gains and losses from derivative instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	December 31, 2017		December 31, 2016
Qualifying hedge relationships	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)
Foreign currency swap contract	$(21)	$6	$(1)	$(1)
Total qualifying hedge relationships	(21)	6	(1)	(1)
Non-qualifying hedge relationships
Commodity forwards	(18)	(40)	—	—
Foreign currency swaps	(544)	31	113	52
Foreign currency forwards	(161)	(132)	70	74
Interest rate contracts	(1)	—	(4)	—
Purchased credit default swaps	5	—	4	—
Total non-qualifying hedge relationships	$(719)	$(141)	$183	$126
Derivatives used for other than hedging purposes	—	5	—	—
Total derivatives	$(740)	$(130)	$182	$125

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. Index positions represent replications where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been sold by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market. The Company writes contracts on the Dow Jones North American Investment Grade Index Series 26 and 27 (DJ.NA.IG.26 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should there be a default on any reference entity in the index.

The Company writes contracts on the “Senior” (7% to 15%) tranche of the Dow Jones North American Investment Grade Index Series 25, 27 and 29 (DJ.NA.IG.25, DJ.NA.IG.27 and DJ.NA.IG.29, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Senior” (35%–100%) tranche of the Dow Jones North American High Yield Index Series 27 (DJ.NA.HY.27), whereby the Company is obligated to perform should the default rate of the index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The values

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Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2017			December 31, 2016
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity
RSAT NAIC Designation
1 Highest quality	Single name credit default swaps	$5	$—	1	$5	$—	2
	Credit default swaps on indices	5,967	185	4	5,957	67	4
	Subtotal	5,972	185	4	5,962	67	4
2 High quality	Single name credit default swaps	25	—	1	25	—	2
	Credit default swaps on indices	450	10	3	450	8	4
	Subtotal	475	10	3	475	8	4
3 Medium quality	Single name credit default swaps	10	—	1	40	6	4
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	10	—	1	40	6	4
Total		$6,457	$195	4	$6,477	$81	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than hedging Purposes. The fair value of derivative assets and liabilities appear in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves (in millions):

		Summary of Derivative Positions
		December 31, 2017			December 31, 2016
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Effective asset swaps	Assets	$810	$—	$(36)	$—	$—	$—
	Liabilities	—	—	—	—	—	—
Foreign currency swap contracts	Assets	37	3	4	70	13	15
	Liabilities	158	(24)	(36)	168	(14)	(30)
Total qualifying hedge relationships		$1,005	$(21)	$(68)	$238	$(1)	$(15)
Non-qualifying hedge relationships
Commodity forwards	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	115	(18)	(18)	—	—	—
Interest rate contracts	Assets	66	3	3	109	4	4
	Liabilities	—	—	—	—	—	—
Foreign currency swaps	Assets	1,980	123	123	3,193	363	363
	Liabilities	3,449	(341)	(341)	810	(36)	(36)
Foreign currency forwards	Assets	129	2	2	2,405	91	91
	Liabilities	2,453	(73)	(73)	68	—	—
Purchased credit default swaps	Assets	—	—	—	—	—	—
	Liabilities	521	(14)	(14)	667	(11)	(11)
Total non-qualifying hedge relationships		$8,713	$(318)	$(318)	$7,252	$411	$411
Derivatives used for other-than-hedging purposes
Written credit default swaps	Assets	$6,417	$113	$195	$6,437	$55	$80
	Liabilities	40	—	—	40	(1)	—
Asset swaps and total return swaps	Assets	35	—	—	35	—	—
	Liabilities	—	—	—	—	—	—
Total derivatives used for other-than-hedging purposes		$6,492	$113	$195	$6,512	$54	$80
Total derivatives		$16,210	$(226)	$(191)	$14,002	$464	$476

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Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2017	2016
TIAA Real Estate Separate Account	$25,175	$24,608
TIAA Separate Account VA-3	10,381	7,551
TIAA Separate Account VA-1	1,075	963
TIAA Stable Value	965	635
Total	$37,596	$33,757

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the Real Estate Separate Account cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$460	$—	$4,547	$5,007
Reserves
For accounts with assets at:
Fair value	$—	$—	$36,388	$36,388
Amortized cost	932	—	—	932
Total reserves	$932	$—	$36,388	$37,320

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$932	$—	$—	$932
At fair value	—	—	36,388	36,388
Total reserves	$932	$—	$36,388	$37,320

*	Withdrawable at book value without adjustment or charge.

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$280	$—	$4,491	$4,771
Reserves
For accounts with assets at:
Fair value	$—	$—	$32,811	$32,811
Amortized cost	614	—	—	614
Total reserves	$614	$—	$32,811	$33,425

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$614	$—	$—	$614
At fair value	—	—	32,811	32,811
Total reserves	$614	$—	$32,811	$33,425

*	Withdrawable at book value without adjustment or charge.

	2015
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$156	$—	$4,102	$4,258
Reserves
For accounts with assets at:
Fair value	$—	$—	$29,258	$29,258
Amortized cost	394	—	—	394
Total reserves	$394	$—	$29,258	$29,652

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$394	$—	$—	$394
At fair value	—	—	29,258	29,258
Total reserves	$394	$—	$29,258	$29,652

*	Withdrawable at book value without adjustment or charge.

B-132	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2017	2016	2015
Transfers reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$5,296	$5,092	$4,539
Transfers from separate accounts	(4,173)	(3,241)	(2,814)
Reconciling adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,123	$1,851	$1,725

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	12/31/2017	12/31/2016
Additional Reserves for:
Deferred and payout annuity contracts issued after 2000	$4,159	$4,115

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

As of December 31, 2017 and 2016, the Company had $364 million and $405 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (dollars in millions):

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$36,388	$36,388	14.9%
At book value without adjustment (minimal or no charge or adjustment)	56,466	932	—	57,398	23.5%
Not subject to discretionary withdrawal	150,005	—	—	150,005	61.6%
Total (gross)	$206,471	$932	$36,388	$243,791	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$206,471	$932	$36,388	$243,791

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$32,811	$32,811	14.0%
At book value without adjustment (minimal or no charge or adjustment)	53,544	614	—	54,158	23.2%
Not subject to discretionary withdrawal	146,757	—	—	146,757	62.8%
Total (gross)	$200,301	$614	$32,811	$233,726	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$200,301	$614	$32,811	$233,726

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and administrative services to TIAA, FSB and VA-1. Additionally, effective December 26, 2016, the Company entered into a General Service and Facilities Agreements with its wholly-owned subsidiary, Nuveen, for the Company to provide and receive general services at cost inclusive of charges for overhead.

The Company allocated expenses of $2,252 million, $2,080 million and $2,083 million to its various subsidiaries and affiliates for the years ended December 31, 2017, 2016 and 2015, respectively. These allocated expenses are not included in the Company’s net operating expenses. The expense allocation process determines the portion of the total investment and operating expenses attributable to each legal entity and each line of business within an entity. Every month the Company allocates incurred expenses to each line of business and its affiliates. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, updated and amended annually as of May 1, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, updated and amended annually as of May 1, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis in accordance with an Administrative Service Agreement, updated and amended annually as of May 1. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $808 million, $860 million, and $971 million for the years ended December 31, 2017, 2016 and 2015, respectively, are not included in the statement of operations and have no effect on the Company’s operations.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established annually and adjusted periodically. The daily fee is based on an estimate of the at-cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2017 and 2016, the Company held $907 million and $1,004 million of residential mortgage loans serviced by the Bank, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

B-134	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2017 or December 31, 2016.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$6,586	$205	$6,791	$10,734	$621	$11,355	$(4,148)	$(416)	$(4,564)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	6,586	205	6,791	10,734	621	11,355	(4,148)	(416)	(4,564)
d) Deferred Tax Assets Non-admitted	3,720	—	3,720	7,030	—	7,030	(3,310)	—	(3,310)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	2,866	205	3,071	3,704	621	4,325	(838)	(416)	(1,254)
f) Deferred Tax Liabilities	413	694	1,107	135	982	1,117	278	(288)	(10)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$2,453	$(489)	$1,964	$3,569	$(361)	$3,208	$(1,116)	$(128)	$(1,244)

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	1,921	43	1,964	3,101	107	3,208	(1,180)	(64)	(1,244)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,921	43	1,964	3,101	107	3,208	(1,180)	(64)	(1,244)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	5,151	xxx	xxx	4,851	xxx	xxx	300
c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	945	162	1,107	603	514	1,117	342	(352)	(10)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$2,866	$205	$3,071	$3,704	$621	$4,325	$(838)	$(416)	$(1,254)

	2017	2016
Ratio percentage used to determine recovery period and threshold limitation amount	812%	990%
Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$34,340	$32,343

	12/31/2017		12/31/2016		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (dollars in millions)
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted Gross DTAs Amount From Above	$6,586	$205	$10,734	$621	$(4,148)	$(416)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs Amount From Above	$2,866	$205	$3,704	$621	$(838)	$(416)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	7.33%	—%	9.70%	—%	(2.37)%	—%

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Income taxes incurred consist of the following major components (in millions):

	12/31/2017	12/31/2016	12/31/2015
Current Income Tax:
Federal income tax expense (benefit)	$(698)	$(484)	$(603)
Foreign taxes	—	—	—
Subtotal	$(698)	$(484)	$(603)
Federal income taxes expense on net capital gains	619	1,089	405
Generation/(utilization) of loss carry-forwards	79	(605)	198
Intercompany tax sharing expense/(benefit)	11	17	(83)
Other	(15)	(1)	—
Federal and foreign income tax expense / (benefit)	$(4)	$16	$(83)

	12/31/2017	12/31/2016	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$543	$248	$295
Investments	772	1,564	(792)
Deferred acquisition costs	15	24	(9)
Policyholder dividends accrual	395	675	(280)
Fixed assets	257	387	(130)
Compensation and benefits accrual	168	253	(85)
Receivables – non-admitted	43	104	(61)
Net operating loss carry-forward	816	1,349	(533)
Tax credit carry-forward	21	42	(21)
Other (including items < 5% of total ordinary tax assets)	481	599	(118)
Intangible assets – business in force and software	3,075	5,489	(2,414)
Subtotal	$6,586	$10,734	$(4,148)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	3,720	7,030	(3,310)
Admitted ordinary deferred tax assets	$2,866	$3,704	$(838)

Capital:
Investments	$186	$621	$(435)
Real estate	19	—	19
Subtotal	$205	$621	$(416)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	205	621	(416)
Admitted deferred tax assets	$3,071	$4,325	$(1,254)

	12/31/2017	12/31/2016	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$—	$129	$(129)
Reserves transition adjustment	410	—	410
Other (including items < 5% of total ordinary tax liabilities)	3	6	(3)
Subtotal	$413	$135	$278
Capital:
Investments	694	982	(288)
Subtotal	$694	$982	$(288)
Deferred tax liabilities	$1,107	$1,117	$(10)

Net Deferred Tax:
Assets/Liabilities	$1,964	$3,208	$(1,244)

B-136	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2017 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$574	35.00%
Dividends received deduction	(67)	(4.09)
Amortization of interest maintenance reserve	(68)	(4.15)
Statutory impairment of affiliated common stock	108	6.59
Tax effect of unrealized capital (loss) gain	236	14.39
Rate change due to Tax Cuts and Jobs Act	3,789	231.04
Other	(22)	(1.34)
Total statutory income taxes	$4,550	277.44%

Federal and foreign income tax incurred (benefit) expense	$(4)	(0.24)%
Rate change due to Tax Cuts and Jobs Act	3,789	231.04
Change in net deferred income tax charge (benefit)	765	46.64
Total statutory income taxes	$4,550	277.44%

At December 31, 2017, the Company has net operating loss carry forwards with expiration dates through the year 2032 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2004	$157	2019
2008	1,017	2023
2012	1,291	2027
2014	445	2029
2015	787	2030
2016	2	2031
2017	187	2032
Total	$3,886

At December 31, 2017, the Company has foreign tax credit carry forwards with expiration dates through the year 2025 (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2013	$4	2023
2014	13	2024
2015	5	2025
Total	$22

At December 31, 2017, and 2016, the Company has no capital loss carry forwards.

At December 31, 2017, the Company has general business credits of $32 million generated during the years 2004 to 2016 and expiring between 2024 to 2036.

The Company did not incur federal income taxes expense for 2017 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) Covariance Capital Management, Inc.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

5) CustomerOne Financial Network, Inc.

6) Elite Lender Services, Inc.

7) EverBank Commercial Finance, Inc.

8) EverBank Financial Corp.

9) EverBank Wealth Management, Inc.

10) EverInsurance, Inc.

11) EverTrade Direct Brokerage, Inc.

12) GreenWood Resources, Inc.

13) JWL Properties, Inc.

14) MyVest Advisors Corporation

15) MyVest Corporation

16) ND Properties, Inc.

17) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

18) Nuveen Holdings, Inc.*

19) Nuveen Holdings I, Inc.*

20) Nuveen Investments, Inc.*

21) Nuveen Investments Holdings, Inc.*

22) Nuveen Securities, LLC*

23) Oleum Holding Company, Inc.

24) T-C Europe Holdings, Inc.

25) T-C SP, Inc.

26) T-Investment Properties Corp.

27) TCT Holdings, Inc.

28) Teachers Personal Investors Service, Inc.

29) Terra Land Company

30) TIAA-CREF Life Insurance Company

31) TIAA Board of Overseers

32) TIAA-CREF Tuition Financing, Inc.

33) TIAA-CREF Trust Company, FSB

34) Tygris Asset Finance, Inc.

35) Tygris Commercial Finance Group, Inc.

36) Westchester Group Asset Management, Inc.

37) Westchester Group Farm Management, Inc.

38) Westchester Group Investment Management, Inc.

39) Westchester Group Investment Management Holding Company, Inc.

40) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings I, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen Holdings I, Inc. will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes are ($17) million and ($22) million at December 31, 2017 and 2016, respectively.

The Company’s tax years 2010 through 2012 and 2014 through 2017 are open to examination by the IRS.

The Tax Cuts and Jobs Act (the “Act”) was signed into law by the President on December 22, 2017. The Act changes existing United States tax law and includes numerous provisions that will affect businesses. The Act reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, as well as, reform to the US international tax system.

The Company’s deferred tax assets and liabilities as of December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the deferred tax assets and liabilities will be settled or realized. The change in net deferred taxes due to the re-measurement of the deferred tax assets and liabilities is $3,789 million and impacts the 2017 effective tax rate by 231%. Furthermore, the Company has evaluated and considered the impacts of the Act to our assessment of the realizability of our deferred tax assets and have concluded that no change as of December 31, 2017 is necessary.

B-138	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

In February 2018 the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

The impact of the Act to DTA admissibility under SSAP 101 is currently under evaluation. Our net admitted DTA is computed based on reasonable estimates and guidance available as of the date of this filing.

In evaluating the impact of reform to the US international tax system, the Company has estimated that no material liability will be due for the transition tax provisions provided in the Act.

Any subsequent adjustment to these amounts will be recorded in the period when the information necessary to update the estimate becomes available.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $58 million, $55 million and $53 million for the years ended December 31, 2017, 2016 and 2015, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2017	2016	2015
Benefit obligation	$41	$42	$44
Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2017	2016	2015
Benefit obligation	$102	$94	$104
Net period benefit cost	$1	$2	$4

Note 18—reinsurance

Reinsurance transactions included in the statutory basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2017	2016	2015
Direct premiums	$16,657	$16,608	$13,673
Ceded premiums	(13)	(14)	(14)
Net premiums	$16,644	$16,594	$13,659

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 19—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2017 and 2016, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2017 and 2016 that resulted in default.

As of December 31, 2017 and 2016, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2017, the estimated fair value of the Company’s securities on loan under the program was $689 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2017, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $706 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2017.

Of the cash collateral received from the program, $516 million is held as cash as of December 31, 2017, with the remaining $190 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$516	$516
30 Days or less	190	190
Total collateral reinvested	$706	$706

As of December 31, 2016 the estimated fair value of the Company’s securities on loan under the program was $634 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2016, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $649 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2016.

Of the cash collateral received from the program, $394 million was held as cash as of December 31, 2016, with the remaining $255 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$394	$394
30 Days or less	255	255
Total collateral reinvested	$649	$649

B-140	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 20—federal home loan bank of new york membership and borrowings

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources, and can also be a source of contingent liquidity to meet other requirements. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $14,757 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, (in millions):

	2017			2016
	Total	General Account	Separate Account	Total	General Account	Separate Account
Membership stock—class A	$—	$—	$—	$—	$—	$—
Membership stock—class B	81	81	—	101	101	—
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Total	$81	$81	$—	$101	$101	$—

Membership stock at December 31, 2017 and 2016, is not eligible for redemption.

The Company did not have any borrowings outstanding as of December 31, 2017 or 2016. Therefore, no collateral was pledged by the Company to the FHLBNY as of either year end.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, (in millions):

	2017			2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
General account	$670	$620	$615	$627	$521	$575
Separate account	—	—	—	—	—	—
Total	$670	$620	$615	$627	$521	$575

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, (in millions):

	2017			2016
	Total	General Account	Separate Account	Total	General Account	Separate Account
Debt	$615	$615	$—	$575	$575	$—
Funding agreements	—	—	—	—	—	—
Other	—	—	—	—	—	—
Total	$615	$615	$—	$575	$575	$—

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2017	2016
Change in net unrealized capital gains (losses)	$1,070	$(481)
Change in asset valuation reserve	(1,221)	(257)
Change in net deferred income tax	(4,554)	(272)
Change in non-admitted assets	3,402	364
Change in post-retirement benefit liability	(5)	4

As of December 31, 2017 and 2016, the portion of contingency reserves represented by cumulative net unrealized gains was $2,857 million and $1,787 million, gross of deferred taxes, respectively.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 8, 2017, the Company issued surplus notes in an aggregate principal amount of $2,000 million. The notes bear interest at an annual rate of 4.270%, and have a maturity date of May 15, 2047. Proceeds from the issuance of the notes were $1,994 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

In May 2017, the Company completed a tender offer in which it extinguished $950 million principal of its 6.850% surplus notes issued on December 16, 2009 and due to mature on December 16, 2039. The 2017 interest paid was $26 million and total interest paid was $481 million on the tendered notes. The Company paid a premium of $373 million due to the early redemption of these surplus notes which is reported in net operating expenses.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2017 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and/or Interest Paid Inception to Date	Date of Maturity
12/16/2009	6.850%	$1,050	$1,049	$72	$575	12/16/2039
09/18/2014	4.900%	1,650	1,649	81	242	09/15/2044
09/18/2014	4.375%*	350	349	15	46	09/15/2054
05/08/2017	4.270%	2,000	1,994	44	44	05/15/2047
Total		$5,050	$5,041	$212	$907

*	The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

B-142	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2017, the Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2017, the capital and surplus of TIAA-CREF Life Insurance Company was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2017.

The Company has agreed that it will cause TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), a direct wholly owned subsidiary, to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, Inc., Nuveen Finance, the Acquirer and an indirectly owned subsidiary of TIAA, recorded contingent purchase related liabilities which are payable based upon contractual terms during 2017 and 2018. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by Nuveen Finance. Nuveen Finance paid $169 million of the liability during 2017, resulting in a remaining liability of $109 million as of December 31, 2017.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 9, 2018. As of December 31, 2017, $30 million of this facility was maintained on a committed basis, and there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2017, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,500 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with TIAA, FSB. This line has an expiration date of September 12, 2018. As of December 31, 2017, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, Investments, Inc. This line has an expiration date of December 30, 2018. As of December 31, 2017, there were no balances outstanding.

The Company also provides a $23 million committed line of credit to TIAA Charitable Inc. This line has an expiration date of June 28, 2047. As of December 31, 2017, there was an outstanding balance of $14 million.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2017, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements	concluded

Teachers Insurance and Annuity Association of America

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2018, the date the financial statements were available to be issued.

Effective January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of TIAA’s wholly-owned subsidiary Nuveen, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company.

In association with the implementation of the Investment Management Agreements stated above, as TIAA acts as the advisor on behalf of TIAA-CREF Life, effective January 1, 2018, the Company amended and restated its Investment Management Agreement with TIAA-CREF Life.

Effective January 1, 2018, the Company entered into an Omnibus Service Agreement with its wholly-owned subsidiary Nuveen, pursuant to which Nuveen directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead.

Simultaneous with the effectiveness of the Investment Management Agreements, the Company amended the General Service and Facilities Agreement pursuant to which Nuveen provides services to the Company to remove any investment management services from the aforementioned agreement.

Effective February 6, 2018, the Company entered into a Service Agreement with TIAA, FSB for TIAA, FSB to provide general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead.

B-144	Statement of Additional Information ∎ Single Premium Immediate Annuities

730 Third Avenue

New York, NY 10017-3206

A10896 (5/18)

Part C—OTHER INFORMATION

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3) (A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

(A)	One-Life Immediate Annuity contract (5)

(B)	Two-Life Immediate Annuity contract (5)

(C)	Fixed Period Immediate Annuity contract (5)

(D)	Endorsement Internal Revenue Code Section 72(s) (15)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A) Charter of TIAA-CREF Life (2)

(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8)	(A) Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)

(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc. (10)

(G)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(H)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (13)

(I)	Master Services Agreement effective as of September 30, 2015 between Teachers Insurance and Annuity Association of America and Accenture LLP (15)

(9)	Legality Opinion and Consent of Ken Reitz, Esquire *

(10)	(A) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(11)	None

(12)	None

(13)	(A) Schedule of Computation of Performance Information (6)

(B)(1) Powers of Attorney (15)

(B)(2) Powers of Attorney (16)

(14)	Financial Data Schedule—not required

*	Filed herewith.

1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).

7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).

8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).

10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).

11	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

12	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

13	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

14	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-179272 and 811-22659).

15	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342)

16	Incorporated by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Christopher J. Weyrauch	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Elizabeth D. Black	Director
Sue Collins	Director, Vice President
Eric T. Jones	Director
Meredith Kornreich	Director
Russell Noles	Director
Scot Parnell	Director
Christopher Van Buren	Director
Christopher Baraks	Vice President, Corporate Tax Controller
Elizabeth Debenedictis	Vice President, Distribution
Stacy Eisenhauer	Chief Financial Officer
Carol Fracasso	Vice President, Business Management
Jeff Grant	Managing Director, Head of TIAA Life
Jorge Gutierrez	Treasurer
Peter Pisapia	Chief Compliance Officer of the Separate Account
Todd Sagmoe	Vice President, Illustration Actuary
Ken Reitz	General Counsel
Wayne Smiley	Chief Complinace Officer
Marjorie Pierre-Merritt	Secretary

* The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Item 27. Number of Contractowners

As of March 1, 2018, there were 508 owners of Contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Christopher J. Weyrauch	Chief Executive Officer, Chairman of the Board
Angela Kahrmann	President, Chief Operating Officer
Pamela Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Samuel Turvey	Chief Compliance Officer
Christy R. Lee	Chief Financial Officer, Controller
Jorge Gutierrez	Treasurer
Marjorie Pierre-Merritt	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918, 11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2018.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
Christopher J. Weyrauch
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 27, 2018 in the capacities and on the dates indicated.

Signature	Title

*	President and Chief Executive Officer
Christopher J. Weyrauch

*	Chief Financial Officer
Larkin W. Fields	(Principal Financial and Accounting Officer)

*	Director, Chairman
Christopher J. Weyrauch

*	Director
Rashmi Badwe

*	Director
Elizabeth D. Black

*	Director
Sue Collins

*	Director
Eric T. Jones

*	Director
Meredith Kornreich

*	Director
Russell Noles

*	Director
Scot Parnell

*	Director
Christopher Van Buren

*	Director

* Signed by Kenneth W. Reitz, Esq. as attorney-in -fact pursuant to a Power of Attorney effective: April 1, 2017

/S/ KENNETH W. REITZ
Kenneth W. Reitz, Esq.

Attorney-in-fact

EXHIBIT INDEX

(9)	Legality Opinion and Consent of Ken Reitz, Esquire

(10)(A)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm